As filed with the Securities and Exchange Commission on December 15, 1995.


                                                               File Nos.33-58004
                                                                        811-7474
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                           __________________________

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                              SECURITIES ACT OF 1933                  /   /
                         POST-EFFECTIVE AMENDMENT NO. 9
                                      and                             / x /
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940               /   /
                                AMENDMENT NO. 11
                                                                      / x /

                                   1784 FUNDS*
               (Exact Name of Registrant as Specified in Charter)

                                 2 Oliver Street
                          Boston, Massachusetts  02109
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, Including Area Code:  (800) 342-5734

                                ROBERT A. NESHER
                               C/O SEI CORPORATION
                             680 E. SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA   19087
                     (Name and Address of Agent for Service)

                                   Copies to:


    JOHN M. BAKER, SENIOR COUNSEL                   ROGER P. JOSEPH, ESQ.
  THE FIRST NATIONAL BANK OF BOSTON                 BINGHAM, DANA & GOULD
     100 FEDERAL STREET, 01-19-02                     150 FEDERAL STREET
          BOSTON, MA  02110                            BOSTON, MA  02110

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

It is proposed that this filing will become effective on February 28, 1996 pursuant to paragraph (a) of Rule 485.

Pursuant to Rule 24f-2, Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value) under the Securities Act of 1933 and filed a Rule 24f-2 Notice for Registrant's fiscal year ended May 31, 1995 on or about July 31, 1995.

____________________________
*Relating to shares of 1784 Growth Fund and 1784 Florida Tax-Exempt Income Fund

                                   1784 FUNDS

                              CROSS REFERENCE SHEET





N-1A ITEM NO.                                    LOCATION
--------------------------------------------------------------------------------

PART A

Item 1.   Cover Page                             Cover Page

Item 2.   Synopsis                               Expense Summary
                                                 Shareholder Transaction
                                                  Expenses
                                                 Annual Operating Expenses

Item 3.   Condensed Financial Information        *

Item 4.   General Description of Registrant      Summary
                                                 The Trust
                                                 Investment Objective
                                                 Investment Policies
                                                 Certain Investment Policies and
                                                  Guidelines
                                                 Investment Limitations
                                                 Description of Permitted
                                                  Investments and Techniques

Item 5.   Management of the Fund                 Trustees of the Trust
                                                 The Adviser
                                                 The Administrator
                                                 The Shareholder Servicing Agent
                                                  and Transfer Agent

Item 5A.  Management's Discussion of Fund        *
               Performance

Item 6.   Capital Stock and Other Securities     Voting Rights
                                                 Shareholder Inquires
                                                 Dividends and Distributions
                                                 Taxes

Item 7.   Purchases of Securities Being          Purchases of Shares
          Offered                                Exchanges
                                                 The Distributor

Item 8.   Redemption or Repurchase               Redemption of Shares

Item 9.   Pending Legal Proceedings              *

PART B

Item 10.  Cover Page                             Cover Page

Item 11.  Table of Contents                      Table of Contents

Item 12.  General Information and History        The Trust

Item 13.  Investment Objectives and Policies     Investment Objective and
                                                  Policies
                                                 Description of Permitted
                                                  Investments
                                                 Investment Limitations
                                                 Securities Lending

Item 14.  Management of the Fund                 Trustees and Officers of the
                                                   Trust (Prospectus)
                                                 The Administrator
                                                 The Shareholder Servicing Agent
                                                   and Transfer Agent

Item 15.  Control Persons and Principal          Trustees and Officers of the
                Holders of Securities               Trust (Prospectus)

Item 16.  Investment Advisory and Other          The Adviser
                Services                         The Administrator
                                                 The Shareholder Servicing Agent
                                                  and Transfer Agent
                                                 The Distributor
                                                 Counsel and Independent
                                                  Accountants (Prospectus)

Item 17.  Brokerage Allocation and Other         Fund Transactions; Trading
          Practices                               Practices and Brokerage


Item 18.  Capital Stock and Other Securities     Description of Shares
                                                 Shareholder Liability

Item 19.  Purchase, Redemption, and              Purchase and Redemption of
                Pricing of Securities Being       Shares (Prospectus)
                Offered                          Determination of Net Asset
                                                 Value

Item 20.  Tax Status                             Taxes (Prospectus)
                                                 Taxes

Item 21.  Underwriters                           The Distributor

Item 22.  Calculation of Performance Data        Computation of Yield
                                                 Calculation of Total Return

Item 23.  Financial Statements                   Financial Information

PART C


          Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.




          *Not Applicable

                                                 EXPLANATORY NOTE

          The sole purpose of this Post-Effective Amendment to the Registration Statement is to register shares of 1784 Growth Fund and 1784 Florida Tax-Exempt Income Fund, each a new series of 1784 Funds. No other series of 1784 Funds is affected by this Post-Effective Amendment.

Prospectus
                        [I784 Funds Logo]

                       Investment Adviser:
              THE FIRST NATIONAL BANK OF BOSTON

1784 FUNDS (the "Trust") is a mutual fund consisting of several professionally managed portfolios, or funds, of securities. The
Trust provides a convenient way to invest in one or more of these funds. This Prospectus relates to shares of the 1784 GROWTH FUND (the "Fund").

Shares of the Fund are offered primarily to individuals and institutional investors, including accounts for which The First National Bank of Boston ("Bank of Boston"), its affiliates and correspondents, and other financial institutions act in a fiduciary, agency or custodial capacity. Investors in shares of the Fund are referred to hereinafter as "Shareholders." Shares of the Fund are currently offered without any sales charges.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OF BOSTON OR ANY OF ITS AFFILIATES. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISKS, INCLUDING RISK TO PRINCIPAL.

This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing in the Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information, dated October 2, 1995, amended January 2, 1996 and further amended February 28, 1996 has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-BKB-1784. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

February 28, 1996

                                  TABLE OF CONTENTS
-------------------------------------------------------------------------------
                                                                Page
-------------------------------------------------------------------------------
Expense Summary                                                   1
Summary                                                           2
The Trust                                                         5
Investment Objective                                              6
Investment Policies                                               6
Certain Investment Policies and Guidelines                        7
Investment Limitations                                            9
The Adviser                                                      10
The Administrator                                                11
The Shareholder Servicing Agent and Transfer Agent               12
The Distributor                                                  12
Purchase of Shares                                               13
Redemption of Shares                                             16
Systematic Withdrawal Plan                                       18
Exchanges                                                        18
Performance                                                      19
Taxes                                                            19
General Information                                              21
Description of Permitted Investments and Techniques              23

                                 EXPENSE SUMMARY
-------------------------------------------------------------------------------
Following are (i) a tabular summary of expenses relating to purchases and sales of shares of the Fund and annual operating expenses of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a hypothetical $1,000 investment in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of the offering price)                          None
Sales Charge Imposed on Reinvested Dividends
 (as a percentage of the offering price)                          None
Deferred Sales Charge Imposed on Redemptions
 (as a percentage of the offering price)                          None
Redemption Fees(1)                                                None
Exchange Fee                                                      None


ANNUAL OPERATING EXPENSES
-------------------------------------------------------------------------------
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Advisory Fees(2)                                                 0.74%
12b-1 Fee (after fee waiver)(2)                                   None
Other Expenses(2)                                                0.51%

-------------------------------------------------------------------------------
Total Operating Expenses(2)                                      1.25%
-------------------------------------------------------------------------------

(1) If proceeds of a redemption of Fund shares are paid by wire transfer, a wire transfer charge (presently $12.00) will be imposed.
(2) Bank of Boston, which serves as the Adviser for the Fund, has agreed to waive its fee in an amount that operates to limit total operating expenses of the Fund to not more than 1.25% of average daily net assets on an annualized basis; this limitation would not apply to any brokerage commissions, interest expense or taxes or to extraordinary expense items, including but not limited to litigation expenses. SEI Financial Services Company, which acts as Distributor of the Trust's shares, has agreed to waive its 12b-1 fee, which is computed at an annual rate of 0.25% of the Fund's average daily net assets. If the Distributor should terminate this waiver, long-term
Shareholders may pay more than the economic equivalent of the maximum front-end sales charge that would have been permitted. SEI Financial
Management Corporation, which acts as the Trust's Administrator, has agreed to waive its fee from certain funds of the Trust to assist these funds in maintaining a competitive expense ratio. Bank of Boston may contribute to the Fund or waive additional portions of its fees in order to limit other operating expenses and to assist the Fund in maintaining a competitive expense ratio. Fee waivers by the Adviser, Administrator and Distributor, and contributions by the Bank of Boston, are voluntary and may be terminated at any time. Certain other parties may also agree to waive portions of their fees from time to time on a month to month basis. Additional information may be found under "The Adviser," "The Administrator" and "The Distributor." Because the Fund is newly organized, expenses are estimated. Absent the waiver of fees and contributions, estimated other expenses and estimated total operating expenses would be 0.76% and 1.50% of the average daily net assets of the Fund, on an annualized basis. A person who purchases shares through a financial institution may be charged separate fees by the financial institution.

EXAMPLE
--------------------------------------------------------------------------------
An investor would pay the following expenses on a hypothetical $1,000 investment assuming a 5% annual total return and redemption at the end of each time period:

                          1 Year     3 Years
                          ------     -------
                          $13        $40

The example is based upon estimated operating expenses for the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN, AND ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. Additional information may be found under "General Information -
The Trust," "The Adviser," "The Administrator" and "The Distributor."

                                        SUMMARY
--------------------------------------------------------------------------------
The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

1784 FUNDS (the "Trust") is an open-end management investment company which provides a convenient way to invest in one ore more professionally managed funds of securities. The following provides basic information about the 1784 GROWTH FUND. The Fund is a diversified fund.

WHAT IS THE INVESTMENT OBJECTIVE? The investment objective of the 1784 Growth Fund is capital appreciation. Dividend income, if any, is incidental to this objective. The Fund's investment objective may be changed only with the consent of holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective" and " Investment Limitations."

WHAT ARE THE PERMITTED INVESTMENTS? The 1784 Growth Fund under normal circumstances invests at least 65% of its total assets in common stocks and securities convertible into common stock of companies that the Adviser believes have above-average growth potential. During periods of unusual economic market conditions or for temporary defensive purposes or liquidity, the Fund may invest in money market funds, and, without limit, in cash and money market instruments.

WHAT ARE SOME OF THE RISKS? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. For example, the net asset value per share of the Fund is not fixed and should be expected to fluctuate based on changes in the value of the underlying portfolio securities. Specifically, common stocks and other equity securities fluctuate in value based on many factors, including actual and anticipated earnings, changes in management, political and economic developments and potential for takeovers and acquisitions. In the short term, prices can fluctuate dramatically in response to these factors. The market value of fixed income investments will change in response to interest rate changes and other factors.

The Fund emphasizes securities that in the Adviser's opinion have above-average growth potential including securities of smaller, lesser-known companies. Investors in the Fund should be aware that the securities offering above-average growth potential involve above-average risk and volatility. In particular, securities of smaller. lesser-known companies may have more risks than the securities of larger companies. Companies with small market capitalizations may be more susceptible to market downturns or setbacks because they have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about companies with small market capitalizations than about more established companies. As a result of these and other factors, the prices of securities issued by companies with small market capitalization may be volatile. Shares of the Fund, therefore, may be subject to greater fluctuation in value than shares of an equity fund primarily in securities of larger, more established companies.

The Fund may also invest a portion of its assets in non-U.S. securities. Foreign securities in which the Fund is authorized to invest may subject the Fund to different risks than those attendant to investments in securities of U.S. issuers.

For further information, see "Investment Policies," "Certain Investment Policies and Guidelines," and "Description of Permitted Investments and Techniques" herein and in the Statement of Additional Information.

WHO IS THE ADVISER? The First National Bank of Boston ("Bank of Boston") serves as the Adviser for the Fund and is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.74% of the average daily net assets of the Fund. Bank of Boston has agreed for an indefinite period of time to waive all or a portion of its fee in order to limit the total operating expenses of the Fund on an annualized basis to not more than 1.25% of the Fund's average daily net assets. Bank of Boston may contribute to the Fund in order to limit operating expenses and to assist the Fund in maintaining a competitive expense ratio. Fee waivers and contributions, if any, may be terminated at any time. See "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the Administrator for the Trust under an Administration Agreement and is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. The Fund's portion of such fee is based on the Fund's average daily net assets. The Administrator has agreed to waive a portion of its fees on a month to month basis under certain circumstances. See "The Administrator."

WHO IS THE SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT? Boston Financial Data Services acts as dividend disbursing agent and shareholder servicing agent for the Fund. State Street Bank and Trust Company acts as transfer agent for the Fund. See "The Shareholder Servicing Agent and Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of the Trust's shares. The Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for payment to the Distributor of a fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets; the Distributor can use all or a portion of this fee to compensate broker-dealers and other financial institutions that provide services to Shareholders or to their customers who beneficially own shares of the Fund. The Distributor has agreed to waive its 12b-1 fee. However, distribution fees may be imposed in the event that the Distributor determines to terminate its waiver of such fees. The Trust may create one or more additional classes of shares, without distribution fees, of the Fund. See "The Distributor."

HOW DO I PURCHASE SHARES? Purchases of Fund shares may be made through the Distributor by the close of business Monday through Friday except on days when the New York Stock Exchange or the Federal Reserve Bank of Boston is closed ("Business Days"). Shares may also be purchased through broker-dealers which have established dealer agreements with the Distributor. Purchase orders submitted through broker-dealers normally will be received by the Distributor on the Business Day after they are received by the broker-dealer.

A purchase order representing an investment in the Fund will be effective as of the Business Day the order is received by the Distributor if the Distributor receives a purchase order in good form for the shares and payment (by wire transfer or check) for the shares before 4:00 p.m. Eastern Time ("ET") on that day. Shares are sold at their net asset value determined as of the end of the day the order is effective. Shares purchased will begin accruing dividends on the day following the date of purchase.

The minimum initial investment in the Fund is $1,000; all subsequent purchases must be at least $250. Minimum investment requirements are lower for accounts established for automatic investment programs and under tax-deferred retirement programs (including IRAs). See "Purchase of Shares."

Shares of the Fund are currently being offered without any sales charges. See "The Distributor."

HOW DO I REDEEM SHARES? Redemptions of shares of the Fund may be made through the Shareholder Servicing Agent on any Business Day. Redemption orders must be placed in good form before 4:00 p.m. ET on any Business Day to be effective on that day. The redemption price is the net asset value per share determined as of the end of the day the order is effective. See "Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of dividends which are paid at least semi-annually. Shareholders of record on the record date for the dividend distribution will be entitled to the dividends, except that shares will not begin accruing dividends until the day following the date of their purchase. On redemption, a Shareholder will receive dividends through and including the day a valid redemption request is received by the Shareholder Servicing Agent. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends and Distributions."

HOW DO I MAKE EXCHANGES? Once payment for shares of the Fund has been received by the Distributor, those shares may be exchanged for shares of one or more other portfolios of the Trust at net asset value, provided the amount of the exchange meets the minimum investment requirements for the other portfolio of the Trust. There are no charges for an exchange. If an exchange request in good order is received by the Distributor by 4:00 p.m. ET on any Business Day, the exchange usually will occur on that day; however, requests for exchange for shares of a money market fund must be received earlier than 4:00 p.m. ET (in cases when regular trading on the New York Stock Exchange closes earlier than 4:00 p.m. ET, as early as 12:00 noon ET) for the exchange to occur on that day. A Shareholder must obtain and should read the prospectus of the other portfolio and consider the differences in investment objectives and policies before making any exchange. An exchange is treated, for federal and state income tax purposes, as a sale of the Fund shares exchanged, and could result in gain or loss to the Shareholder. See "Exchanges."


                                  THE TRUST
--------------------------------------------------------------------------------
1784 FUNDS (the "Trust") is an open-end management investment company that currently offers units of beneficial interest ("shares") in several separate professionally managed investment portfolios, or funds. Each share of each fund represents an undivided, proportionate interest in that fund. This Prospectus relates to shares of the Trust's 1784 Growth Fund, a diversified fund. The Trust's other funds include the 1784 U.S. Government Medium-Term Income Fund, 1784 Short-Term Income Fund, 1784 Income Fund, 1784 Tax-Exempt Medium-Term Income Fund, 1784 Connecticut Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund, 1784 Massachusetts Tax-Exempt Income Fund, 1784
Florida Tax-Exempt Income Fund, 1784 U.S. Treasury Money Market Fund, 1784 Institutional U.S. Treasury Money

Market Fund, 1784 Tax-Free Money Market Fund, 1784 Growth and Income Fund,
1784 Asset Allocation Fund and 1784 International Equity Fund. Information regarding the Trust's other funds is contained in separate prospectuses that may be obtained from the Trust's distributor, SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, Pennsylvania 19087, or by calling 1-800-BKB-1784.


                             INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
The investment objective of the 1784 GROWTH AND INCOME FUND is capital appreciation. Dividend income, if any, is incidental to this objective.

There is no assurance that the investment objective of the Fund will be met. The investment objective of the Fund is a fundamental policy of the Fund, and therefore cannot be changed without the consent of holders of a majority of the Fund's outstanding shares. See "Investment Limitations."


                             INVESTMENT POLICIES
-------------------------------------------------------------------------------
THE 1784 GROWTH FUND is a diversified fund that under normal circumstances invests at least 65% of its total assets in common stocks and securities convertible into common stock of U.S. and foreign issuers. The Fund emphasizes securities that in the Adviser's opinion have above-average growth potential, including securities of smaller, lesser-known companies. The Adviser may also pursue growth by investing in other companies such as mid-sized companies with established products that are developing new product lines, new management methods or new distribution channels; larger well-known companies that may be industry leaders; or revitalized companies in declining industries that hold a strong position in the market. Growth may be measured by factors such as earnings, cash flow or gross sales. While some of the securities purchased for the Fund may pay dividends, receipt of current income is not a consideration in selecting investments.

For purposes of the Fund's policy of investing at least 65% of its assets in common stocks and securities convertible into common stocks, common stocks are deemed to include securities purchased in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (sometimes referred to as Continental Depositary Receipts ("CDRs")). Under normal circumstances, not more than 35% of this Fund's total assets are invested in non-convertible debt securities, preferred stocks and money market instruments.

The Fund may, for hedging purposes or in order to generate additional income, write (sell) covered call options, and may, for hedging purposes, enter into futures contracts and related options. In addition, the Fund may make additional types of investments and engage in other investment practices, as described in "Description of Permitted Investments and Techniques."

For more information regarding the permitted investments and investment practices of the Fund, the purposes of these investments and investment practices and certain risks associated with certain of these investments and investment practices, see "Certain Investment Policies and Guidelines," "Description of Permitted Investments and Techniques" and the Statement of Additional Information.


                         CERTAIN INVESTMENT POLICIES
                               AND GUIDELINES
-------------------------------------------------------------------------------
The Fund may make any of the investments or engage in any of the investment practices described under "Description of Permitted Investments and Techniques." The Fund's investments normally consist primarily of securities that are listed on recognized exchanges or actively traded in the over-the-counter market. The Fund may also hold securities that are neither so listed nor so traded. However, the Fund will not invest more than 15% of its net assets in illiquid securities.

Investments in equity securities will fluctuate in value based on many factors, including actual and anticipated earnings, changes in management, political and economic developments and the potential for takeovers and acquisitions. Smaller companies are especially sensitive to these factors.

In addition, the market value of fixed income investments (including money market instruments) will change in response to interest rate changes and other factors such as perceived changes in the credit quality of or the supply and demand for such investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.

Changes in the value of Fund securities will affect the Fund's net asset value, and the Fund's shares will fluctuate in value. Under most circumstances, changes in the value of securities will not affect cash income derived from these securities, but there can be no guaranty that such cash income will not be adversely affected. Receipt of income from the Fund's securities is incidental to the Fund's objective of capital appreciation.

The Fund emphasizes securities that in the Adviser's opinion have above-average growth potential including securities of smaller, lesser-known companies. Investing in the securities of companies offering above-average growth potential, however, also involves greater risk and the possibility of greater portfolio price volatility. Generally, companies with above-average growth potential tend to have higher average price/earnings (P/E) ratios which means the stocks are more expensive than average relative to their earnings. Smaller, lesser-known companies are associated with higher investment risk because they may have limited size, product lines, markets, distribution channels and financial and managerial resources. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions.

Investments in securities of foreign issuers (including investments in depositary receipts) may subject the Fund to different risks than those attendant to investments in securities of U.S. issuers, such as changes in currency rates or exchange control regulations, differences in accounting, auditing and financial reporting standards, more volatile or less liquid markets, the possibility of expropriation or confiscatory taxation, and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. The Fund may invest not more than 5% of its assets in securities of issuers in developing countries and not more than 25% of its assets in securities of foreign issuers, including the 5% it may invest in issuers in developing countries.

The money market instruments in which the Fund may invest include:
(1) securities issued or guaranteed as to principal and interest by the U.S. Government,its agencies or instrumentalities; (2) repurchase agreements;
(3) bank obligations described under :Description of Permitted Investments and Techniques;" (4) commercial paper, other short-term debt securities or variable or floating rate instruments rated in one of the two highest short-term rating categories by a "nationally recognized statistical rating organization" as defined under Securities and Exchange Commission rules ("NRSRO") or of comparable credit quality as determined by the Adviser; (5) securities issued or guaranteed as to principal and interest by foreign governments; and (6) asset-backed securities. Other money market instruments in which the Fund may invest are described under "Description of Permitted Investments and Techniques." For temporary defensive purposes during periods when it is determined by the Adviser that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. The Fund may also invest up to 100% of its assets in money market instruments. The Fund may also invest, for temporary defensive purposes, in money market funds. To the extent the Fund is invested in money market instruments and/or money market funds for temporary defensive purposes, the Fund will not be pursuing its investment objective.

The Fund may, from time to time, engage in securities lending; however, loans made by the Fund of the securities it holds may not exceed 33-1/3% of the Fund's total assets. The Fund may purchase securities on a when-issued basis. The Fund may, for hedging purposes, enter into interest rate futures contracts and related options and stock index futures contracts and related options, and may, for hedging and other non-speculative purposes, engage in foreign currency exchange transactions on a spot basis, by entering into forward currency exchange contracts, or by investing in currency futures contracts and options thereon.

Under normal circumstances the annual portfolio turnover rate for the Fund is not expected to exceed 100%.


                            INVESTMENT LIMITATIONS
-------------------------------------------------------------------------------
The investment objective of the Fund and the following investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation
(a) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and
(c) supranational entities will be considered to be a separate industry.

3. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

4. Borrow, except that the Fund may borrow money from banks and may enter into reverse repurchase agreements in an amount not to exceed 33-1/3% of the Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (e.g., to meet Shareholder redemption requests). The Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value).

The foregoing percentages apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.


                                 THE ADVISER
--------------------------------------------------------------------------------
The First National Bank of Boston ("Bank of Boston" or the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust. Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser makes investment decisions for the Fund. Eugene D. Takach and Theodore E. Ober, Fund Managers, have been the co-managers of the Fund since the commencement of its operations. Mr. Takach, who has more than 30 years of experience in investment management, research analysis and securities trading, has been a Portfolio Manager at Bank of Boston since 1971. Mr. Ober, who has more than seven years of investment management experience, was a Portfolio Assistant at Bank of Boston from 1987 to 1989 and an Assistant Fund Manager from 1989 to 1992, and has been a Fund Manager since 1992.

For its services under the Advisory Agreement, the Adviser receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.74% of the Fund's average daily net assets. However, the Adviser has agreed for an indefinite period of time to waive all or a portion of its fees in order to limit the total operating expenses of the Fund on an annualized basis to not more than 1.25% of its average daily assets; this limitation would not apply to any brokerage commissions, interest expense or taxes or to extraordinary expense items, including but not limited to litigation expenses. Fee waivers may be terminated at any time. From time to time the Adviser may also waive additional portions of its fees to reduce net operating expenses to less than the amount specified above. Subject to compliance with procedures established by the Trustees, the Adviser may execute the Fund's brokerage or other agency transactions through the Adviser or an affiliate of the Adviser.

Bank of Boston, a national banking association, is the successor to a number of banking institutions, the first of which was chartered in 1784. All of the capital stock of Bank of Boston (except directors' qualifying shares) is owned by Bank of Boston Corporation, a registered bank holding company. Bank of Boston and its affiliates are engaged in providing a wide variety of financial services to individuals, corporate and institutional customers, governments, and other financial institutions throughout New England, the United States and internationally. These services include individual and community banking, consumer finance, mortgage origination and servicing, domestic corporate and investment banking, leasing, international banking services, commercial real estate lending, private banking, trust services, correspondent banking, and securities and payments processing. Bank of Boston's principal business address is 100 Federal Street, Boston, MA 02110. Prior to the organization of the Trust in 1993, Bank of Boston had not served as the investment adviser for management investment companies. Bank of Boston also manages the other funds comprising the Trust.

Bank of Boston has been providing asset management services since 1890. Its portfolio managers are responsible for investing in money market, equity, and fixed income securities and they have earned national recognition and respect. The investment management group within Bank of Boston which manages the Fund is the same group which has managed Bank of Boston's collective trust funds with similar investment objectives. As of December 31, 1994, Bank of Boston and its affiliates managed more than $13 billion in assets worldwide.

Bank of Boston and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Bank of Boston and its affiliates deal, trade and invest for their own account in certain types of securities purchased on behalf of the Fund. Bank of Boston and its affiliates may sell such securities to and purchase them from other investment companies sponsored by SEI Financial Services Company or its affiliates. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any of its divisions or departments or in the possession of any of its affiliates.

The Glass-Steagall Act prohibits certain financial institutions, such as Bank of Boston, from engaging in the business of underwriting securities of open-end investment companies, such as the Fund. Bank of Boston takes the position, based on the advice of counsel, that the investment advisory services it provides under the Advisory Agreement do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act and other relevant federal and state legal and regulatory precedent. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Future changes in either federal or state statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future federal and state statutes and regulations, could prevent Bank of Boston from continuing to perform such services for the Trust. If Bank of Boston were to be prevented from acting as the Adviser, the Trust would seek alternative means for obtaining such services.


                              THE ADMINISTRATOR
--------------------------------------------------------------------------------
SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to an administration agreement dated as of June 1, 1993 (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with administrative services other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. The Fund's portion of such fee is based on the average daily net assets of the Fund. The Administrator has agreed to waive a portion of its fees on a month to month basis under certain circumstances for certain of the portfolios of the Trust.


                     THE SHAREHOLDER SERVICING AGENT AND
                                TRANSFER AGENT
-------------------------------------------------------------------------------
Boston Financial Data Services acts as dividend disbursing agent and shareholder servicing agent (the "Shareholder Servicing Agent") for the Fund, and receives a fee for these services. The principal business address of the Shareholder Servicing Agent is 2 Heritage Drive, North Quincy, MA 02171.
State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Fund, and receives a fee for these services. The principal business address of the Transfer Agent is 225 Franklin Street, Boston, MA 02110-2875.


                               THE DISTRIBUTOR
--------------------------------------------------------------------------------
SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated as of June 1, 1993, and amended and restated as of September 14, 1995, and the Trust has adopted a distribution plan (the "Plan") dated as of June 1, 1993 and amended and restated as of September 14, 1995 pursuant to Rule 12b-1 under the Investment Company Act of 1940. As provided in the Distribution Agreement and the Plan, the Trust will pay the Distributor a fee for its services, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may apply all or a portion of this fee toward: (a) compensation for its services in connection with distribution assistance or provision of Shareholder services; or
(b) payments to financial institutions and intermediaries such as banks (including Bank of Boston), savings and loan associations, insurance companies, and investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of Shareholder services. The Plan is characterized as a "compensation plan" (in contrast to "reimbursement" arrangements in which a distributor's compensation is linked directly to the distributor's expenses) since the distribution fee will be paid to the Distributor without regard to the distribution or Shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Distributor has agreed to waive the 12b-1 fee. This waiver may be terminated by the Distributor at any time.

The Trust may create one or more additional classes of shares of the Fund to be offered without distribution fees to certain types of investors.

The Fund may execute brokerage or other agency transactions through the Distributor, for which the Distributor receives compensation.

From time to time the Distributor may provide incentive compensation to employees of banks (including Bank of Boston), broker-dealers and investment counselors, and to its own employees, in connection with the sale of shares of the Fund or other portfolios of the Trust. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages. Such promotional incentives will be offered uniformly to all program participants and will be predicated upon the amount of shares of the Fund and other portfolios of the Trust sold by the participant.


                             PURCHASE OF SHARES
--------------------------------------------------------------------------------
Shares of the Fund are sold on a continuous basis and may be purchased directly from the Trust's Distributor either by mail or by telephone. Shares may also be purchased through a broker-dealer which has established a dealer agreement with the Distributor.

Purchases of shares of the Fund may be made Monday through Friday except on days when the New York Stock Exchange or the Federal Reserve Bank of Boston is closed ("Business Days"). Current holidays for the New York Stock Exchange and/or the Federal Reserve Bank of Boston are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving and Christmas. Except as provided below, the minimum initial investment in the shares is $1,000, and all subsequent purchases of shares must be at least $250. Minimum purchase amounts may be waived by the Distributor in its discretion. No minimum purchase amount applies to subsequent purchases made by reinvestment of dividends.

The purchase price for shares of the Fund is their net asset value next determined after the Distributor receives a purchase order in good form. Net asset value per share is determined as of the close of regular trading on the New York Stock Exchange, 4:00 p.m. ET, on each Business Day. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places.

A purchase order for shares of the Fund will be effective as of the Business Day the order is received by the Distributor if the Distributor receives a purchase order, in good form, for the shares and payment (by wire transfer or check) for the shares before 4:00 p.m. ET on that day. Purchase orders submitted through broker-dealers which have established dealer agreements with the Distributor normally will be received by the Distributor on the Business Day after they are received by the broker-dealer. In certain circumstances where the agreement between the Distributor and the customer's broker so permits, a purchase order for additional shares of the Fund will be effective as of the Business Day the order is received by the Distributor if the Distributor receives a purchase order in good form for the shares before 4:00 p.m. ET on that day and payment (by wire transfer or check) for the shares is received before 4:00 p.m. ET within 5 Business Days thereafter.

By Mail
--------------------------------------------------------------------------------
Investors may purchase shares of the Fund by completing and signing an Account Application and mailing it, along with a check (or other negotiable bank instrument or money order) payable to the Fund to the Fund , P.O. Box 8524, Boston, MA (02266-8524. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the Fund.

Account Applications can be obtained by calling the Distributor at 1-800-BKB-1784.


By Telephone
--------------------------------------------------------------------------------
If a Shareholder has previously submitted an Account Application, that Shareholder may also purchase shares by telephone by calling the Distributor toll-free at 1-800-BKB-1784. Orders by telephone will not be executed until an Account Application and payment have been received. In certain circumstances where the agreement between the Distributor and the customer's broker so permits, orders by telephone representing subsequent purchases of shares of the Fund will be executed prior to receipt of payment, but payment must be received before 4:00 p.m. ET within 5 Business Days thereafter.


Tax-Deferred Retirement Programs
--------------------------------------------------------------------------------
The Fund is eligible for purchase by tax-deferred retirement programs such as IRAs, KEOGHs, and 401(k) plans, and the minimum initial investment requirement for an account established under such a program is $250. Bank of Boston offers a number of tax-deferred retirement plans through which shares of the Fund may be purchased. All accounts in the Fund established under a tax-deferred retirement program must elect to have all dividends reinvested in the Fund.


Systematic Investment Plan (SIP)
--------------------------------------------------------------------------------
A Shareholder may also arrange for periodic additional investments in the Fund through automatic deductions by Direct Deposit (if available from a Shareholder's employer) or by Automated Clearing House ("ACH") transactions from a checking account by completing the appropriate section of the Account Application. The Systematic Investment Plan is subject to account minimum initial purchase amounts and minimum maintained balance requirements. The minimum pre-authorized investment amount is $50 per month. An Account Application may be obtained by contacting the Distributor at 1-800-BKB-1784.

Other Information Regarding Purchases
--------------------------------------------------------------------------------
Shares of the Fund may also be purchased through financial institutions, including Bank of Boston, which provide shareholder service or other assistance to the Trust. Texas residents may only purchase shares through the Distributor. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose cut-off times for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor. Customers should contact their financial institution for information as to the institution's procedures for transmitting purchase, exchange or redemption orders to the Distributor. The Distributor's receipt of an order may be delayed by one or more Business Days.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Other Shareholders who desire to transfer the registration of their shares should contact the Shareholder Servicing
Agent.

Purchases may be made by ACH transactions, as well as by check or wire transfer.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

No certificates representing shares will be issued.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or its Shareholders to accept such offer. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures will include verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures to confirm that instructions communicated by telephone are genuine are not followed, the Fund may be liable for any losses to a Shareholder due to unauthorized or fraudulent instructions. Otherwise, the investor will bear all risk of loss relating to a purchase, redemption or exchange by telephone or a wire transfer.

For all purchases, if payment is not made or a check received for shares does not clear, the purchase will be cancelled and the investor could be liable for any losses to the Fund, including losses resulting from a decline in the net asset value of the applicable shares between the date of purchase and the date of cancellation, and for a check return fee up to $25.00, as applicable. Shares purchased will begin accruing dividends on the day following the date of purchase.

The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security.


                             REDEMPTION OF SHARES
--------------------------------------------------------------------------------
Shareholders may redeem their shares on any Business Day and shares may ordinarily be redeemed by mail or telephone, with proceeds payable by check, ACH or wire transfer. A redemption is treated, for federal and state income tax purposes, as a sale of the Fund shares redeemed; a redemption could, therefore, result in taxable gain or loss to the Shareholder. If proceeds are paid by wire transfer, a wire transfer charge (presently $12.00) will be imposed.


By Mail
--------------------------------------------------------------------------------
A written request for redemption must be received by the Shareholder Servicing Agent in good form in order to constitute a valid request for redemption. All account holders must sign the redemption request. Under certain circumstances, the Shareholder Servicing Agent may require that the signatures on the request be guaranteed by a commercial bank, by a member firm of a domestic stock exchange or by another eligible guarantor institution. Redemption requests may be mailed to the Shareholder Servicing Agent, P.O. Box 8524, Boston, MA 02266-8524.


By Telephone
--------------------------------------------------------------------------------
Shares may be redeemed by telephone if the Shareholder elects that option on the Account Application (unless a written redemption request, with the Shareholder's signature guaranteed, is required; see "Signature Guarantees" below). Telephone redemption orders must be placed with the Shareholder Servicing Agent prior to 4:00 p.m. ET on any Business Day to be effective on such day. The Shareholder may have the proceeds mailed to his or her address or wired to a commercial bank account previously designated on the Account Application. Telephone redemption requests may be made by calling the Shareholder Servicing Agent at 1-800-BKB-1784. Shareholders may not close their account by telephone. During periods of drastic economic or market changes or severe weather or other emergencies, Shareholders may find it difficult to implement a telephone redemption. If such a case should occur, another method of redemption, such as written request sent via an overnight delivery service, should be considered. The Fund's address for overnight deliveries is 1784 Funds, c/o Boston
Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.


Signature Guarantees
--------------------------------------------------------------------------------
If a Shareholder requests a redemption for an amount in excess of $25,000, a redemption of any amount to be payable to anyone other than the Shareholder of record or a redemption of any amount to be sent to any address other than the Shareholder's address of record with the applicable Fund (or in the case of ACH or wire transfers, other than as provided in the Shareholder's Account Application), all account holders on the Shareholder's account must sign a written redemption request and their signatures must be guaranteed by a commercial bank, by a member firm of a domestic stock exchange or by another eligible guarantor institution. The Trust and the Shareholder Servicing Agent reserve the right to amend these requirements for the Fund at any time without notice. For questions about the proper form of redemption requests, call 1-800-BKB-1784.


Other Information Regarding Redemptions
--------------------------------------------------------------------------------
All redemption orders for shares of the Fund are effected at the net asset value per share next determined after receipt, by the Shareholder Servicing Agent, of a valid request for redemption in good form, as described above. Payment to Shareholders for shares redeemed will be made within seven days after receipt by the Shareholder Servicing Agent of the request for redemption. A redemption must involve either shares having an aggregate value of at least $250 or all the shares in an account. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures will include verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures to confirm that instructions communicated by telephone are genuine are not followed, the Fund may be liable for any losses to a Shareholder due to unauthorized or fraudulent instructions. Otherwise, the investor will bear all risk of loss relating to a purchase, redemption or exchange by telephone or a wire transfer.

Forwarding of redemption proceeds for shares purchased, or received in exchange for shares purchased, by check (including certified or cashier's checks) may be delayed for 15 or more days to ensure that payment has been collected for the purchase of such shares. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in Fund securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder (and not solely because of market declines), the account of such Shareholder in the Fund has a value of less than the minimum initial purchase amount (normally $1,000). Accordingly, an investor purchasing shares of the Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed
60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount. Accounts established under a tax-deferred retirement program may be subject to involuntary redemption as described above only if such account has a value of less than $250, the minimum initial purchase amount for such accounts.

The right of any Shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.


                          SYSTEMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------
A Shareholder may direct the Shareholder Servicing Agent to send him or her regular monthly, quarterly, semi-annual or annual payments, as designated on the Account Application and based upon the value of his or her account. Each payment under a systematic withdrawal plan must be at least $100, except in certain limited circumstances. A withdrawal payment under the plan is treated, for federal and state income tax purposes, as a sale of a number of Fund shares sufficient to fund the payment; such payment could, therefore, result in taxable gain or loss to the Shareholder.


                                  EXCHANGES
--------------------------------------------------------------------------------
Some or all of the shares of the Fund for which payment has been received by the Distributor (i.e., an established account) may be exchanged at their net asset value for shares of one or more of the other portfolios of the Trust. Exchanges will be made only after instructions in writing or by telephone are received for an established account by the Distributor.

In the case of shares held of record by Bank of Boston or one of its affiliates but beneficially owned by a Customer, to exchange such shares the Customer should contact Bank of Boston or the affiliate, who will contact the Distributor and effect the exchange on behalf of the Customer. If an exchange request in good order is received by the Distributor by 4:00 p.m. ET on any Business Day, the exchange usually will occur on that day; however, requests for exchange for shares of a money market fund must be received earlier than 4:00 p.m. ET (in cases when regular trading on the New York Stock Exchange closes earlier than 4:00 p.m. ET, as early as 12:00 noon ET) for the exchange to occur on that day. Any Shareholder or Customer who wishes to make an exchange must have received a current prospectus of the portfolio in which he or she wishes to invest before the exchange will be effected. Residents of any state may only exchange shares for shares of another portfolio of the Trust if that portfolio is registered in that state.

Each exchange must involve either shares having an aggregate value of at least $250 or all the shares in the account, and the amount of the exchange must meet the minimum investment requirements for the portfolio of the Trust into which the exchange is being made.

Exchanges may be made by telephone only if that option has been elected by the Shareholder on the Account Application. Shares may be exchanged by telephone by calling the Distributor toll free at 1-800-BKB-1784.

No fees are currently charged to Shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge Shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund also reserves the right to reject any exchange request in whole or in part. The exchange privilege (or any aspect of it) may be changed or terminated at any time.

An exchange is treated, for federal and state income tax purposes, as a sale of the Fund shares exchanged; an exchange could, therefore, result in taxable gain or loss to the Shareholder.


                                 PERFORMANCE
--------------------------------------------------------------------------------
From time to time, the Trust may advertise the Fund's yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of the Fund refers to the average compounded rate of return on a hypothetical investment, net of any sales charge imposed, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.


                                    TAXES
--------------------------------------------------------------------------------
The following is a discussion of certain United States federal income tax considerations relevant to the purchase, ownership, and disposition of shares in the Fund. The discussion, which is based on current tax laws, regulations, rulings and judicial decisions (all of which are subject to change at any time by legislative, judicial or administrative action), is not intended to be complete; therefore, prospective investors should consult their own tax advisers as to the tax consequences to them of an investment in the Fund. Additional information concerning taxes is set forth in the Statement of Additional Information.


Tax Status of the Fund
--------------------------------------------------------------------------------
The Fund is treated as a separate entity for federal income tax purposes, and is not combined with the Trust's other portfolios. The Trust intends to qualify the Fund each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions to the Fund's shareholders in accordance with the timing requirements set out in the Code. As a result, it is expected that the Fund will not be required to pay any federal income or excise taxes, although foreign source income received by the Fund may be subject to foreign withholding taxes.


Tax Treatment of Shareholders
--------------------------------------------------------------------------------
Shareholders of the Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or in additional shares. Distributions from net investment income and short-term capital gains will be taxable to Shareholders as ordinary income, while distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be taxable to Shareholders as long-term capital gains, regardless of how long Shareholders have held their shares. Foreign exchange gain or loss will generally be treated as ordinary gain or loss. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may be eligible for the dividends received deduction for corporations. Any Fund dividend that is declared in October, November, or December of a calendar year, payable to Shareholders of record in such a month, and that is paid the following January will be treated as if received by the Shareholders on December 31 of the year in which the dividend is declared.

The Trust will make annual reports to Shareholders of the federal income tax status of all distributions from the Fund.

The exchange or redemption of Fund shares is a taxable event to the Shareholder; however, under certain circumstances, realized losses may be disallowed and short-term capital losses may be converted into long-term capital losses.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Investment by the

Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on the Fund.

The Fund will generally withhold tax payments at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., although the 30% rate may be reduced to the extent provided by an applicable tax treaty. The Fund is also required in certain circumstances to withhold 31% of taxable dividends and certain redemption proceeds paid to any Shareholder (including a Shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% (or lower treaty rate) withholding.


                             GENERAL INFORMATION
--------------------------------------------------------------------------------
The Trust
--------------------------------------------------------------------------------
The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated February 5, 1993. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each of the portfolios (referred to as "series") of the Trust, each of which is a separate fund. In addition to the Fund, the Trust includes the following funds: 1784 Institutional U.S. Treasury Money Market Fund, 1784 U.S. Treasury Money Market Fund, 1784 Tax-Free Money Market Fund, 1784 U.S. Government Medium-Term Income Fund, 1784 Short-Term Income Fund, 1784 Income Fund, 1784 Growth and Income Fund, 1784 Asset Allocation Fund, 1784 International Equity Fund, 1784 Tax-Exempt Medium-Term Income Fund, 1784 Connecticut Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund, 1784 Massachusetts Tax-Exempt Income Fund and 1784 Florida Tax-Exempt Income Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and are subject to liabilities related thereto. The Trust reserves the right to create and issue additional series of shares, and reserves the right to create and issue shares of additional classes of any or all series.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses and reports to Shareholders, costs of custodian services and registering the shares of the Fund and other series under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes, amortization of organization expenses, and any extraordinary expenses including but not limited to litigation expenses.

Under applicable law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a Shareholder incurring financial loss on account of such Shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations and inadequate insurance existed. The Trust believes that the likelihood of such circumstances is remote.


Trustees of the Trust
--------------------------------------------------------------------------------
The management and affairs of the Trust are supervised by its Board of Trustees. The Trustees have approved contracts under which, as described above, certain companies provide management, administrative and Shareholder services to the Trust.


Voting Rights
--------------------------------------------------------------------------------
Each share held entitles the Shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class.
As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.


Reporting
--------------------------------------------------------------------------------
The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.


Shareholder Inquiries
--------------------------------------------------------------------------------
Shareholder inquiries should be directed to SEI Financial Management Corporation, P.O. Box 1784, Wayne, Pennsylvania 19087-8784, at 1-800-BKB-1784.


Dividends and Distributions
--------------------------------------------------------------------------------
Substantially all of the net investment income (not including capital gains) of the Fund is distributed in the form of dividends which are paid quarterly. Shareholders of record will be entitled to receive the dividend. Currently, capital gains of the Fund, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.

Dividends and distributions of the Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If the shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

If dividend payments are returned and unclaimed within 30 days, they will be reinvested and the Shareholder will be deemed to have elected to receive future dividend and capital gain distributions in additional shares.


Counsel and Independent Accountants
--------------------------------------------------------------------------------
Bingham, Dana & Gould, Boston, MA, serve as counsel to the Trust. Coopers & Lybrand L.L.P., Boston, MA, serve as the independent accountants of the Trust.


Custodian
--------------------------------------------------------------------------------
Bank of Boston, 100 Federal Street, Boston, MA 02110, acts as Custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. Foreign securities may be held through subcustodians approved by the Trust's Board of Trustees. Under a separate agreement, Bank of Boston also provides certain accounting services for the Trust.


                     DESCRIPTION OF PERMITTED INVESTMENTS
                               AND TECHNIQUES
--------------------------------------------------------------------------------
The following is a description of certain of the permitted investments and investment techniques for the Fund. The Fund will not normally invest in all of the investments, nor engage in all of the investment techniques, listed below. See "Investment Policies." Except as specifically stated below or elsewhere in this Prospectus or in the Statement of Additional Information with respect to certain of the Fund's permitted investments and investment techniques, there are no limits on the amount of assets the Fund may invest in particular types of securities.

COMMON AND PREFERRED STOCK - Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity and are generally preferred over common stocks with respect to dividends and in liquidation.

CONVERTIBLE SECURITIES - Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. The convertible securities in which the Fund may invest include both debt obligations and preferred stock.

SMALL CAPITALIZATION COMPANIES - The Fund may invest in smaller, lesser-known companies which the Adviser believes offer growth potential. See "Certain Investment Policies and Guidelines" above for a discussion of some of the risks associated with investing in small capitalization companies.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS - American Depositary Receipts ("ADRs") are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs include American Depositary Shares ("ADSs") and New York Shares. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holdings of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass voting rights through to the holders of the receipts in respect of the deposited securities.

SECURITIES OF FOREIGN ISSUERS - Investments in securities of foreign issuers (including ADRs, EDRs and CDRs) are subject to special risks such as future adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, more volatile or less liquid markets, the possible establishment of exchange controls or taxation at the source, greater fluctuation in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions. These risks are heightened for securities of issuers in developing countries. Such investments may also entail higher custodial fees than domestic investments. Foreign securities issuers are often subject to accounting treatment and engage in business practices different from those of domestic securities issuers. These risks may be heightened for securities of issuers in developing countries. The Fund may invest up to 5% of its assets in securities of issuers in developing countries and up to 25% of its assets in securities of foreign issuers, including the 5% it may invest in the securities of issuers in developing countries.

FOREIGN CURRENCY TRANSACTIONS - The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions. The Fund will conduct currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sales of its portfolio securities. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward currency exchange contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, short-term money market instruments or high quality debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward currency exchange contracts entered into by the Fund.

It is intended that the Fund would use currency exchange transactions only for bona fide hedging purposes and other non-speculative strategies involving specified settlement transactions.

WARRANTS - The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in this limitation, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

SECURITIES LENDING - In order to generate additional income, the Fund may lend the securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or instrumentalities or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value of the securities lent plus accrued interest. The Fund may lend up to 33-1/3% of its total assets. Collateral is marked to market daily. The Fund will continue to receive any income payable on the securities lent while simultaneously earning interest on the investment of any cash collateral subject to the payment of a rebate fee to the borrower. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk.

RESTRICTED SECURITIES - Securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration are referred to as "restricted securities." The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities; however, this limit will not apply to a restricted security if it is determined by or under the direction of the Trust's Board of Trustees, based on trading markets for the specific restricted security, that such security is liquid. The liquidity of these investments could be impaired if trading does not develop or declines. In the case of illiquid securities, the absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid securities may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

OPTIONS - The Fund may engage in writing call options from time to time as deemed by the Adviser to be appropriate. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. Options written on individual securities are written solely as covered call options (such as options written on securities owned by the Fund) and may be written in order to generate additional income or for hedging purposes. Such options must be listed on a national securities exchange. In order to close out an option position, the Fund may enter into a "closing purchase transaction" - the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular security. When the Fund security is sold, the Fund effects a closing purchase transaction so as to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

The Fund may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of the Fund's net assets as of the time such options are entered into by the Fund.

There are risks associated with options transaction, including the following:
(1) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, market fluctuations and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by the Fund and price movements of the related options; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information on these securities.

U.S. GOVERNMENT AGENCIES - Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association, "FNMA").

RECEIPTS - The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and Certificates of Accrual on Treasury Securities" ("CATS"). TRs, TIGRs, and CATS are sold as zero coupon securities. See "Zero Coupon Securities" below for more information on these securities.

MORTGAGE-BACKED SECURITIES - The Fund may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. Government agency. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and the Federal Home Loan Mortgage Corporation. The Fund may also invest in mortgage-backed securities issued by non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top three rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The Fund will purchase only CMOs and REMICs that are backed solely by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by the U.S. Government or its agencies and instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

ZERO COUPON SECURITIES - A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The amount of the discount is accrued over the life of the security and constitutes the income earned on the security for both accounting and tax purposes. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

BANK OBLIGATIONS - A Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Fund may invest in such obligations, however, only if the issuer (or the parent company, in the case of subsidiaries or branches) has assets of at least $1 billion, and only if the Adviser deems the bank obligation to be of comparable credit quality to the commercial paper in which the applicable Fund may invest.

BANKERS' ACCEPTANCES - A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

MONEY MARKET FUNDS - A money market fund is an investment company that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. The Fund may not invest more than 5% of its assets in any one money market fund or more than 10% of its assets in other investment companies, including money market funds, and the Fund may not hold more than 3% of the total outstanding voting stock of any one investment company, including money market funds. When the Fund invests in a money market fund, a Shareholder bears not only his or her proportionate share of the Fund's expenses, but also indirectly his or her share of the expenses of the money market fund, including management fees.

TIME DEPOSITS - A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities;

therefore, the Fund will not invest more than 15% of its net assets in such time deposits and other illiquid securities.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain of the obligations purchased by the Fund may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature permitting the holder to demand payment of principal at any time, or at specified intervals. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security; the Fund will not invest more than 15% of its net assets in illiquid securities.

The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

COMMERCIAL PAPER - Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

REPURCHASE AGREEMENTS - A repurchase agreement is an agreement by which a person obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the purchase price. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Pursuant to an exemptive order from the SEC, the Fund may enter into repurchase agreements on a pooled basis with other portfolios of the Trust.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

FUTURES AND OPTIONS ON FUTURES - The Fund may also enter into futures contracts and options on futures contracts provided that the sum of the Fund's initial margin deposits on open futures contracts plus the amount paid for premiums for unexpired option on futures contracts does not exceed 5% of the market value of the Fund's total assets and the outstanding obligations to purchase securities under futures contracts do not exceed 20% of the Fund's total assets. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will minimize the risk that it will be unable to close out a futures contract by entering into only those futures contracts which are traded on national futures exchanges.

It is intended that the Fund would use futures contracts and related options only for bona fide hedging purposes, i.e., to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. There are risks associated with these hedging activities, including the following: (1) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (2) there may be an imperfect or no correlation between the changes of market value of the securities held by the Fund and the prices on futures and options on futures;
(3) there may not be a liquid secondary market for a futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

The Fund may purchase and sell the following types of futures contracts and options on futures contracts: (1) interest rate futures contracts and options on interest rate futures contracts; (2) stock index futures contracts and options on stock index futures contracts; and (3) currency futures contracts and options on currency futures contracts.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS - The Fund may enter into forward commitments or purchase securities on a when-issued basis, which means that the price of the securities is fixed at the time of commitment and that the delivery and payment will ordinarily take place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Fund's assets; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because such securities may experience such fluctuations in value prior to their actual delivery. Agreements to purchase securities on a when-issued or forward commitment basis will only be made with the intention of taking delivery and not for speculative purposes. The Fund may invest up to 25% of its assets in forward commitments or commitments to purchase securities on a when-issued basis. While awaiting delivery of securities purchased on such bases, the Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase securities on such bases.

PROSPECTUS


                                [1784 Funds logo]

                               Investment Adviser:
                        THE FIRST NATIONAL BANK OF BOSTON

1784 FUNDS (the "Trust") is a mutual fund consisting of several professionally managed portfolios, or funds, of securities. The Trust provides a convenient way to invest in one or more of these funds. This Prospectus relates to shares of the 1784 FLORIDA TAX-EXEMPT INCOME FUND (the "Fund").

Shares of the Fund are offered primarily to individuals and institutional investors, including accounts for which The First National Bank of Boston ("Bank of Boston"), its affiliates and correspondents, and other financial institutions act in a fiduciary, agency or custodial capacity. Investors in shares of the Fund are referred to hereinafter as "Shareholders." Shares of the Fund are currently offered without any sales charges.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OF BOSTON OR ANY OF ITS AFFILIATES. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISKS, INCLUDING RISK TO PRINCIPAL.

This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing in the Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information, dated October 2, 1995, amended January 2, 1996 and further amended February 28, 1996, has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-BKB-1784. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

February 28, 1996

                                TABLE OF CONTENTS
-------------------------------------------------------------------------------
                                                                            Page
--------------------------------------------------------------------------------

Expense Summary                                                          1
Summary                                                                  2
The Trust                                                                5
Investment Objective                                                     6
Investment Policies                                                      6
Certain Investment Policies and Guidelines                               8
Investment Limitations                                                  10
The Adviser                                                             11
The Administrator                                                       13
The Shareholder Servicing Agent and Transfer Agent                      13
The Distributor                                                         13
Purchase of Shares                                                      14
Redemption of Shares                                                    17
Systematic Withdrawal Plan                                              19
Exchanges                                                               20
Performance                                                             20
Taxes                                                                   21
General Information                                                     23
Description of Permitted Investments and Techniques                     25
Appendix A/Description of Ratings                                      A-1
Appendix B/Taxable Equivalent Yield Table                              B-1

                                 EXPENSE SUMMARY
--------------------------------------------------------------------------------

Following are (i) a tabular summary of expenses relating to purchases and sales of shares of the Fund and annual operating expenses of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a hypothetical $1,000 investment in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
________________________________________________________________________________

Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                    None
Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                    None
Deferred Sales Charge Imposed on Redemptions
  (as a percentage of offering price)                                    None
Redemption Fees (1)                                                      None
Exchange Fee                                                             None

ANNUAL OPERATING EXPENSES
________________________________________________________________________________
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Advisory Fees (after fee waiver) (2)              0.60%
12b-1 Fee (after fee waiver) (2)                  None
Other Expenses (2)                                0.65%
________________________________________________________________________________
Total Operating Expenses (2)                      1.25%
________________________________________________________________________________


(1) If proceeds of a redemption of Fund shares are paid by wire transfer, a wire transfer charge (presently $12.00) will be imposed.
(2) Bank of Boston, which serves as the Adviser for the Fund, has agreed to waive its fee in an amount that operates to limit total operating expenses of the Fund to not more than 1.25% of average daily net assets on an annualized basis; this limitation would not apply to any brokerage commissions, interest expense or taxes or to extraordinary expense items, including but not limited to litigation expenses. SEI Financial Services Company, which acts as Distributor of the Trust's shares, has agreed to waive its 12b-1 fee, which is computed at an annual rate of 0.25% of the Fund's average daily net assets. If the Distributor should terminate this waiver, long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charge that would have been permitted. SEI Financial Management Corporation, which acts as the Trust's Administrator, has agreed to waive its fee from certain funds of the Trust to assist these funds in maintaining a competitive expense ratio. Bank of Boston may contribute to the Fund in order to limit other operating expenses and to assist the Fund in maintaining a competitive expense ratio. Bank of Boston may contribute to the Fund in order to limit other operating expenses and to assist the Fund in maintaining a competitive expense ratio. Fee waivers by the Adviser, Administrator and Distributor, and contributions by the Bank of Boston, if any, are voluntary and may be terminated at any time. From time to time the Adviser may also waive additional portions of its fees to reduce net operating expenses to less than that shown in the table above. Certain other parties may also agree to waive portions of their fees from time to time on a month to month basis. Additional information may be found under "The Adviser," "The Administrator" and "The Distributor." Absent waivers, the Adviser's investment advisory fee is calculated at an annual rate of 0.74% of the average daily net assets of the Fund. Because the Fund is newly organized, expenses are estimated. Absent the waiver of fees by the Distributor, Adviser and Administrator, estimated other expenses and estimated total operating expenses would be 1.04% and 1.64% of the average daily net assets of the Fund, on an annualized basis. A person who purchases shares through a financial institution may be charged separate fees by the financial institution.

EXAMPLE
________________________________________________________________________________

An investor would pay the following expenses on a hypothetical $1,000 investment assuming a 5% annual total return and redemption at the end of each time period:

          1 Year                                  3 Years

          $13                                      $40

The example is based on estimated operating expenses for the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN, AND ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. Additional information may be found under "General Information - The Trust," "The Adviser," "The Administrator" and "The Distributor."


                                     SUMMARY
________________________________________________________________________________

The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

1784 FUNDS (the "Trust") is an open-end management investment company which provides a convenient way to invest in one or more professionally managed funds of securities. The following provides basic information about the 1784 FLORIDA TAX-EXEMPT INCOME FUND (the "Fund"). The Fund is a non-diversified fund.

WHAT IS THE INVESTMENT OBJECTIVE? The investment objective of the 1784 Florida Tax-Exempt Income Fund is to provide Shareholders with current income exempt from federal income taxes through Fund shares which are exempt from Florida intangible personal property taxes. Preservation of capital is a secondary objective. The Fund's investment objective may be changed only with the consent of holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective" and "Investment Limitations."

WHAT ARE THE PERMITTED INVESTMENTS? The Fund under normal market conditions will invest at least 80% of its net assets in obligations issued by or on behalf of the states, territories or possessions of the United States and the District of Columbia and their respective political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax (collectively, "Municipal Securities"), and normally will invest at least 65% of its total assets in Municipal Securities
(a) that would not subject Shareholders to Florida intangible personal property taxes and (b) the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax.

WHAT ARE SOME OF THE RISKS? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. For example, the net asset value per share of the Fund is not fixed and should be expected to fluctuate. In addition, values of fixed income securities tend to vary inversely with interest rates and may be affected by other market and economic factors as well; mortgage-backed securities are subject to prepayment of the underlying mortgages and may not be an effective means of locking in long-term interest rates; and the longer maturity securities in which the Fund may invest are subject to greater market fluctuations as a result of changes in interest rates. Since the Fund is a non-diversified fund, a relatively high percentage of its assets may be invested in the securities of a limited number of issuers, which means that the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company.

For further information, see "Investment Policies," "Certain Investment Policies and Guidelines" and "Description of Permitted Investments and Techniques" herein and in the Statement of Additional Information.

WHO IS THE ADVISER? The First National Bank of Boston ("Bank of Boston" or the "Adviser") serves as the Adviser for the Fund and is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.74% of the average daily net assets of the Fund. The Adviser has agreed for an indefinite period of time to waive all or a portion of its fee in order to limit the total operating expenses of the Fund to not more than 1.25% of the Fund's average daily net assets. Bank of Boston may contribute to the Fund in order to limit operating expenses and to assist the Fund in maintaining a competitive expense ratio. Fee waivers and contributions, if any, may be terminated at any time. See "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the Administrator for the Trust under an Administration Agreement and is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. The Fund's portion of such fee is based on the Fund's average daily net assets. The Administrator has agreed to waive a portion of its fees on a month to month basis under certain circumstances. See "The Administrator."

WHO ARE THE SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT? Boston Financial Data Services acts as dividend disbursing agent and shareholder servicing agent for the Fund. State Street Bank and Trust Company acts as transfer agent for the Fund. See "The Shareholder Servicing Agent and Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of the Trust's shares. The Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for payments to the Distributor of a fee, calculated daily and paid monthly at an annual rate of 0.25% of the Fund's average daily net assets; the Distributor can use all or a portion of this fee to compensate broker-dealers and other financial institutions that provide services to Shareholders or to their customers who beneficially own shares of the Fund. The Distributor has agreed to waive its 12b-1 fee. However, distribution fees may be imposed in the event that the Distributor determines to terminate its waiver of such fees. The Trust may create one or more additional classes of shares, without distribution fees, of the Fund. See "The Distributor."

HOW DO I PURCHASE SHARES? Purchases of Fund shares may be made through the Distributor by the close of business Monday through Friday except on days when the New York Stock Exchange or the Federal Reserve Bank of Boston is closed ("Business Days"). Shares may also be purchased through broker-dealers which have established dealer agreements with the Distributor. Purchase orders submitted through broker-dealers normally will be received by the Distributor on the Business Day after they are received by the broker-dealer.

A purchase order for shares representing an investment in the Fund will be effective as of the Business Day the order is received by the Distributor if the Distributor receives a purchase order in good form for the shares and payment (by wire transfer or check) for the shares before 4:00 p.m. Eastern Time ("ET") on that day. Shares are sold at their net asset value determined as of the end of the day the order is effective. Shares purchased will begin accruing dividends on the day following the date of purchase.

The minimum initial investment in the Fund is $1,000; all subsequent purchases must be at least $250. Minimum investment requirements are lower for accounts established for automatic investment programs. See "Purchase of Shares."

Shares of the Fund are currently being offered without any sales charges. See "The Distributor."

HOW DO I REDEEM SHARES? Redemptions of shares of the Fund may be made through the Shareholder Servicing Agent on any Business Day. Redemption orders must be placed in good form before 4:00 p.m. ET on any Business Day to be effective on that day. The redemption price is the net asset value per share determined as of the end of the day the order is effective. See "Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of dividends which are declared daily and paid monthly. Shareholders of record on the record date for the dividend distribution will be entitled to the dividends, except that shares will not begin accruing dividends until the day following the date of their purchase. On redemption, a Shareholder will receive dividends through and including the day a valid redemption request is received by the Shareholder Servicing Agent. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends and Distributions."

HOW DO I MAKE EXCHANGES? Once payment for shares of the Fund has been received by the Distributor, those shares may be exchanged for shares of one or more other portfolios of the Trust at net asset value, provided the amount of the exchange meets the minimum investment requirements for the other portfolio of the Trust. There are no charges for an exchange. If an exchange request in good order is received by the Distributor by 4:00 p.m. ET on any Business Day, the exchange usually will occur on that day; however, requests for exchanges for shares of a money market fund must be received earlier than 4:00 p.m. ET (in cases when regular trading on the New York Stock Exchange closes earlier than 4:00 p.m. ET, as early as 12:00 noon ET) for the exchange to occur on that day. A Shareholder must obtain and should read the prospectus of the other portfolio and consider the differences in investment objectives and policies before making any exchange. An exchange is treated, for federal and state income tax purposes, as a sale of the Fund shares exchanged, and could result in taxable gain or loss to the Shareholder. See "Exchanges."


                                    THE TRUST
________________________________________________________________________________

1784 FUNDS (the "Trust") is an open-end management investment company that currently offers units of beneficial interest ("shares") in several separate professionally managed investment portfolios, or funds. Each share of each fund represents an undivided, proportionate interest in that fund. This Prospectus relates to shares of the Trust's 1784 Florida Tax-Exempt Income Fund, a non-diversified fund. The Trust's other funds include the 1784 U.S. Treasury Money Market Fund, 1784 Institutional U.S. Treasury Money Market Fund, 1784 Tax-Free Money Market Fund, 1784 Tax-Exempt Medium-Term Income Fund, 1784 Massachusetts Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund, 1784 Connecticut Tax-Exempt

Income Fund, 1784 Growth and Income Fund, 1784 Asset Allocation Fund, 1784 International Equity Fund, 1784 Growth Fund, 1784 U.S. Government Medium-Term Income Fund, 1784 Short-Term Income Fund, and 1784 Income Fund. Information regarding the Trust's other funds is contained in separate prospectuses that may be obtained from the Trust's distributor, SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, Pennsylvania 19087, or by calling 1-800-BKB-1784.


                              INVESTMENT OBJECTIVE
________________________________________________________________________________

The investment objective of the 1784 FLORIDA TAX-EXEMPT INCOME FUND is to provide Shareholders with current income exempt from federal income taxes through Fund shares which are exempt from Florida intangible personal property taxes. Preservation of capital is a secondary objective.

There is no assurance that the investment objective of the Fund will be met. The investment objective of the Fund is a fundamental policy of the Fund, and therefore cannot be changed without the consent of holders of a majority of the Fund's outstanding shares. See "Investment Limitations."


                               INVESTMENT POLICIES
________________________________________________________________________________

The 1784 FLORIDA TAX-EXEMPT INCOME FUND, (the "Fund"), as a matter of fundamental policy, will invest at least 80% of its net assets under normal market conditions in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax (collectively, "Municipal Securities"), and normally will invest at least 65% of its total assets in Municipal Securities (a) that would not subject Shareholders to Florida intangible personal property taxes and
(b) the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax (collectively, "State Municipal Securities"). State Municipal Securities in which the Fund invests include (i) municipal notes which are rated MIG-2 or VMIG-2 or better by Moody's Investors Service, Inc. ("Moody's"), SP-2 or better by Standard & Poor's Ratings Group ("S&P") or F-2 or better by Fitch Investors Service, Inc. ("Fitch") at the time of investment or which, if not rated by Moody's, S&P or Fitch are of at least comparable quality, as determined by the Adviser; (ii) municipal bonds which are rated BBB or better by S&P or Fitch or Baa or better by Moody's at the time of investment or which, if not rated by Moody's, S&P, or Fitch are of at least comparable quality, as determined by the Adviser; and (iii) tax-exempt commercial paper which is rated at least A-2 by S&P, F-2 by Fitch or Prime-2 by Moody's at the time of investment or which, if not rated by S&P, Fitch, or Moody's is of at least comparable quality, as determined by the Adviser. Bonds rated BBB by S&P or Baa by Moody's may have speculative characteristics.

The securities other than State Municipal Securities in which the Fund may invest include: (1) Municipal Securities that would subject Shareholders to Florida intangible personal property taxes; (2) U.S. Government securities, i.e., obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies and instrumentalities; (3) bonds, debentures or other debt instruments rated BBB or better by S&P or Fitch or Baa or better by Moody's or of comparable quality at the time of purchase as determined by the Adviser; (4) short-term commercial paper rated A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch or of comparable quality at the time of purchase as determined by the Adviser; (5) bank obligations described under "Description of Permitted Investments and Techniques;" (6) mortgage-backed securities and asset-backed securities rated A or better by S&P, Moody's or Fitch or of comparable quality at the time of purchase as determined by the Adviser; (7) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations; and (8) repurchase agreements involving any of the foregoing securities. Securities rated BBB by S&P or Baa by Moody's may have speculative characteristics. The Fund may write (sell) covered call options and may enter into fixed income futures contracts and options (in each case for hedging purposes only).

The Fund may also invest up to 20% of its net assets in securities the interest on which is subject to federal income tax or the federal alternative minimum tax. Up to 15% of the net assets of the Fund may be invested in illiquid securities.

The Trust expects the Fund to maintain an average weighted effective maturity of from five to ten years. Effective maturity takes into account estimates of the average life of mortgage-backed and asset-backed securities and anticipated exercises of calls and prepayment rights. The Adviser may shorten the average weighted effective maturity of the Fund substantially in anticipation of a change in the interest rate environment for temporary defensive purposes by investing in money market instruments and money market funds. To the extent the Fund is invested in money market instruments and/or money market funds for temporary defensive purposes, the Fund will not be pursuing its investment objective. Under normal circumstances, it is anticipated that the annual portfolio turnover rate for the Fund will not exceed 100%.

The Fund is a non-diversified investment company, which means that more than 5% of its total assets may be invested in one or more issuers, although the Adviser does not expect to invest more than 25% of the total assets of the Fund in any one issuer. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company. The Trust intends that the Fund satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. Under these requirements, at the close of each quarter of the Fund's taxable year, (A) at least 50% of its total assets must be represented by cash and cash items, Government securities and securities of other regulated investment companies and other securities limited in respect of any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (B) not more than 25% of the Fund's total assets may be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer.

For more information regarding the permitted investments and investment practices of the Fund, the purposes of these investments and investment practices and certain risks associated with certain of these investments and investment practices, and information regarding the ratings listed above, see "Certain Investment Policies and Guidelines," "Description of Permitted Investments and Techniques" and Appendix A - "Description of Ratings" and the Statement of Additional Information.


                           CERTAIN INVESTMENT POLICIES
                                 AND GUIDELINES
________________________________________________________________________________

The market value of the Fund's fixed income investments (including money market instruments) changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the values of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of Fund securities will affect the Fund's net asset value; under most circumstances, changes in the value of Fund securities will not affect cash income derived from these securities.

The Fund's investments will normally consist primarily of securities that are listed on recognized exchanges or actively traded in the over-the-counter market. The Fund may also hold securities that are neither so listed nor so traded. However, the Fund will not invest more than 15% of its net assets in illiquid securities.

In general, mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by the Fund are prepaid, the Fund must reinvest the proceeds in securities the yield of which reflects then-prevailing interest rates, which may be lower. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for the Fund.

For temporary defensive purposes, when the Adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments described under "Description of Permitted Investments and Techniques," consisting of the following: (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) repurchase agreements; (3) bank obligations described under "Description of Permitted Investments and Techniques;" (4) commercial paper, other short-term debt securities or variable or floating rate instruments rated in one of the two highest short-term rating categories by a "nationally recognized statistical rating organization" as defined under Securities and Exchange Commission rules ("NRSRO") or of comparable credit quality as determined by the Adviser; and (5) asset-backed securities. The Fund may also invest, for temporary defensive purposes, in money market funds. To the extent the Fund is invested in money market instruments and/or money market funds for temporary defensive purposes, the Fund will not be pursuing its investment objective.

The Fund may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. The Fund may also, from time to time, engage in securities lending; however, loans made by the Fund of the securities it holds may not exceed 33-1/3% of the Fund's total assets. The Fund may enter into interest rate futures contracts and related options.

In the event a security owned by the Fund is downgraded below the rating categories discussed above, the Adviser will review and take action it deems appropriate with regard to the security.

Special Factors Relating to Florida Securities
________________________________________________________________________________

The Fund intends to invest a significant portion of its assets in Municipal Securities (a) that are exempt from Florida intangible personal property taxes and (b) the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and is not included as a preference item under the federal alternative minimum tax. The payment of interest on and the preservation of principal of these securities is dependent upon the continuing ability of issuers within Florida and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of Florida issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. Many of the Fund's State Municipal Securities are likely to be obligations of state governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue.

Over the past few years, Florida's economy has typically performed better than that of the nation as a whole. In recent years, however, Florida's economic growth has slowed from its previous highs. Florida's personal income has grown at a strong pace and has generally outperformed the personal income growth of both the U.S. as a whole and the

Southeast in particular. The reasons for this are that Florida's population has expanded at a quick pace and Florida's economy since the early 1970s has diversified in such a way as to provide a broader economic base. Presently, Florida's service sector employment constitutes 86.4% of total non-farm employment. Service jobs historically tend to be less sensitive to business cycle swings. Moreover, manufacturing jobs in Florida tend to be concentrated in technology, printing and publishing. These types of jobs also tend to be less cyclical than other forms of manufacturing employment. Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. The tourism industry in Florida has also diversified in recent years with the addition of a variety of amusement and educational theme parks. This diversification has helped to reduce the seasonal and cyclical character of the tourism industry and to stabilize tourist-related employment. Florida general obligation bonds have maintained an Aa rating from Moody's, an AA rating from S&P and an AA rating from Fitch.

A more detailed description of certain special factors affecting investment in State Municipal Securities of which investors should be aware is set forth in the Statement of Additional Information. See "Special Factors Relating to Florida Municipal Securities" in the Statement of Additional Information.

The foregoing discussion of special factors relating to Municipal Securities of issuers in Florida is a summary of certain information contained in official statements relating to securities offerings by such issuers. The foregoing summary does not purport to be a complete description and is current as of the dates of such official statements.


                             INVESTMENT LIMITATIONS
________________________________________________________________________________

The investment objective of the Fund and the following investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation
(a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (b) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2. Make loans except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objectives and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

3. Borrow, except that the Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of the Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (e.g., to meet Shareholder redemption requests). The Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value).

The foregoing percentages apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.


                                   THE ADVISER
________________________________________________________________________________

The First National Bank of Boston ("Bank of Boston" or the "Adviser") manages the assets of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust. Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser makes investment decisions for the Fund. David H. Thompson, Director of Fund Management, and Susan A. Sanderson, Senior Fund Manager, have been co-managers of the Fund since the commencement of its operations. Mr. Thompson, who has more than 22 years of experience in investment management, research analysis and securities trading, has been the Director of Fund Management at Bank of Boston since 1985. Ms. Sanderson, who has more than 15 years of experience in investment management and securities trading, was an Associate Fund Manager at Bank of Boston from 1987 to 1991 and has been a Fund Manager since 1991.

For its services under the Advisory Agreement, the Adviser receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.74% of the Fund's average daily net assets. However, the Adviser has agreed for an indefinite period of time to waive all or a portion of its fees in order to limit the total operating expenses of the Fund on an annualized basis to not more than 1.25% of its average daily net assets; this limitation would not apply to any brokerage commissions, interest expense or taxes or to extraordinary expense items, including but not limited to litigation expenses. Fee waivers may be terminated at any time. From time to time the Adviser may also waive additional portions of its fee to reduce net operating expenses to less than the amount specified above. Subject to compliance with procedures established by the Trustees, the Adviser may execute the Fund's brokerage or other agency transactions through the Adviser or an affiliate of the Adviser.

Bank of Boston, a national banking association, is the successor to a number of banking institutions, the first of which was chartered in 1784. All of the capital stock of Bank of Boston (except directors' qualifying shares) is owned by Bank of Boston Corporation, a registered bank holding company. Bank of Boston and its affiliates are engaged in providing a wide variety of financial services to individuals, corporate and institutional customers, governments, and other financial institutions throughout New England, the United States and internationally. These services include individual and community banking, consumer finance, mortgage origination and servicing, domestic corporate and investment banking, leasing, international banking services, commercial real estate lending, private banking, trust services, correspondent banking, and securities and payments processing. Bank of Boston's principal business address is 100 Federal Street, Boston, MA 02110. Prior to the origination of the Trust in 1993, the Adviser had not served as the investment adviser for management investment companies. The Adviser also manages the other funds comprising the Trust.

Bank of Boston has been providing asset management services since 1890. Its portfolio managers are responsible for investing in money market, equity, and fixed income securities and they have earned national recognition and respect. The investment management group within Bank of Boston which manages the Fund is the same group which has managed Bank of Boston's collective trust funds with similar investment objectives. As of December 31, 1994, Bank of Boston and its affiliates managed more than $13 billion in assets worldwide.

Bank of Boston and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Bank of Boston and its affiliates deal, trade and invest for their own account in certain types of securities purchased on behalf of the Fund. Bank of Boston and its affiliates may sell such securities to and purchase them from other investment companies sponsored by SEI Financial Services Company or its affiliates. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Bank of Boston or in the possession of any affiliate of Bank of Boston.

The Glass-Steagall Act prohibits certain financial institutions, such as Bank of Boston, from engaging in the business of underwriting securities of open-end investment companies, such as the Fund. Bank of Boston takes the position, based on the advice of counsel, that the investment advisory services it provides under the Advisory Agreement do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act and other relevant federal and state legal and regulatory precedent. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Future changes in either federal or state statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future federal and state statutes and regulations, could prevent Bank of Boston from continuing to perform such services for the Trust. If Bank of Boston were to be prevented from acting as the Adviser, the Trust would seek alternative means for obtaining such services.


                                THE ADMINISTRATOR
________________________________________________________________________________

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to an administration agreement dated as of June 1, 1993 (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with administrative services other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. The Fund's portion of such fee is based on the average daily net assets of the Fund. The Administrator has agreed to waive a portion of its fees on a month to month basis under certain circumstances for certain of the portfolios of the Trust.


                       THE SHAREHOLDER SERVICING AGENT AND
                                 TRANSFER AGENT
________________________________________________________________________________

Boston Financial Data Services acts as dividend disbursing agent and shareholder servicing agent (the "Shareholder Servicing Agent") for the Fund, and receives a fee for these services. The principal business address of the Shareholder Servicing Agent is 2 Heritage Drive, North Quincy, MA 02171. State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Fund, and receives a fee for these services. The principal business address of the Transfer Agent is 225 Franklin Street, Boston, MA 02110-2875.


                                 THE DISTRIBUTOR
________________________________________________________________________________

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated as of June 1, 1993 and amended and restated as of September 14, 1995, and the Trust has adopted a distribution plan (the "Plan") dated as of June 1, 1993 and amended and restated as of September 14, 1995 pursuant to Rule 12b-1 under the Investment Company Act of 1940. As provided in the Distribution Agreement and the Plan, the Trust will pay the Distributor a fee for its services, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. The

Distributor may apply all or a portion of this fee toward: (a) compensation for its services in connection with distribution assistance or provision of Shareholder services; or (b) payments to financial institutions and intermediaries such as banks (including Bank of Boston), savings and loan associations, insurance companies, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of Shareholder services. The Plan is characterized as a "compensation plan" (in contrast to "reimbursement" arrangements in which a distributor's compensation is linked directly to the distributor's expenses) since the distribution fee will be paid to the Distributor without regard to the distribution or Shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Distributor has agreed to waive the 12b-1 fee. This waiver may be terminated by the Distributor at any time.

The Trust may create one or more additional classes of shares of the Fund to be offered without distribution fees to certain types of investors.

The Fund may execute brokerage or other agency transactions through the Distributor, for which the Distributor receives compensation.

From time to time the Distributor may provide incentive compensation to employees of banks (including Bank of Boston), broker-dealers and investment counselors, and to its own employees, in connection with the sale of shares of the Fund or other portfolios of the Trust. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages. Such promotional incentives will be offered uniformly to all program participants and will be predicated upon the amount of shares of the Fund and other portfolios of the Trust sold by the participant.


                               PURCHASE OF SHARES
________________________________________________________________________________

Shares of the Fund are sold on a continuous basis and may be purchased directly from the Trust's Distributor either by mail or by telephone. Shares may also be purchased through a broker-dealer which has established a dealer agreement with the Distributor.

Purchases of shares of the Fund may be made Monday through Friday except on days when the New York Stock Exchange or the Federal Reserve Bank of Boston is closed ("Business Days"). Current holidays for the New York Stock Exchange and/or the Federal Reserve Bank of Boston are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving and Christmas. Except as provided below, the minimum initial investment in the shares is $1,000, and all subsequent purchases of shares must be at least $250. Minimum purchase amounts may be waived by the Distributor in its discretion. No minimum purchase amount applies to subsequent purchases made by reinvestment of dividends.

The purchase price for shares of the Fund is their net asset value next determined after the Distributor receives a purchase order in good form. Net asset value per share is determined as of the close of trading on the New York Stock Exchange, 4:00 p.m. ET, on each Business Day. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places.

A purchase order for shares of the Fund will be effective as of the Business Day the order is received by the Distributor if the Distributor receives a purchase order, in good form, for the shares and payment (by wire transfer or check) for the shares before 4:00 p.m. ET on that day. Purchase orders submitted through broker-dealers which have established dealer agreements with the Distributor normally will be received by the Distributor on the Business Day after they are received by the broker-dealer. In certain circumstances where the agreement between the Distributor and the customer's broker so permits, a purchase order for additional shares of the Fund will be effective as of the Business Day the order is received by the Distributor if the Distributor receives a purchase order in good form for the shares before 4:00 p.m. ET on that day and payment (by wire transfer or check) for the shares is received before 4:00 p.m. ET within 5 Business Days thereafter.

BY MAIL
________________________________________________________________________________

Investors may purchase shares of the Fund by completing and signing an Account Application and mailing it, along with a check (or other negotiable bank instrument or money order) payable to the Fund to the Fund, P.O. Box 8524, Boston, MA 02266-8524. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the Fund.

Account Applications can be obtained by calling the Distributor at 1-800-BKB-
1784.

BY TELEPHONE
________________________________________________________________________________

If a Shareholder has previously submitted an Account Application, that Shareholder may also purchase shares by telephone by calling the Distributor toll-free at 1-800-BKB-1784. Orders by telephone will not be executed until an Account Application and payment have been received. In certain circumstances where the agreement between the Distributor and the customer's broker so permits, orders by telephone representing subsequent purchases of shares of the Fund will be executed prior to receipt of payment, but payment must be received before 4:00 p.m. ET within 5 Business Days thereafter.

SYSTEMATIC INVESTMENT PLAN (SIP)
________________________________________________________________________________

A Shareholder may also arrange for periodic additional investments in the Fund through automatic deductions by Direct Deposit (if available from a Shareholder's employer) or by Automatic Clearing House ("ACH") transactions from a checking account by completing the appropriate section of the Account Application. The Systematic Investment Plan is subject to account minimum initial purchase amounts and minimum maintained balance requirements. The minimum pre-authorized investment amount is $50 per month. An Account Application may be obtained by contacting the Distributor at 1-800-BKB-1784.

OTHER INFORMATION REGARDING PURCHASES
________________________________________________________________________________

Shares of the Fund may also be purchased through financial institutions, including Bank of Boston, which provide shareholder service or other assistance to the Trust. Texas residents may only purchase shares through the Distributor. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose cut-off times for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor. Customers should contact their financial institution for information as to the institution's procedures for transmitting purchase, exchange or redemption orders to the Distributor. The Distributor's receipt of an order may be delayed by one or more Business Days.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Other Shareholders who desire to transfer the registration of their shares should contact the Shareholder Servicing Agent.

Purchases may be made by ACH transactions, as well as by check or wire transfer.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

No certificates representing shares will be issued.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or its Shareholders to accept such offer. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures will include verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures to confirm that instructions communicated by telephone are genuine are not followed, the Fund may be liable for any losses to a Shareholder due to unauthorized or fraudulent instructions. Otherwise, the investor will bear all risk of loss relating to a purchase, redemption or exchange by telephone or a wire transfer.

For all purchases, if payment is not made or a check received for shares does not clear, the purchase will be cancelled and the investor could be liable for any losses to the Fund, including losses resulting from a decline in the net asset value of the applicable shares between the date of purchase and the date of cancellation, and for a check return fee up to $25.00, as applicable. Shares purchased will begin accruing dividends on the day following the date of purchase.

The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security.

                              REDEMPTION OF SHARES
________________________________________________________________________________

Shareholders may redeem their shares on any Business Day and shares may ordinarily be redeemed by mail or telephone, with proceeds payable by check, ACH or wire transfer. A redemption is treated, for federal and state income tax purposes, as a sale of the Fund shares redeemed; a redemption could, therefore, result in taxable gain or loss to the Shareholder. If proceeds are made by wire transfer, a wire transfer charge (presently $12.00) will be imposed.

BY MAIL
________________________________________________________________________________

A written request for redemption must be received by the Shareholder Servicing Agent in good form in order to constitute a valid request for redemption. All account holders must sign the redemption request. Under certain circumstances, the Shareholder Servicing Agent may require that the signatures on the request be guaranteed by a commercial bank, by a member firm of a domestic stock exchange, or by another eligible guarantor institution. Redemption requests may be mailed to the Shareholder Servicing Agent, P.O. Box 8524, Boston, MA 02266-8524.

BY TELEPHONE
________________________________________________________________________________

Shares may be redeemed by telephone if the Shareholder elects that option on the Account Application (unless a written redemption request, with the Shareholder's signature guaranteed, is required; see "Signature Guarantees" below). Telephone redemption orders must be placed with the Shareholder Servicing Agent prior to 4:00 p.m. ET on any Business Day to be effective on such day. The Shareholder may have the proceeds mailed to his or her address or wired to a commercial bank account previously designated on the Account Application. Telephone redemption requests may be made by calling the Shareholder Servicing Agent at 1-800-BKB-1784. Shareholders may not close their account by telephone. During periods of drastic economic or market changes or severe weather or other emergencies, Shareholders may find it difficult to implement a telephone redemption. If such a case should occur, another method of redemption, such as written request sent via an overnight delivery service, should be considered. The Fund's address for overnight deliveries is 1784 Funds, c/o Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

SIGNATURE GUARANTEES
________________________________________________________________________________

If a Shareholder requests a redemption for an amount in excess of $25,000, a redemption of any amount to be payable to anyone other than the Shareholder of record or a redemption of any amount to be sent to any address other than the Shareholder's address of record with the Fund (or in the case of ACH or wire transfers, other than as provided in the Shareholder's Account Application), all account holders on the Shareholder's account must sign a written redemption request and their signatures must be guaranteed by a commercial bank, by a member firm of a domestic stock exchange or by another eligible guarantor institution. The Trust and the Shareholder Servicing Agent reserve the right to amend these requirements for the Fund at any time without notice. For questions about the proper form of redemption requests, call 1-800-BKB-1784.

OTHER INFORMATION REGARDING REDEMPTIONS
________________________________________________________________________________

All redemption orders for shares of the Fund are effected at the net asset value per share next determined after receipt, by the Shareholder Servicing Agent, of a valid request for redemption in good form, as described above. Payment to Shareholders for shares redeemed will be made within seven days after receipt by the Shareholder Servicing Agent of the request for redemption. A redemption must involve either shares having an aggregate value of at least $250 or all the shares in an account. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures will include verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures to confirm that instructions communicated by telephone are genuine are not followed, the Fund may be liable for any losses to a Shareholder due to unauthorized or fraudulent instructions. Otherwise, the investor will bear all risk of loss relating to a purchase, redemption or exchange by telephone or a wire transfer.

Forwarding of redemption proceeds for shares purchased, or received in exchange for shares purchased, by check (including certified or cashier's checks) may be delayed for 15 or more days to ensure that payment has been collected for the purchase of such shares. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in Fund securities with a market value equal to the redemption price.
In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder (and not solely because of market declines), the account of such Shareholder in the Fund has a value of less than the minimum initial purchase amount (normally $1,000). Accordingly, an investor purchasing shares of the Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount.

The right of any Shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                           SYSTEMATIC WITHDRAWAL PLAN
________________________________________________________________________________

A shareholder may direct the Shareholder Servicing Agent to send him or her regular monthly, quarterly, semi-annual or annual payments, as designated on the Account Application and based upon the value of his or her account. Each payment under a systematic withdrawal plan must be at least $100, except in certain limited circumstances. A withdrawal payment under the plan is treated, for federal and state income tax purposes, as a sale of a number of Fund shares sufficient to fund the payment; such payment could, therefore, result in taxable gain or loss to the Shareholder.

                                    EXCHANGES
________________________________________________________________________________

Some or all of the shares of the Fund for which payment has been received by the Distributor (i.e., an established account) may be exchanged at their net asset value for shares of one or more of the other portfolios of the Trust. Exchanges will be made only after instructions in writing or by telephone are received for an established account by the Distributor.

In the case of shares held of record by Bank of Boston or one of its affiliates but beneficially owned by a Customer, to exchange such shares the Customer should contact Bank of Boston or the affiliate, who will contact the Distributor and effect the exchange on behalf of the Customer. If an exchange request in good order is received by the Distributor by 4:00 p.m. ET on any Business Day, the exchange usually will occur on that day; however, requests for exchanges for shares of a money market fund must be received earlier than 4:00 p.m. ET (in cases when regular trading on the New York Stock Exchange closes earlier than 4:00 p.m. ET, as early as 12:00 noon ET) for the exchange to occur on that day. Any Shareholder or Customer who wishes to make an exchange must have received a current prospectus of the portfolio in which he or she wishes to invest before the exchange will be effected. Residents of any state may only exchange shares for shares of another portfolio of the Trust if that portfolio is registered in that state.

Each exchange must involve either shares having an aggregate value of at least $250 or all the shares in the account, and the amount of the exchange must meet the minimum investment requirements for the portfolio of the Trust into which the exchange is being made.

Exchanges may be made by telephone only if that option has been elected by the Shareholder on the Account Application. Shares may be exchanged by telephone by calling the Distributor toll free at 1-800-BKB-1784.

No fees are currently charged to Shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge Shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund also reserves the right to reject any exchange request in whole or in part. The exchange privilege (or any aspect of it) may be changed or terminated at any time.

An exchange is treated, for federal and state income tax purposes, as a sale of the Fund shares exchanged; an exchange could, therefore, result in taxable gain or loss to the Shareholder.

                                   PERFORMANCE

________________________________________________________________________________

From time to time, the Trust may advertise the Fund's yield, tax-equivalent yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment. The Fund's tax-equivalent yield refers to the yield that a taxable fund would have to generate in order to produce an equivalent after-tax yield.

The total return of the Fund refers to the average compounded rate of return on a hypothetical investment, net of any sales charge imposed, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

                                      TAXES
________________________________________________________________________________

The following is a discussion of certain United States federal income tax considerations relevant to the purchase, ownership, and disposition of shares in the Fund. The discussion, which is based on current tax laws, regulations, rulings, and judicial decisions (all of which are subject to change at any time by legislative, judicial, or administrative action), is not intended to be complete; therefore, prospective investors should consult their own tax advisers as to the tax consequences to them of an investment in the Fund. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of the Fund
________________________________________________________________________________

The Fund is treated as a separate entity for federal income tax purposes, and is not combined with the Trust's other portfolios. The Trust intends to qualify the Fund each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions to the Fund's shareholders in accordance with the timing requirements set out in the Code. As a result, it is expected that the Fund will not be required to pay any federal income or excise taxes.

Federal Tax Treatment of Shareholders
________________________________________________________________________________

The Trust expects that dividends paid to Shareholders by the Fund from interest on Municipal Securities (referred to as "exempt-interest dividends") will be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations whose interest is exempt from federal income tax.

Distributions of income from capital gains, from investments in taxable securities (including repurchase agreements), and from certain other transactions will be taxable to Shareholders, whether paid in cash or in additional shares. Distributions from taxable net investment income and short-term capital gains will be taxable to Shareholders as ordinary income, while distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be taxable to Shareholders as long-term capital gains, regardless of how long the Shareholders have held their shares.

Interest on indebtedness incurred by Shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Certain distributions of exempt-interest dividends may also be a tax preference item for purposes of the federal alternative minimum tax and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

The Trust expects that none of the dividends received from the Fund will be eligible for the dividends received deduction for corporations. Any Fund dividend that is declared in October, November, or December of a calendar year, payable to Shareholders of record in such a month, and that is paid the following January will be treated as if received by the Shareholders on December 31 of the year in which the dividend is declared.

The Trust will make annual reports to Shareholders of the federal income tax status of all distributions from the Fund; the Trust will also make annual reports to Shareholders of the State tax status of the Fund's distributions.

The exchange or redemption of Fund shares is a taxable event to the Shareholders; however, under certain circumstances, realized losses may be disallowed and short-term capital losses may be converted into long-term capital losses.

The Funds will generally withhold tax payments at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., although the 30% rate may be reduced to the extent provided by an applicable tax treaty. The Fund is also required in certain circumstances to withhold 31% of taxable dividends and certain redemption proceeds paid to any Shareholder (including a Shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% (or lower treaty rate) withholding.

State Taxes
________________________________________________________________________________

Florida does not currently impose an income tax on individuals. Thus, individual Shareholders of the Fund who are Florida residents will not be subject to any personal income taxation by Florida on distributions received from the Fund. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income tax, state taxes in states other than Florida and local taxes of cities other than those in Florida. Shareholders subject to taxation by states other than Florida may realize a lower after-tax rate of return than Florida Shareholders since dividends distributed by the Fund may not be exempt from income taxation by such other states.

Florida currently imposes an intangible personal property tax on certain securities and other intangible assets owned by Florida residents. Certain types of tax-exempt securities of Florida issuers, U.S. Government securities and tax-exempt securities issued by certain U.S. territories and possessions are exempt from the Florida intangible personal property tax. If 100% of the Fund's assets on the last business day of each calendar year consist of assets exempt from the Florida intangible personal property tax, shares of the Fund owned by Florida residents will also be exempt from the Florida intangible personal property tax. If Shares of the Fund are subject to the Florida intangible personal property tax because less than 100% of the Fund's assets on the last business day of the calendar year consist of assets exempt from the Florida intangible personal property tax, only the portion of the net asset value of the Fund that is attributable to obligations of the U.S. Government will be exempt from taxation. The Fund anticipates that on the last business day of each calendar year the Fund's assets will consist solely of assets exempt from the Florida intangible personal property tax.

                               GENERAL INFORMATION

________________________________________________________________________________

The Trust
________________________________________________________________________________

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated February 5, 1993. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each of the portfolios (referred to as "series") of the Trust, each of which is a separate fund. In addition to the Fund, the Trust includes the following funds: 1784 Institutional U.S. Treasury Money Market Fund, 1784 U.S. Treasury Money Market Fund, 1784 Tax-Free Money Market Fund, 1784 Tax-Exempt Medium-Term Income Fund, 1784 Massachusetts Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund, 1784 Connecticut Tax-Exempt Income Fund, 1784 Growth and Income Fund, 1784 Asset Allocation Fund, 1784 International Equity Fund, 1784 Growth Fund, 1784 U.S. Government Medium-Term Income Fund, 1784 Short-Term Income Fund, and 1784 Income Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and are subject to liabilities related thereto. The Trust reserves the right to create and issue additional series of shares, and reserves the right to create and issue shares of additional classes of any or all series.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses and reports to Shareholders, costs of custodian services and registering the shares of the Fund and other series under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes, and amortization of organization expenses, and any extraordinary expenses including but not limited to litigation expenses.

Under applicable law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a Shareholder incurring financial loss on account of such Shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations and inadequate insurance existed. The Trust believes that the likelihood of such circumstances is remote.

Trustees of the Trust
________________________________________________________________________________

The management and affairs of the Trust are supervised by its Board of Trustees. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and Shareholder services to the Trust.

Voting Rights
________________________________________________________________________________

Each share held entitles the Shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting
________________________________________________________________________________

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries
________________________________________________________________________________

Shareholder inquiries should be directed to SEI Financial Management Corporation, P.O. Box 1784, Wayne, Pennsylvania 19087-8784, at 1-800-BKB-1784.

Dividends and Distributions
________________________________________________________________________________

Substantially all of the net investment income (not including capital gains) of the Fund is distributed in the form of dividends which are declared daily and paid monthly. Shareholders of record will be entitled to receive the dividend, except that shares purchased will not begin accruing dividends until the day following the date of their purchase. On redemption, a Shareholder will receive dividends through and including the day a valid redemption request is received by the Shareholder Servicing Agent. Currently, capital gains of the Fund, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.

If dividend payments are returned and unclaimed within 30 days, they will be reinvested and the Shareholder will be deemed to have elected to receive future dividend and capital gain distributions in additional shares.

Counsel and Independent Accountants
________________________________________________________________________________

Bingham, Dana & Gould, Boston, MA, serve as counsel to the Trust. Coopers & Lybrand L.L.P., Boston, MA, serve as the independent accountants of the Trust.

Custodian
________________________________________________________________________________

Bank of Boston, 100 Federal Street, Boston, MA 02110, acts as Custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. Under a separate agreement, Bank of Boston also provides certain accounting services for the Trust.

                      DESCRIPTION OF PERMITTED INVESTMENTS
                                 AND TECHNIQUES
________________________________________________________________________________

The following is a description of certain of the permitted investments and investment techniques for the Fund. The Fund will not normally invest in all of the permitted investments, nor engage in all of the investment techniques, listed below. See "Investment Policies." Except as specifically stated below or elsewhere in this Prospectus or in the Statement of Additional Information with respect to certain of the Fund's permitted investments and investment techniques, there are no limits on the amount of assets the Fund may invest in particular types of securities.

MUNICIPAL SECURITIES - Municipal securities which the Fund may purchase include
(i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include (but are not limited to) general obligation notes, tax anticipation notes, revenue anticipation notes, bond obligation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include (but are not limited to) general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, e.g., tolls from a toll bridge. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Securities also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by the Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the Adviser may deem relevant.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information on these securities.

RECEIPTS - The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TRs, TIGRs, and CATS are sold as zero coupon securities. See "Zero Coupon Securities" below for more information on these securities.

U.S. GOVERNMENT AGENCIES - Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association, "FNMA").

BANK OBLIGATIONS - The Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Fund may invest in such obligations, however, only if the issuer (or the parent company, in the case of subsidiaries or branches) has assets of at least $1 billion, and only if the Adviser deems the bank obligation to be of comparable credit quality to the commercial paper in which the Fund may invest.

BANKERS' ACCEPTANCES - A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

MONEY MARKET FUNDS - A money market fund is an investment company that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. The Fund may not invest more than 5% of its assets in any one money market fund or more than 10% of its assets in other investment companies, including money market funds. When the Fund invests in a money market fund, a Shareholder bears not only his or her proportionate share of the Fund's expenses, but also indirectly his or her share of the expenses of the money market fund, including management fees.

TIME DEPOSITS - A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities; therefore, the Fund will not invest more than 15% of its net assets in such time deposits and other illiquid securities.

FUTURES AND OPTIONS ON FUTURES - The Fund may also enter into bond and interest rate futures contracts and options on futures contracts provided that the sum of the Fund's initial margin deposits on open futures contracts plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the market value of the Fund's total assets and the outstanding obligations to purchase securities under futures contracts do not exceed 20% of the Fund's total assets. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will minimize the risk that it will be unable to close out a futures contract by entering into only those futures contracts which are traded on national futures exchanges.

It is intended that the Fund would use futures contracts and related options only for bona fide hedging purposes, i.e., to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. There are risks associated with these hedging activities, including the following: (1) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures;
(3) there may not be a liquid secondary market for a futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain of the obligations purchased by the Fund may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature permitting the holder to demand payment of principal at any time or at specified intervals. Such obligations may include variable amount master demand notes. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security; the Fund will not invest more than 15% of its net assets in illiquid securities.

The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

COMMERCIAL PAPER - Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

LOAN PARTICIPATIONS - The Fund may invest in interests in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. The Fund may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid; the Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration are referred to as "restricted securities." The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities; however, this limit will not apply to a restricted security if it is determined by or under the direction of the Trust's Board of Trustees, based on trading markets for the specific restricted security, that such security is liquid. The liquidity of these investments could be impaired if trading does not develop or declines. In the case of illiquid securities, the absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid securities may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

REPURCHASE AGREEMENTS - A repurchase agreement is an agreement by which a person obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the purchase price. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Pursuant to an exemptive order from the SEC, the Fund may enter into repurchase agreements on a pooled basis with other portfolios of the Trust.

MORTGAGE-BACKED SECURITIES - The Fund may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. Government agency. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and the Federal Home Loan Mortgage Corporation. The Fund may also invest in mortgage-backed securities issued by non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top three rating categories by S&P or Moody's or are of comparable quality as determined by the Adviser. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The Fund will purchase only CMOs and REMICs that are backed solely by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by the U.S. Government or its agencies and instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates.

Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time.

Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine the average maturity of the Fund, the Adviser will use an estimate of the average life of a mortgage-backed security. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Adviser will be the actual average life.

ASSET-BACKED SECURITIES - Asset-backed securities consist of securities secured by company receivables, truck and auto loans, leases, and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. Because prepayment of those underlying financial assets affects the maturity of asset-backed securities, the Adviser will use estimates of the average life of asset-backed securities in order to determine the effective maturity of the Fund. See "Mortgage-Backed Securities" for more information on estimates of average life. There can be no assurance that the average life of an asset-backed security as estimated by the Adviser will be the actual average life.

STANDBY COMMITMENTS - The Fund may acquire securities subject to a standby commitment which permits the Fund to sell the security at a fixed price prior to maturity. The underlying municipal securities subject to a standby commitment may be sold at any time at the market rates. In certain cases, a premium may be paid for a standby commitment. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving standby commitments is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Trust's Board of Trustees.

There is no limit to the percentage of Fund securities that the Fund may purchase subject to a standby commitment but the amount paid directly or indirectly for a standby commitment held by the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS - The Fund may enter into forward commitments or purchase securities on a when-issued basis, which means that the price of the securities is fixed at the time of commitment and that the delivery and payment will ordinarily take place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement.

These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Fund's assets; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because such securities may experience such fluctuations in value prior to their actual delivery. Agreements to purchase securities on a when-issued or forward commitment basis will only be made with the intention of taking delivery and not for speculative purposes. The Fund may invest up to 25% of its assets in forward commitments or commitments to purchase securities on a when-issued basis. While awaiting delivery of securities purchased on such bases, the Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase securities on such bases.

ZERO COUPON SECURITIES - A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The amount of the discount is accrued over the life of the security and constitutes the income earned on the security for both accounting and tax purposes. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

SECURITIES LENDING - In order to generate additional income, the Fund may lend the securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value of the securities lent plus accrued interest. The Fund may lend up to 33-1/3% of its total assets. The Fund will continue to receive any income payable on the securities lent while simultaneously earning interest on the investment of any cash collateral subject to the payment of a rebate fee to the borrower. There may be risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

-------------------------------------------------------------------------------

The following descriptions are summaries of certain published ratings.

Description of Commercial Paper Ratings

-------------------------------------------------------------------------------

The following descriptions of commercial paper ratings have been published by Standard and Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc. ("Fitch").

S&P's ratings are graded into several categories of which A is the highest. This category is divided into sub-categories as follows:

A-1 This highest sub-category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality, respectively, on the basis of relative repayment capacity.

Commercial paper issues rated F-1+, F-1, and F-2 by Fitch are judged by Fitch to be of "exceptionally strong" quality, "very strong" quality and "good" quality, respectively, on the basis of relative repayment capacity.


Description of Corporate Bond Ratings

-------------------------------------------------------------------------------

Bonds rated AAA by S&P have the highest rating S&P assigns to debt obligations. Such a rating indicates an extremely strong capacity to repay principal and pay interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to repay principal and pay interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa by Moody's are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated AAA by Fitch are considered to be investment grade and of very high credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


Description of Municipal Note Ratings

-------------------------------------------------------------------------------

S&P's municipal note ratings reflect the liquidity concerns and market access risks unique to notes. An SP-1 rating indicates a strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation. An SP-2 rating indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's MIG-1/VMIG-1 designation denotes best quality. Municipal notes that obtain this rating possess strong protection due to established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Moody's MIG-2/VMIG-2 designation denotes high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group.

Municipal notes rated F-1+, F-1 and F-2 by Fitch are judged by Fitch to be of "exceptionally strong" quality, "very strong" quality and "good" quality, respectively, on the basis of the degree of assurance of timely payment.

                                   APPENDIX B

                         TAXABLE EQUIVALENT YIELD TABLE

-------------------------------------------------------------------------------

The table is for illustrative purposes only and is not intended to predict the actual return an individual would earn on an investment in the Fund. No assurance can be made that the Fund will attain any particular yield. The tax rates used in the table are based upon published 1995 marginal tax rates currently available and scheduled to be in effect. The table does not take into account changes in tax rates that are proposed from time to time. Investors should consult their tax advisers to determine their actual tax rates.

Find your Federal tax bracket based on your taxable income.

                                                                  YOU WOULD NEED THE TAXABLE
                                                                  YIELD LISTED OPPOSITE THE
                                                                  FEDERAL TAX BRACKET IN THE
     TAXABLE INCOME*                          1995 FEDERAL        CHART BELOW TO
--------------------------------------        MARGINAL RATE       HAVE A TAX-EXEMPT YIELD OF:
                                              -------------     ----------------------------------------------

SINGLE                     JOINT                                4.0%   4.5%   5.0%   5.5%   6.0%   6.5%   7.0%
------                     -----                                ----   ----   ----   ----   ----   ----   ----
$      0 -  23,350  $      0 -  39,000            15.00%        4.60%  5.18%  5.75%  6.33%  6.90%  7.48%  8.05%
  23,351 -  56,550    39,001 -  94,250            28.00%        5.12%  5.76%  6.40%  7.04%  7.68%  8.32%  8.96%
  56,551 - 117,950    94,251 - 143,600            31.00%        5.24%  5.90%  6.55%  7.21%  7.86%  8.52%  9.17%
 117,951 - 256,500   143,601 - 256,500            36.00%        5.44%  6.12%  6.80%  7.48%  8.16%  8.84%  9.52%
 256,501 and more    256,501 and more             39.60%        5.58%  6.28%  6.98%  7.68%  8.38%  9.07%  9.77%



*This amount represents taxable income
  as defined in the Internal Revenue Code.

Note:  Information in this table is provided as of June 30, 1995.
                                                             Statement of
                                                        Additional Information
                                                           October 2, 1995,
                                                              as amended
                                                           January 2, 1996,
                                                              as amended
                                                           February 28, 1996



                                  1784 FUNDS
                          1784 GROWTH AND INCOME FUND
                          1784 ASSET ALLOCATION FUND
                        1784 INTERNATIONAL EQUITY FUND
                               1784 GROWTH FUND
                 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
                          1784 SHORT-TERM INCOME FUND
                               1784 INCOME FUND
                    1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
                   1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
                   1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
                    1784 CONNECTICUT TAX-EXEMPT INCOME FUND
                      1784 FLORIDA TAX-EXEMPT INCOME FUND
                        1784 TAX-FREE MONEY MARKET FUND
                     1784 U.S. TREASURY MONEY MARKET FUND
              1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND


This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus for one or more of the 1784 Growth and Income Fund, 1784 Asset Allocation Fund, 1784 International Equity Fund, 1784 Growth Fund, 1784 U.S. Government Medium-Term Income Fund, 1784 Short-Term Income Fund, 1784 Income Fund, 1784 Tax-Exempt Medium-Term Income Fund, 1784 Massachusetts Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund, 1784 Connecticut Tax-Exempt Income Fund, 1784 Florida Tax-Exempt Income Fund, 1784 Tax-Free Money Market Fund, 1784 U.S. Treasury Money Market Fund and 1784 Institutional U.S. Treasury Money Market Fund (each, a "Fund" and collectively, the "Funds"), each of which is a separate portfolio of 1784 Funds (the "Trust"). This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Trust's prospectuses dated October 2, 1995 or, for Class C and Class D shares of the 1784 U.S. Treasury Money Market Fund, January 2, 1996 or, for the 1784 Growth Fund and the 1784 Florida Tax-Exempt Income Fund, February 28, 1996, by which shares of the Funds are offered.
Prospectuses may be obtained without charge through the Distributor, SEI Financial Services Company, 680 E. Swedesford Road, Wayne, PA 19087.

                               TABLE OF CONTENTS

                                                     Page

The Trust                                              3
Investment Objectives and Policies                     3
Description of Permitted Investments                   4
Investment Limitations                                38
The Advisers                                          41
The Administrator                                     42
The Distributor                                       43
Trustees and Officers of the Trust                    44
Computation of Yield                                  46
Calculation of Total Return                           47
Purchase and Redemption of Shares                     47
Systematic Withdrawal Plan                            48
Determination of Net Asset Value                      48
Taxes                                                 50
Fund Transactions; Trading Practices and Brokerage    54
Servicemarks                                          56
Description of Shares                                 56
Shareholder Liability                                 57
Limitation of Trustees' Liability                     57
Financial Information                                 57

                                      -3-
THE TRUST

1784 FUNDS (the "Trust") is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated February 5, 1993. The Declaration of Trust permits the Trust to offer separate portfolios ("funds") of shares of beneficial interest ("shares") and different classes of shares of each fund. Each share of each fund represents an equal proportionate interest in that fund. See "Description of Shares." This Statement of Additional Information relates to the following funds of the Trust:

1784 Growth and Income Fund, 1784 Asset Allocation Fund, 1784 International Equity Fund and 1784 Growth Fund (each, an "Equity Fund" and collectively, the "Equity Funds"),

1784 U.S. Government Medium-Term Income Fund, 1784 Short-Term Income Fund and 1784 Income Fund (each, a "Fixed Income Fund" and collectively, the "Fixed Income Funds"),

1784 Tax-Exempt Medium-Term Income Fund, 1784 Massachusetts Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund, 1784 Connecticut Tax-Exempt Income Fund and 1784 Florida Tax-Exempt Income Fund (each, together with the 1784 Tax-Free Money Market Fund, a "Tax-Exempt Fund" and collectively, the "Tax-Exempt Funds"),

1784 Tax-Free Money Market Fund, 1784 U.S. Treasury Money Market Fund and 1784 Institutional U.S. Treasury Money Market Fund (each, a "Money Market Fund" and collectively, the "Money Market Funds") (each of the Equity Funds, the Fixed Income Funds, the Tax-Exempt Funds and the Money Market Funds, a "Fund" and collectively, the "Funds").


INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the 1784 GROWTH AND INCOME FUND and the 1784 INTERNATIONAL EQUITY FUND is long-term growth of capital with a secondary objective of income. The investment objective of the 1784 ASSET ALLOCATION FUND is to achieve a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities. The investment objective of the 1784 GROWTH FUND is capital appreciation. Dividend income, if any, is incidental to the objective of the 1784 Growth Fund.

The investment objective of the 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND is current income consistent with preservation of capital. The investment objective of each of the 1784 SHORT-TERM INCOME FUND and the 1784 INCOME FUND is to maximize current income. Preservation of capital is a secondary objective of each of the Income and Short-Term Income Funds.

The investment objective of the 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND is current income, exempt from federal income taxes, consistent with preservation of capital. The investment objective of the 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND is current income, exempt from both federal and Massachusetts personal income taxes, consistent with the preservation of capital. The investment objective of the 1784 CONNECTICUT TAX-EXEMPT INCOME FUND is current income exempt from both federal and Connecticut personal income taxes. The investment objective of the 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND is current income exempt from federal income tax, from Rhode Island personal income tax and from the Rhode Island business corporation tax. The investment objective of the 1784

FLORIDA TAX-EXEMPT INCOME FUND is to provide its shareholders with current income exempt from federal income taxes through Fund shares which are exempt from Florida intangible personal property taxes. Preservation of capital is a secondary objective of each of the Connecticut, Rhode Island and Florida Funds.

The investment objective of each of the 1784 U.S. TREASURY MONEY MARKET FUND and the 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income. The investment objective of the 1784 TAX-FREE MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

There can be no assurance that any Fund will achieve its investment objective. Each Fund's investment objective may be changed only with the consent of holders of a majority of that Fund's outstanding shares. The investment policies of each of the Funds are described in the prospectus by which shares of that Fund are offered. Information in this Statement of Additional Information supplements and is not intended to limit the information contained in the applicable prospectus concerning the investment policies and permitted investments and investment techniques of the Funds.


DESCRIPTION OF PERMITTED INVESTMENTS

VARIABLE AMOUNT MASTER DEMAND NOTES

Each Fund (other than the 1784 Institutional U.S. Treasury Money Market Fund and the 1784 U.S. Treasury Money Market Fund, which intend to invest only in U.S. Treasury and other U.S. Government securities, repurchase agreements involving such securities, and, in the case of the 1784 Institutional U.S. Treasury Money Market Fund, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), securities of registered investment companies which invest solely in the foregoing types of securities) may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, on behalf of a Fund and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

GNMA SECURITIES

Each Fund may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

MORTGAGE-BACKED SECURITIES

Each of the Equity Funds, the Fixed Income Funds and the Tax-Exempt Funds may invest in mortgage-backed securities which are rated in one of the three top categories by Standard and Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Service, Inc. ("Fitch"), or, if not rated by S&P, Moody's or Fitch, of comparable quality as determined by the Adviser or Advisers (as defined below) to the Fund. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

ASSET-BACKED SECURITIES

In addition to mortgage-backed securities, the Funds (other than the 1784 Institutional U.S. Treasury Money Market Fund and the 1784 U.S. Treasury Money Market Fund) may invest in asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short to intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

As described in the prospectus by which shares of such Funds are offered, the 1784 Short-Term Income Fund and 1784 Income Fund may enter into mortgage "dollar roll" transactions pursuant to which a Fund sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

STRIPS

Each of the Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. The Adviser or Advisers to a Fund will purchase only those STRIPS that it determines or they determine are liquid or, if illiquid, do not violate such Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, Bank of Boston, as the Adviser to the Money Market Funds, will purchase, for Money Market Funds, only those STRIPS that have a remaining maturity of 397 days or less. No Money Market Fund may invest more than 20% of its total assets in STRIPS. While there is no limitation on the percentage of an Equity Fund's, Fixed Income Fund's or Tax-Exempt Fund's assets that may be comprised of STRIPS, the Adviser or Advisers to each Fund will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights.

REPURCHASE AGREEMENTS

Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in
Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100% of the resale price stated in the agreement; the Adviser or Advisers to each Fund will monitor compliance with this requirement. Under all repurchase agreements entered into by any Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller under a repurchase agreement defaults, the Fund investing in that repurchase agreement could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the repurchase agreement (including interest). In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may face delays and incur costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate as a voidable preference.

MONEY MARKET FUNDS

A money market fund is an investment company that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. Certain Funds (as described in the prospectuses by which shares of such Funds are offered) may invest in money market funds, but not more than 5% of its assets in any one money market fund or more than 10% of its assets in other investment companies, including money market funds. When a Fund invests in a money market fund, a shareholder bears not only his or her proportionate share of the Fund's expenses, but also indirectly his or her share of the expenses of the money market fund, including management fees.

TAX-EXEMPT SECURITIES

MUNICIPAL NOTES AND BONDS

The 1784 Short-Term Income Fund, 1784 Income Fund and each of the Tax-Exempt Funds may invest in municipal notes, which include but are not limited to general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investment in any of the notes described above will be limited to those obligations which are rated (i) MIG-2 or VMIG-2 or better at the time of investment by Moody's, (ii) SP-2 or better at the time of investment by S&P, or
(iii) F-2 or better at the time of investment by Fitch, or which, if not rated by Moody's, S&P or Fitch, are of at least comparable quality, as determined by the Adviser to the Fund. Municipal bonds, in which these same Funds may invest, must be rated BBB or better by S&P or Fitch or Baa or better by Moody's at the time of investment or, if not rated by Moody's, S&P or Fitch, must be determined by the Adviser to the Funds to have essentially the same characteristics and quality as bonds having the above ratings. Bonds rated BBB by S&P or Fitch or Baa by Moody's may have speculative characteristics. The Adviser to these Funds may purchase industrial development and pollution control bonds for these Funds if the interest paid thereon is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by a Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the Adviser to the Fund may deem relevant.

TAX-EXEMPT COMMERCIAL PAPER in which a Tax-Exempt Fund may invest will be limited to investments in obligations which are rated at least A-2 by S&P, Prime-2 by Moody's, or F-2 by Fitch, at the time of investment or which are of comparable quality as determined by the Adviser to the Fund.

Each of the Tax-Exempt Funds may invest in FLOATING RATE NOTES. Investments in such floating rate instruments will normally involve industrial development or revenue (now known as "private activity") bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. For purposes of determining the maturity of these obligations, the Fund may use the longer of (a) the period required before the Fund is entitled to prepayment under such obligations or
(b) the period remaining until the next interest rate adjustment date. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Fund Adviser's opinion be equivalent to the long-term bond or commercial paper ratings on securities in which the Fund may invest. The Adviser to the Fund will monitor the earning power, cash flow and liquidity ratios of the issuers of floating rate instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser to the Fund may also purchase other types of tax-exempt instruments for these Funds as long as they are of a quality equivalent to the bonds or commercial paper in which these Funds may invest.

STANDBY COMMITMENTS

Funds investing in municipal securities may acquire such securities subject to a "standby commitment." The Adviser or, if applicable, each of the Advisers, to these Funds has the authority to purchase, for these Funds, securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve their right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which the Adviser or, if applicable, each Adviser, to such Fund believes present minimum credit risks. Each Adviser would use its best efforts initially to determine and to continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. The Fund could, however, at any time sell the underlying fund security in the open market or wait until the fund security matures, at which time it should realize the full par value of the security.

Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of Fund securities that a Fund may purchase subject to puts but the amount paid directly or indirectly for puts which are not integral parts of a security as originally issued held in a Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, "maturity" will be considered to be the first date on which the Fund has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

OPTIONS

Each of the Equity Funds, the 1784 Short-Term Income Fund and the 1784 Income Fund may, for hedging purposes and in order to generate additional income, write call options on a covered basis. Each of the Tax-Exempt Funds and the 1784 U.S. Government Medium-Term Income Fund, may, for hedging purposes only, write call options on a covered basis, and will not engage in option writing strategies for speculative purposes.

A Fund may write covered call options from time to time on its assets as determined by the Adviser or Advisers to such Fund to be appropriate in seeking to achieve such Fund's investment objective, provided that the aggregate value of such options may not exceed 10% of such Fund's net assets as of the time such Fund enters into such options.

The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.

A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid.
Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the cost of the underlying security and
(b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

Each Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

OPTIONS ON STOCK INDICES

The Equity Funds may engage in options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks. The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 5% of a Fund's total assets.

Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund. Since the Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to the Adviser or the Advisers of such Fund, at the time of investment, to be a liquid secondary market for such options.

FUTURES CONTRACTS

Subject to applicable laws, each of the Funds may enter into bond and interest rate futures contracts subject to applicable laws. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").

When a Fund purchases or sells a futures contract, the Trust must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5% of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin", based on decrease or increase in the value of the futures contract.

Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

The Funds will engage in transactions in futures contracts for hedging purposes only. A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, its Adviser's or Advisers', as applicable, judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

The Funds permitted to enter into futures contracts may also, subject to any applicable laws, purchase and write options on those futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

FOREIGN SECURITIES

Certain of the Funds, as stated in the prospectus by which shares of such Funds are offered, may invest in certain obligations or securities of foreign issuers. The 1784 International Equity Fund intends to invest a substantial portion of its assets in securities and obligations of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including certificates of deposit and time deposits (including Eurodollar time deposits).

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities, will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased

                                     -14-
risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

The current policy of the 1784 International Equity Fund is not to invest more than 10% of its assets in investment companies and investment trusts which primarily hold foreign securities except that the Fund may invest all of its investable assets in a Qualifying Portfolio (as defined below). Investments in such entities may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

A Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Equity Funds, the 1784 Income Fund and the 1784 Short-Term Income Fund may invest in securities issued by entities based in developing countries throughout the world. All of the risks of investing in securities of foreign issuers discussed above are heightened for securities of issuers in developing countries. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

Since investments in foreign companies usually involve currencies of foreign countries, the value of the assets of a Fund with investments in foreign companies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although such Fund's assets are valued daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot basis or for settlement on a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not currently intend to speculate in foreign currency exchange rates or forward contracts.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the Adviser or each of the Advisers to a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. A Fund does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in the applicable currency. Under normal circumstances, consideration of the prospect for currency parities is incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, each Adviser to such Funds believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of such Funds will be served.

A Fund generally does not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund either sells the security and makes delivery of the foreign currency, or it retains the security and terminates its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

If a Fund retains the security and engages in an offsetting transaction, the Fund incurs a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency for the Fund on the spot market (and cause the Fund to bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Funds' dealings in foreign currency contracts are limited to the transactions described above. Of course, no Fund is required to enter into such transactions with regard to the Fund's foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser or Advisers to such Fund. It should also be realized that this method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

WHEN-ISSUED SECURITIES

Each Fund may invest in securities on a when-issued basis, in which case delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

While awaiting delivery of securities purchased on a when-issued basis, a Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities (for the 1784 Institutional U.S. Treasury Money Market Fund and the 1784 U.S. Treasury Money Market Fund, cash and U.S. Government securities) equal to the amount of the commitments to purchase securities on such basis. If the value of these assets declines, the Fund will place additional assets of the type described in the preceding sentence in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Certain of the permitted investments of the Funds may be restricted securities, and the Adviser or Advisers to a Fund may invest up to 20% of the total assets of a Fixed Income or Equity Fund in restricted securities provided it is determined by such Adviser or Advisers that at the time of investment such securities are not illiquid (generally, an illiquid security is one that cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser or Advisers to a Fund will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the intention of the Adviser or Advisers to a Fund is to rely upon the exemption from registration provided by Rule 144A promulgated under the 1933 Act. Restricted securities not determined to be liquid may be purchased subject to each Fund's limitation on all illiquid securities (15% of net assets for each Equity, Fixed Income and Tax-Exempt Fund (other than the 1784 Tax-Exempt Money Market Fund) and 10% for each Money Market Fund).

SECURITIES LENDING

Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of a Fund's total assets. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Advisers to a Fund to be of good standing and when, in the judgment of the Adviser or Advisers to a Fund, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. A Fund may use the Distributor or a broker/dealer affiliate of an Adviser as a broker in these transactions.

OTHER INVESTMENTS

The Funds (other than the 1784 Institutional U.S. Treasury Money Market Fund and the 1784 U.S. Treasury Money Market Fund, which intend to invest only in U.S. Treasury and other U.S. Government securities, repurchase agreements involving such securities, and, in the case of the 1784 Institutional U.S. Treasury Money Market Fund, to the extent permitted by the 1940 Act, securities of registered investment companies which invest solely in the foregoing types of securities) are not prohibited from investing in obligations of banks which are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN MASSACHUSETTS MUNICIPAL
SECURITIES

The following is a summary of certain information contained in official statements of certain issuers of Massachusetts Municipal Securities published prior to July, 1995. The summary does not purport to be a complete description and is current as of the date of the corresponding official statement.

1993 FISCAL YEAR. The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period. In July 1992, tax revenues had been estimated to be approximately $9.685 billion for fiscal 1993. This amount was subsequently revised during fiscal 1993 to $9.940 billion.

Commonwealth budgeted expenditures and other uses in fiscal 1993 totaled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures.

As of June 30, 1993, after payment of all Local Aid and retirement of short-term debt, the Commonwealth showed a year-end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million.

1994 FISCAL YEAR. The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totalled approximately $l5.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.

Commonwealth budgeted expenditures and other uses in fiscal 1994 totalled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

As of June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. This legislation required an increase in expenditures for education purposes above fiscal 1993 base spending of $1.288 billion of approximately $175 million in fiscal 1994. The Executive Office for Administration and Finance expects the annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion to be approximately $396 million in fiscal 1995, $625 million in fiscal 1996 and $868 million in fiscal 1997. Additional annual increases are also expected in later fiscal years. The fiscal 1995 budget as signed by the Governor includes $396 million in appropriations to satisfy this legislation.

1995 FISCAL YEAR. On July 10, 1994, the Governor signed into law the fiscal 1995 budget, which, together with authorizations contained in the final fiscal 1994 appropriations bill and expected supplemental appropriations relating to welfare and certain other programs, as described below, currently provides for approximately $16.482 billion in fiscal 1995 expenditures. The Governor exercised his authority to veto and reduce individual line items and reduced total expenditures by approximately $298.2 million and vetoed certain other law changes contained in the fiscal 1995 budget.

Included in the approximately $298.2 million of vetoes noted above, the Governor vetoed approximately $296.9 million in appropriations for the Executive Office of Human Services and the Department of Public Welfare, representing the estimate, at that time, of four months of funding for the Commonwealth's public assistance programs. On February 10, 1995, the Governor signed into law Chapter 5 of the Acts of 1995, which reforms the Commonwealth's program for Aid to Families with Dependent Children ("AFDC"). The revised program is scheduled to take effect on July 1, 1995, subject to federal approval of certain waivers. It reduces AFDC benefits to able-bodied recipients by 2.75% while allowing them to keep a larger portion of their earned wages, requires approximately 22,000 able-bodied parents with school-aged children to work or perform community service for 20 hours per week, and requires approximately 16,000 recipients who have children between the ages of two and six to participate in an education or training program or perform community service. The plan also establishes a pilot program for up to 2,000 participants that offers tax credits and wage subsidies to employers who hire welfare recipients. Parents who find employment will be provided with extended medical benefits and day care benefits for up to one year. The plan mandates paternal identification, expands funding for anti-fraud initiatives, and requires parents on AFDC to immunize their children. Parents who are disabled, caring for a disabled child, have a child under the age of two, or are teenagers living at home and attending high school, will continue to receive cash assistance.

Since most provisions of the new law did not take effect until July 1, 1995, the Executive Office for Administration and Finance projects that the reforms will not materially affect fiscal 1995 public assistance spending. The fiscal 1995 expenditure estimate of $16.399 billion includes $247.8 million appropriated in Chapter 5 to fund the Commonwealth's public assistance programs for the last four months of fiscal 1995. The new law's impact on fiscal 1996 projected spending for public assistance programs is currently being evaluated.

Budgeted revenues and other sources to be collected in fiscal 1995 are estimated by the Executive Office for Administration and Finance to be approximately $16.311 billion. This amount includes estimated fiscal 1995 tax revenues of $11.151 billion, which is approximately $544 million higher than fiscal 1994 tax revenues of $10.607 billion. In December, 1994, the Governor signed into law legislation modifying the capital gains tax by phasing out the tax for assets held longer than six years and increasing the no-tax status threshold for personal income tax purposes. The capital gains tax change is not effective until January 1, 1996 and, therefore, is not expected to affect fiscal 1995 tax revenues and to have only a minor effect on fiscal 1996 tax revenues. The no-tax status change is estimated to reduce fiscal 1995 tax revenues by approximately $5.5 million and fiscal 1996 tax revenues by $13.3 million.

In recent months, the rate of growth in certain tax revenue categories, including, in particular, the income tax, has slowed. Fiscal 1994 tax revenues were approximately $87 million below the Department of Revenue's tax revenue estimate of $10.694 billion. On April 13, 1995, as required by law, the Secretary for Administration and Finance revised the fiscal 1995 tax revenue estimate to $11.151 billion, a reduction of approximately $27.5 million from the most recent official estimate of $11.179 billion. The reduction in fiscal 1995 revenues is expected to be offset by lower spending resulting from increased reversions (including lower spending in public assistance programs) and, if necessary utilization of part of the contingency currently included in the estimated fiscal 1995 financial statement.

The fiscal 1995 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. The House initially overrode $296.9 million of the Governor's vetoes relating to certain welfare programs contained in the fiscal 1995 budget as well as certain law changes which may have a financial impact on the Commonwealth.

However, the Senate failed to override the Governor's veto by the end of the calendar 1994 legislative session. The $16.399 billion of fiscal 1995 expenditures includes a reserve against certain contingencies currently in the amount of $83.8 million. On October 7, 1994, the Governor filed a supplemental appropriation recommendation aggregating approximately $44.5 million; the Legislature failed to act on this recommendation before the end of the calendar 1994 legislative session. On January 25, 1995, the Governor filed fiscal 1995 supplemental appropriation recommendations aggregating approximately $43.6 million.

On April 24, 1995, the Governor filed a fiscal 1995 supplemental appropriation bill recommending approximately $16.7 million of expenditures related to collective bargaining and certain other personnel costs. The legislature has not yet acted upon this recommendation. On May 10, 1995, the House of Representatives approved two supplemental appropriation bills for fiscal 1995, which relate, in part, to prior supplemental appropriation recommendations.
One bill authorized fiscal 1995 expenditures of approximately $65 million, having a net Commonwealth cost of approximately $27 million after factoring in revenue reimbursements that would result form certain Medicaid expenditures authorized by the legislation. The other bill authorizes fiscal 1995 expenditures of approximately $9.1 million for certain Department of Social Services programs. On May 17, 1995, the Senate Ways and Means Committee approved two supplemental appropriation bills for fiscal 1995. One bill authorized fiscal 1995 expenditures of approximately $52.4 million (of which approximately $16.1 million would be continued to fiscal 1996), having a net Commonwealth cost of approximately $50 million. The full Senate added approximately $59.5 million in spending authorizations to this amount, having a net Commonwealth cost of approximately $21.5 million after factoring in federal reimbursements for certain Medicaid expenditures authorized by the bill. A second supplemental appropriation bill authorizes approximately $9.2 million for Department of Social Services programs. Both bills were approved by the Senate on May 25, 1995. Differences between the House and Senate versions of the two bills will be reconciled by legislative conference committees. The net amounts for both the House and Senate bills are included in the $83.8 million being reserved for fiscal 1995 contingencies by the Executive Office for Administration and Finance.

On November 8, 1994, the voters in the statewide general election approved an initiative petition, which became law on December 8, 1994, that would slightly increase the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgetary funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and exclude the Highway Fund balance from the computation of the "consolidated net surplus" for purposes of State finance laws. The initiative petition also provides that no more than 15% of gasoline tax revenues may be used for mass transportation purposes, such as expenditures related to the MBTA. The Executive Office of Administration and Finance currently does not expect this law to have any materially adverse impact on the fiscal 1995 budget or on other fiscal matters generally. This law is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the initiative petition, appropriate moneys from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such moneys be used for motor vehicle, highway, or mass transportation purposes.

CASH FLOW

The most recent cash flow projection prepared by the office of the State Treasurer in May, 1995 estimates the fiscal 1995 year-end cash position to be approximately $353 million. This projection is based on the fiscal 1995 budget as originally signed by the Governor and supplemental appropriations enacted to date. The cash flow projection reflects actual results through April, 1995 and revenue and spending estimates as of May, 1995. The expenditure forecast anticipates use of the $83.8 million being reserved for contingencies by the Executive Office for Administration and Finance. The projection forecasts a year-end transfer of $65.4 million to the Stabilization Fund (the projected $353 million year-end balance does not include balances in the Stabilization Fund). The projection also anticipates advance payments during fiscal 1995 of $95 million to the Department of Medical Assistance and the Department of Transitional Assistance for fiscal 1996 activity. On November 22, 1994, the Commonwealth issued $240 million of general obligation notes to fund payments to the MBTA for its net cost of service. The notes matured on June 15, 1995 (rather than later in fiscal 1996 as had been assumed in earlier cash flow projections). The cash flow projection assumes the issuance of additional notes in June, 1995 to refinance such notes, which is consistent with current plans. (The original cash flow projection for fiscal 1995 had assumed that such notes would be paid from available funds and not refinanced.) The cash flow projection assumes that the Commonwealth will issue no additional long-term general obligation bonds during fiscal 1995 to finance capital projects beyond the $825 million issued to date (prior cash flow projections had assumed that $1.05 billion of such bonds would be issued) and that no short-term operating borrowings will take place under the commercial paper program during the remainder of fiscal 1995. As of June 8, 1995, no Commonwealth commercial paper is outstanding.

The May 26, 1995 cash flow projection also contains monthly forecasts through the end of fiscal 1996 and estimates that the fiscal 1996 year-end cash position will be $528.1 million. The fiscal 1996 forecast is based upon the Governor's budget recommendations filed in January, 1995, including a $45 million contingency reserve, adjusted for the consensus revenue estimate for fiscal 1996 agreed to by the Governor and the legislature in April, 1995. The fiscal 1996 cash flow projection anticipates no need for the Commonwealth to borrow for operating needs under its commercial paper program if capital bond sales and a transit note sale occur as scheduled (the projection calls for the issuance of $1.06 billion of capital bonds and $240 million of transit notes during fiscal 1996).

The Commonwealth's practice is to use available cash for capital expenditures pending the issuance of long term bonds and, in the event the amount of long-term debt is reduced or its issuance delayed due to market conditions or other circumstances, additional amounts of commercial paper may be outstanding from time to time. The ending balance included in the cash flow forecast and the estimated ending balance for the Commonwealth's operating budget will differ due to timing differences and the effect of certain non-budget items. In addition, events occurring subsequent to the preparation of this cash flow projection may cause the actual cash flow of the Commonwealth to vary from the projected cash flow.

1996 FISCAL YEAR. On January 25, 1995, the Governor submitted his fiscal 1996 budget recommendations to the Legislature. The proposal calls for budgeted expenditures of approximately $16.737 billion. After adjusting for approximately $147.9 million in higher education revenues and expenditures that the Governor's budget recommendation proposes moving to an off-budget trust fund for fiscal 1996, as described below, the recommended fiscal 1996 spending level is approximately $436 million. Proposed budgeted revenues for fiscal 1996 are approximately $16.246 billion. The Governor's fiscal 1996 budget recommendation proposes several reductions in personal and business taxes, including an increase of $500 in the dependent allowance and a $500 increase in the exemption for blind and elderly taxpayers, corporate tax credits for job training, revisions to the definitions of research and development tax credits for companies in the defense-industry, and a phasing out of the sales tax on bulk purchases of telecommunications services. The Executive Office of Administration and Finance estimates that these tax law changes would result in reduced tax revenues of approximately $34.6 million in fiscal 1996.

Under the Governor's fiscal 1996 budget recommendations, non-tax revenues are estimated to total approximately $5.021 billion in fiscal 1996. Major changes in projected non-tax revenues for fiscal 1996 include a decline in motor vehicle license and registration fees of approximately $42 million, due mainly to alternate year licensing patterns and the delayed impact of the change in 1991 to a five year driver's license renewal period; a decrease of approximately $17 million in abandoned property revenues, due to a one-time increase in abandoned property collections in fiscal 1995 resulting from a change in the Commonwealth's abandoned property laws; and a $40 million increase due to a proposed initiative to provide incentives to State departments to optimize non-tax revenues.

The Governor's budget proposal generally maintains current service levels for most programs but also provides for increased funding to reflect various factors including inflation, increased medical costs, increased pension costs and higher debt services expenditures, as well as approximately $228 million recommended to fully fund the education reform law passed in fiscal 1993. The proposal also contains recommendations to increase spending in certain priority areas. The Governor's budget proposal projects savings from reform of the State's welfare system, higher health insurance contributions from State employees and other administrative reductions. The recommendation also includes $45 million allocated for a contingency reserve.

In connection with the fiscal 1996 budget recommendations, the Governor has also recommended the establishment of an off-budget tuition retention trust fund for higher education purposes. The revenues in and expenditures from such fund have previously been counted as Commonwealth budgeted revenues and expenditures.

The Governor's fiscal 1996 budget recommendations will now be taken up by the House Ways and Means Committee as the first step of legislative consideration of the fiscal 1996 budget.

STATE TAXES. The major components of State taxes are the income tax, which accounts for 53.6% of total projected tax revenues in fiscal 1994, the sales and use tax, which accounts for 21.7%, and the business corporations tax, which accounts for 7.4%. Other tax and excise sources account for the remaining 17.3% of total tax revenues.

INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.95% is applied to income from employment, professions, trades, business, partnerships, rents, royalties, taxable pensions and annuities and interest from Massachusetts banks. A rate of 12% is applied to other interest (although interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt) and dividends; and a rate ranging from 12% on capital gains from the sale of assets held for one year and less to 0% on capital gains from the sale of certain assets held more than six years is applied.

Under Chapter 151 of the Acts of 1990 up to 15% of State income tax revenue is pledged to the payment of debt service on approximately $1.045 billion of outstanding Fiscal Recovery Bonds issued pursuant to Chapter 151.

Partially as a result of income tax rate increases, State income tax revenues increased from fiscal 1990 to $5.045 billion (excluding $298.3 million collected pursuant to the 1989 tax legislation). These figures represent an increase of approximately 13%. State income tax revenues in fiscal 1992 were $5.337 billion, which represents an increase from fiscal 1991 of approximately 5.8%. Income tax revenues in fiscal 1993 were $5.375 billion, an increase of approximately 0.7% from fiscal 1992.
Income tax revenues for fiscal 1994 were approximately $5.690 billion, an increase of 5.9% from fiscal 1993. Income tax revenues for fiscal 1995 are currently expected to be approximately $6.028 billion, an increase of 5.9% from fiscal 1994. As a result of a slowing rate of growth in certain tax revenue categories, including, in particular, the income tax, the Secretary of Administration and Finance reduced the total fiscal 1995 tax revenue estimate by $75 million in September, 1994. On January 25, 1995, based on tax revenue collections through December 31, 1994, the Secretary for Administration and Finance revised the fiscal 1995 tax revenue estimate to $11.179 billion, a reduction of approximately $55 million from the September 1994 estimate.

SALES AND USE TAX. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth.
However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

Annual sales and use tax revenues declined from $1.956 billion in fiscal 1990 to $1.909 billion in fiscal 1991. Sales and use tax revenues increased to $1.979 billion in fiscal 1992 and to $2.124 billion in fiscal 1993 and to $2.302 billion in fiscal 1994. Sales and use tax are estimated to increase to $2.454 billion in fiscal 1995.

BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on gross income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax. Annual revenues from the business corporations tax have declined significantly in recent years, from the high of $887.1 million in fiscal 1989 to $612.2 million in fiscal 1991. Business corporation tax revenues were $643.8 million in fiscal 1992, representing an increase of $31.5 million, or 5.1%, from fiscal 1991. For fiscal 1992, the excise tax on commercial and savings banks yielded $60.2 million, representing an increase of approximately 25.2% over fiscal 1991. Due to the settlement by the Department of Revenue of a case pending before the Appellate Tax Board, the Commonwealth paid a taxpayer commercial bank $37.0 million, thus reducing revenues from the commercial and savings bank excise tax in fiscal 1992 from $97.1 million to $60.2 million. For fiscal 1993, revenues from the business corporations tax increased to $737.4 million, or approximately 14.5% above fiscal 1992 and tax revenues from banks increased to $152.9 million or 154.4% above fiscal 1992. Fiscal 1994 tax revenues from corporations and banks were approximately $782.3 million and 199.9 million, respectively, or approximately 6.1% and 30.7% above the respective fiscal 1993 amounts. Fiscal 1995 tax revenues from corporations and banks are estimated to be $851.0 million and $225.0 million, respectively.

OTHER TAXES. Other tax revenues of the Commonwealth are currently projected to total $1.846 billion in fiscal 1995, a decrease of 0.01% over fiscal 1994. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The Commonwealth is authorized to issue special obligation highway bonds secured by a pledge of all or a portion of the Highway Fund, including revenues derived from all portion of the motor fuels excise tax. The Commonwealth issued $103,770,000 of special obligation bonds on June 24, 1992 secured by a pledge of 2 cents of the 21 cent motor fuel excise tax imposes on gasoline.
The portion of the motor fuel excise tax currently pledged to the special obligation bonds is estimated to be $168.7 million in fiscal 1995. The Commonwealth expects to issue up to $300 million of additional special obligation bonds in fiscal 1994 secured by an additional portion of the motor fuels excise tax. Additional special obligation bonds may also be issued in the future secured by all or additional portions of the motor fuels excise tax.

On November 3, 1992, legislation was enacted by voter initiative petition which imposed, as of January 1, 1993, a new excise tax of 1.25 cents per cigarette (25 cents per pack of 20 cigarettes) and 25% of the wholesale price of smokeless tobacco. Under the legislation, the revenues raised by this excise tax shall be credited to a new Health Protection Fund and expended, subject to appropriation by the Legislature, to pay for health programs and education relating to tobacco use. Total revenues deposited in the Health Protection Fund in fiscal 1993 and fiscal 1994 were $59.5 million and $116.3 million, respectively, and are estimated to be $114.3 million in fiscal 1995.

In addition, in January 1993, the Legislature overrode the Governor's veto of a 100% increase in the deeds excise tax. The increased revenues from this excise tax, estimated by the Executive Office for Administration and Finance to be approximately $15.25 million for fiscal 1993, will be retained by county governments and applied to certain county costs. The availability of these revenues will reduce Commonwealth expenditures for county purposes by an equal amount.

ESTATE TAX REVISIONS. The fiscal 1993 budget included legislation which gradually phases down the current Massachusetts estate tax until it becomes a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for the State taxes allowed for federal estate tax purposes. The estate tax is phased out by means of annual increases in the basic exemption from the current $200,000 level. The exemption was increased to $300,000 for 1993, $400,000 for 1994, $500,000 for 1995 and is increased to $600,000 for 1996. In addition, the legislation includes a full marital deduction starting July 1, 1994. Currently, the marital deduction is limited to 50% of the Massachusetts adjusted gross estate until June 30, 1995. The static fiscal impact of the phase out of the estate tax was estimated to be $24.8 million in 1994 and is estimated to be $72.5 million in fiscal 1995.

FEDERAL AND OTHER NON-TAX REVENUES. Revenues from the federal government are received through reimbursements for the federal share of federally mandated programs such as Medicaid and AFDC. The amount of federal reimbursements received by the Commonwealth is determined by the amounts of State expenditures for such programs. Federal reimbursements increased approximately 11.4% from $1.542 billion in fiscal 1989 to $1.718 billion in fiscal 1990. In fiscal 1991, federal reimbursements increased by 61.7% to $2.777 billion, owing mainly to the $513.0 million reimbursement of uncompensated care payments. Federal reimbursements in fiscal 1992 decreased by $383 million to approximately $2.394 billion, reflecting a decrease of $349 million in uncompensated care payments. In fiscal 1993, federal reimbursements increased to $2.674 billion as a result of increased spending for certain entitlement programs. In fiscal 1994, federal reimbursement increased to $2.915 billion. Federal reimbursements for fiscal 1995 are estimated to increase to $3.035 billion.

Departmental and other non-tax revenues are derived from licenses, registrations and fees generated through cash transactions and reimbursement and assessments for services. Annual revenues from these sources increased from $949.1 million in fiscal 1989 to $1.025 billion in fiscal 1991, representing an annual average increase of approximately 12.8%, decreased 1.5% to $1.187 billion in fiscal 1992, increased 11.8% in fiscal 1993 to $1.327 billion and decreased 10.5% to $1.188 billion in fiscal 1994. Annual revenues from these sources are estimated to increase to $1.250 billion in fiscal 1995. The decrease in 1994 was due to several factors including: the change in fiscal 1993 to biennial car registration at the Registry of Motor Vehicles; one-time receipt in fiscal 1993 of abandoned property revenues; and the one-time payment in fiscal 1993 to the Commonwealth of $80 million from the Massachusetts Water Resources Authority. These revenue declines were partially offset by an increase in higher education tuition revenues due primarily to shifting higher education revenues and expenditures from off-budget to on-budget accounts in fiscal 1994. The expected increase in fiscal 1995 is due to various factors including primarily: the biennial car registration mentioned above, which is expected to increase revenue by approximately $20 million in fiscal 1995; certain abandoned property initiatives that are expected to result in approximately $15 million of additional revenues; additional Medicaid recoveries expected to amount to approximately $24 million and increased child support collections in the amount of approximately $11 million. The Governor's fiscal 1996 budget recommendation projects departmental and other non-tax revenues of $1.099 billion, a decrease of approximately $2 million after adjusting for approximately $147.9 million in higher education revenue and spending that the recommendation proposes be moved to an off-budget trust fund.

Interfund transfers and other sources from non-budgeted funds are estimated to total $897.8 million in fiscal 1995, an increase of 5.1% compared to fiscal 1994. For the budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $568.6 million, $547.6 million, $558.0 million, $583.0 million in fiscal 1990 through 1994, respectively, and which are expected to account for $705.2 million in fiscal 1995. The Governor's fiscal 1996 budget recommendation projects fiscal 1996 interfund transfers of approximately $930.4 million, an increase of 3.6% as compared to fiscal 1995, which amounts include $729.4 million allocable to the Lottery.

In fiscal 1991, special laws authorized transfers among the General, Highway and Local Aid Funds to eliminate certain deficit fund balances. Transfers in respect of such deficits were $234.8 million for fiscal 1991. Legislation included within the fiscal 1993 budget prohibits, beginning with fiscal 1992, the transfer of operating funds from the Highway Fund to the General Fund.

LIMITATIONS ON TAX REVENUES. In Massachusetts efforts to limit and reduce levels of taxation have been under way for several years. Limits were established on State tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable State revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Unlike Chapter 29B, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of State financial assistance to local governmental units, obligations under the State governmental pensions systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also established an allowable State revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilized an allowable State revenue growth factor equal to one-third of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government, during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum State tax revenues to fund an increase in local aid and excludes from its definition of State tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

Tax revenues in fiscal 1990 through fiscal 1994 were lower than the limit set by either Chapter 62F or Chapter 29B. The Executive Office for Administration and Finance currently estimates that State tax revenues in fiscal 1995 and 1996 will not reach the limit imposed by either of these statutes.

In January 1992 the Governor announced his intention to seek an amendment to the State constitution that would require any Commonwealth tax increase to receive at least a two-thirds majority vote of each branch of the Legislature. No action has yet been taken on this proposal.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN RHODE ISLAND MUNICIPAL
SECURITIES

The following is a summary of certain information contained in official statements of certain issuers of Rhode Island Municipal Securities published prior to July, 1995. The summary does not purport to be a complete description and is current as of the date of the corresponding official statement.

Rhode Island Municipal Securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

Rhode Island has developed a modern, diversified economy providing employment for over 470,000 residents in both goods and service industries. In 1993, goods producing industries generated $3.7 billion in earnings and accounted for 17% of Rhode Island's total personal income. Service industries in the same year generated $10.1 billion in earnings and accounted for 48 percent of the State's personal income.

Total personal income in Rhode Island increased by 73.2% in nominal terms between 1984 and 1994. In 1994, the Rhode Island economy generated $22.2 billion in personal income. Rhode Island's per capita income of $22,251 is ranked 19th among the 50 states and has grown faster than the national average.

In recent years, Rhode Island's employment mix has shifted with an increasing proportion of employment in service producing sectors at the expense of goods producing sectors. Between 1984 and 1994, employment in the goods producing industries declined by 25.6% (135,000 to 100,500) while employment in service producing industries grew by 18.5% (281,400 to 333,500).

In 1993, the manufacturing sector contributed $3.0 billion, or 13.9% of Rhode Island's total personal income. Personal income derived from this sector increased 28% between 1983 and 1993. Rhode Island is the jewelry capital of the world, with over 35,000 employed in jewelry manufacturing, distribution and related services. Hasbro, the world's second largest toy manufacturer, and G-tech, the world's largest supplier of on-line lottery systems, are headquartered in Rhode Island. Electronic products manufactured in the State include connectors, circuit boards, uninterruptable computer power supplies, and wire and cable assemblies. Metrology equipment, navigation equipment, medical equipment and supplies, safety goggles, and protective breathing apparatus are also manufactured in Rhode Island. Rhode Island's skilled crafts people produce a wide variety of metal and plastic components which are used by manufacturers throughout the world. Chemical manufacturers located in Rhode Island produce products such as dyes, biomedical products and aerosol consumer products.

In 1993, the wholesale and retail trade sector contributed $2.0 billion, or 10%, of Rhode Island's total personal income, and over 14.8% of the portion of personal income derived from earnings. Employment in trade increased 7.3% from 88,600 in 1984 to 95,100 in 1994.

In 1992, the service sector contributed $4.0 billion, or 18.8% of Rhode Island's total personal income, and over 28.9% of the portion of personal income derived from earnings. Employment in Rhode Island's service industries increased 37.8% from 99,200 in 1984, to 136,700 in 1994. Service is the largest division of the State's economy with health services, business services and educational services as the most important groups.

Business services, engineering, accounting and research are the fastest growing sector of Rhode Island's economy, employing over 29,500 in 1994. Rhode Island companies have developed extensive system engineering and research facilities to support the Naval Undersea Warfare Center in Newport. Over 2,600 firms not only provide business support services for Rhode Island's diversified economy, but also export these services throughout the United States and the world.

Health services is the largest employment group in Rhode Island. There are 14 general hospitals and two voluntary psychiatric hospitals in Rhode Island. In addition, there are 110 nursing and personal-care facilities in Rhode Island.

In 1993, the government sector contributed $2.3 billion, or 10.8% of Rhode Island's total personal income, and over 16.6% of the portion of personal income derived from earnings.

Government employment in Rhode Island has increased 7.7% since 1984 from 57,400, to 61,800 in 1994.

The United States Navy maintains a significant presence in Newport, Rhode Island, where its facilities include: the Naval Education and Training Center; Naval War College; and the Naval Undersea Warfare Center. These facilities employ over 7,543 military and civilian personnel, and have an average daily enrollment of almost 2,022 students. The Naval Undersea Warfare Center, with its major laboratories in Newport and Middletown, is a prime source of high technology that provides the Navy with its tactical and strategic edge in combat systems, surface ship sonar, and undersea ranges. In 1994, the Naval Undersea Warfare Center employed 3,829 people. Many Rhode Island companies have developed extensive system engineering and research facilities that provide support to the center.

In 1994, military personnel, civilian Department of Defense personnel and private industry defense related employment in Rhode Island was estimated at 15,887 having declined from a 1987 high of 26,934. Total defense contract awards to Rhode Island firms have decreased from a high of $555 million in 1990, to $410 million in 1994.

Beginning in 1989, Rhode Island, like other New England states, began to experience a slowdown in its economy. The State's unemployment rate increased from 4.1% in 1989 to 6.8% in 1990, to 8.6% in 1991, and again to 8.9% in 1992.
Personal income growth slowed from an annual rate of 9.0% in 1988 to 2.1 percent in 1991. In constant dollars, personal income growth slowed from 4.5.% to -1.8% for the same years.

The economic slowdown resulted in significant State budget constraints and opportunities to review the overall fiscal situation. The recession that engulfed the Rhode Island economy appears to have finally stabilized. After three years of falling employment, the number of jobs in Rhode Island grew by 0.1% in 1993. Data Resources, Inc. (DRI) forecasters estimate Rhode Island job growth at an annual rate of 1.4% annually from 1994 to 1998 with personal income growth rates averaging 5.4%. Real personal income growth is forecast to average 2.2%.

The national recession has been longest and deepest in the New England states. Since 1989, 9.6% of all of New England's non-agricultural jobs have been lost. Rhode Island losses have paralleled those of the rest of the region. Non-agricultural employment in Rhode Island fell by 8.9% between the 1989 peak and the low point in 1992.

Rhode Island, Massachusetts, Connecticut and Maine rank among the top 12 states in defense prime contract awards per capita. As a result, federal defense cutbacks have affected this region disproportionately. The national recovery did not affect all regions equally. New England is forecast to continue to lag due to the restructuring of the defense industry and overbuilding in real estate markets.

The DRI estimators forecast that the national economy is beginning to slow with a "soft landing" rather than a recession. Consumer spending is slowing in response to higher interest rates and rising debt burdens. Debt accumulation appears to have risen to earlier peak levels; the rate of accumulation growth does not appear sustainable.

The Rhode Island outlook is for continued recovery at a sluggish pace. Non-farm employment has increased 1% annually over the past three years and is estimated to remain at 1.2% annual growth through years 2000. Rhode Island expects to continue to lose manufacturing jobs to foreign competitors, high regulatory costs, and the end of the Seawolf

Program. Services will provide 80% of the new jobs created through 2000, reflecting growth in business services, education, health care, and tourism.

Population growth is expected to average 0.4% annually during the fiscal years 1995 through 2000. Population declined 0.2% annually during the past three years as a result of a weak job market, motivating out-migration. The shrinking labor force contributed to the reduction of three points off the unemployment rate since the spring of 1992. The unemployment rate is forecast to grow from the currently forecast 6.4% for 1995 to 6.8% in 1996.

The gross State product has rebounded from -3.8% change in 1991 to a high of 3.1% in 1994; however, that tracked the overall growth rate of the U.S. economy. Growth rates are expected to drop to 1.7% in 1995 and further to 1.2% in 1996. Personal income growth also peaked in 1994, at 5.4%. Growth drops to 5.3% in 1995 and 4.3% in 1996 before rebounding in 1997.

REVENUE ESTIMATES. Current revenue estimates are those adopted by the Revenue Estimating Conference for fiscal 1995 and fiscal 1996 on May 10, 1995. They are based on current law. Thus, they do not include the cigarette tax increase, the retention of an additional one cent of the existing gas tax by the Department of Transportation as recommended by the Governor, nor do they include extension of the existing nursing home tax currently under discussion.

The Conference estimated revenues of $1.633 billion for fiscal 1995 and $l.565 billion for fiscal 1996. These represent 4.7% growth in fiscal 1995 and -3.5% in fiscal 1996.

When adjusted for tax law changes, they represent -1.3% in fiscal 1995 and 2.1% for fiscal 1996. Major changes include the nursing home tax, the hospital license fee, and the public utilities gross earnings tax phase out for manufacturing energy. The fiscal 1995 decrease is in disproportionate share Medicaid receipts.

PERSONAL INCOME TAX. The personal income tax estimate for fiscal 1995 of $531.0 million is a downward revision of $37.0 million. The fiscal 1996 estimate of $550.0 million is a downward revision of $47.0 million, reflecting fiscal 1995 change as well as reduction in estimated growth from 5.1% to 3.6% to reflect the revised economic forecast.

Income tax returns to date have presented a mixed picture to estimators. Through April, 1995 withholding receipts were 6.4% above the same period in fiscal 1994. However, estimated payments and final payments were 13.7% and 5.6% below, respectively. Refunds were 9.3% ahead. It appears possible that over withholding may be occurring again -- it had been virtually eliminated in 1991 when the IRS re-based the withholding tables.

INSURANCE COMPANY GROSS PREMIUMS TAX. The estimators lowered the estimates by $6.0 million in fiscal 1995 and $8.0 million in fiscal 1996 based upon payments to date and the March estimated filings. Companies are required to file 40% of their tax year estimated liability in March and the remaining 60% in June. The estimate of $35.0 million and $36.0 million reflects -6.9 percent and 2.9% growth rates for fiscal 1995 and fiscal 1996, respectively.

SALES TAX. The estimates are $454.0 million for fiscal 1995 and $465.0 million for fiscal 1996. These are downward revisions of: $1.0 million for fiscal 1995, representing a drop in the growth rate from 8.4% to 8.2%; and $7.0 million in fiscal 1996, representing a drop in the projected growth from 3.7% to 2.4%. Review of monthly returns shows decreasing six-month average collections as shown here:

         PERIOD                   MONTHLY AVERAGE

       July - December                 $39.1
       August - January                 39.1
       September - February             37.9
       October - March                  36.9
       November - April                 36.8

This suggests a slowdown on taxable purchases moving with the economic slowdown.

LOTTERY. The estimators revised the fiscal 1995 and fiscal 1996 estimates upward by $10.2 and $7.5 million, respectively. The principal area of growth is in video games.

OTHER. The estimators increased the disproportionate share component of departmental sales and services by $12.7 million for fiscal 1995 and $5.7 million for fiscal 1996. This requires corresponding increases from DHS for matching funds of $5.9 million and $2.6 million, respectively.

Personal income tax receipts showed healthy growth in fiscal 1994, probably as a result of a large one-time filing equal to approximately two percent of the growth. The fiscal 1995 drop would be 2% higher on that basis. The fiscal 1996 estimate reflects the estimators' concern for economic slowdown.

General business taxes show a drop in fiscal 1995 as a result of the change in the health care provider assessment rate on mental retardation group homes in September, 1994 as noted earlier. The drop in fiscal 1996 is the result of an $8.1 million loss in the health care providers assessment on nursing homes that expires September 30, 1995 under current law. The Assembly has discussed extending the tax.

Sales and use taxes are estimated to increase 8.7% in fiscal 1995 and 2.1% in fiscal 1996. The sales tax component is projected to grow 8.2% in fiscal 1995 and 2.4% in fiscal 1996. Fiscal 1995 showed dramatic growth of 16% in the first six months (July-December) over the same period for the prior year, followed by a gradual slowdown. The fiscal 1996 estimate assumes the slowdown will continue.

Departmental receipts show considerable annual variance, largely as a result of the one-time hospital license fee (fiscal 1995) and large medicaid disproportionate share payments (fiscal 1993 and fiscal 1994). The changing federal medicaid restrictions on these sources are expected to have had run their course by fiscal 1996.

Finally, lottery games continue to be a major source of revenue increase, growing from $43.6 million in fiscal 1993, to $51.3 million in fiscal 1994, and over $70.0 million in fiscal 1995 and fiscal 1996.

COMPARATIVE STATEMENTS OF REVENUES AND EXPENDITURES. The General Fund revenues and expenditures for fiscal 1995 are predicated on the basis of revised revenue estimates and revised expenditures as projected by the State Budget Office. Revenues reflect the May Consensus estimates of the Revenue Estimating Conference, adjusted by the Budget Office for the deficit resolution plan. Fiscal 1995 revenues are currently estimated by the Budget Office to be $1,669,633,205, an increase of $36,233,205 over the May conference and $15,392,088 over the Governor's Budget. The $36.2 million variance is a result of an estimated decrease in the business corporations tax of $5.3 million due to a liability resulting from a recent court decision and $41,523,400 of other revenues estimated by the Budget Office. These revenues are from bond proceeds earnings ($480,376), employee medical insurance recoveries ($1,305,132), reversal of a medical assistance payable reserve ($12,420,002), prior year adjustments ($1,319,225), prior year group life dividends ($775,265), recoveries from the medical assistance program ($3.0 million), recoveries from the Solid Waste Management Corporation ($5,854,523), excess bond proceeds recoveries ($3,508,877), prior year Public Building Authority recoveries ($960,000), enhancements from restricted receipt conversions ($12.0 million) and a decrease in revenues from Lottery advertising ($100,000).

The General Fund revenues and expenditures for fiscal 1996 are based on expenditures contained in the proposed fiscal 1996 budget submitted by the Governor in March, 1995. Revenues reflect the May consensus estimates of the Revenue Estimating Conference. Fiscal 1996 revenues will change as a result of budget negotiations. Revenue changes under discussion include a hospital licensing fee of 4.92% of net revenues ($53.7 million), a 5 cent increase in the cigarette tax ($4.9 million), a decrease of $410,000 due to the elimination of the motor vehicle walk-in registration fee, a decrease in the gas tax due to increased dedication to Transportation expenditures ($4.2 million), and a decrease in sales and services tax due to lost revenues from out-of-State prisoners ($2.2 million), all of which were proposed by the Governor in March. These total $51.8 million. Also under discussion are the extension of the nursing home tax ($8.1 million), additional gambling revenue through change to the distribution at the Lincoln Dog Racing facility ($2.0 million), recovery of prior year employee medical insurance ($2.7 million), additional medical assistance program cost recoveries ($17.0 million), lottery advertising revenues ($1.0 million), and other sources ($2.0 million).

The Budget Office projects a closing surplus of $4.3 million in fiscal 1995 assuming the components contained in the deficit reduction plan are accepted. The State must resolve a $42.5 million projected deficit in fiscal 1996. The Governor is in the process of developing a budget deficit resolution plan for fiscal 1996. In addition to the changes in revenues described above, expenditure reduction plans for State agencies and departments are currently under review.

FREE SURPLUS. State law provides that all unexpended or unencumbered balances of general revenue appropriations, whether regular or special, shall lapse to General Fund surplus at the end of each fiscal year, provided, however, that such balances may be reappropriated by the Governor in the ensuing fiscal year for the same purpose for which the monies were originally appropriated by the General Assembly. Free surplus is the amount available at the end of any fiscal year for future appropriation by the General Assembly.

The Governor is in the process of developing a budget deficit resolution plan to resolve the projected $42.5 million deficit in fiscal 1996. Expenditure reduction plans for State agencies and departments are currently under review.

State statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue. The State is required to enact and maintain a balanced budget. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e. taxes, fines, fees, licenses, etc.) will be required and/or certain of the expenditure controls will be put into effect.

A combination of these measures will be utilized by the State in order to maintain a balanced budget.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN CONNECTICUT MUNICIPAL
SECURITIES

The following is a summary of certain information contained in official statements of certain issuers of Connecticut Municipal Securities published prior to October, 1995. The summary does not purport to be a complete description and is current as of the date of the corresponding official statement.

Connecticut Municipal Securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total non-agricultural employment. Manufacturing employment has been on a downward trend since 1984 while non-manufacturing employment has risen significantly. Rapid relative growth in the non-manufacturing sector as compared to the manufacturing sector is a trend that is in evidence nationwide and reflects the increased importance of the service industry. From 1970 to 1993, manufacturing employment in the State declined 33.5%, while non-manufacturing employment rose 63.3%, particularly in the service, trade and financial categories, resulting in a 27.6% increase in total growth in non-agricultural establishment employment.

Defense-related business plays an important role in the Connecticut economy. Economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. In the past 10 years, Connecticut has ranked from 6th to 12th among all states in total defense contract awards, receiving 2.5% of all such contracts in 1993. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation. However, in recent years the federal government has reduced defense-related spending. This trend is expected to continue.

The Connecticut General Assembly's annual appropriation acts have usually authorized current expenditures consistent with the anticipated annual tax and other revenue sources except in certain years since 1971 when borrowings were authorized to fund deficits.

In the fiscal years ended June 30, 1985, 1986 and 1987, the operating surpluses of the State's General Fund were $365.5, $250.1 and $365.2 million, respectively. For the fiscal year ended June 30, 1988 the operating deficit was $115,594,656. By statute, this amount was deemed to be appropriated from the Budget Reserve Fund to fund the deficit.

After the effect of a variety of executive actions and legislative enactments in the course of the fiscal year which significantly reduced the projected deficit, the operating deficit for the fiscal year ended June 30, 1989 was $28,019,984. This amount was also deemed to be appropriated from the Budget Reserve Fund to fund the deficit.

For the fiscal year ended June 30, 1990, the General Fund's operating deficit was $259,496,841. This was the net deficit after actions taken by the Governor and the General Assembly which affected both revenues and expenditures. As required by statute, the State Comptroller transferred the balance of the Budget Reserve Fund, or $102,254,299, to the General Fund to partially fund the operating deficit. This action brought the total deficit carried forward to fiscal 1990-91 to $157,242,542.

For the fiscal year ended June 30, 1991, the operating deficit, after miscellaneous surplus adjustments, was $808,468,983. Together with the deficit carried forward from fiscal 1989-

90, the total deficit for the fiscal year 1990-91 was $965,711,525. This total deficit amount was funded by the issuance of General Obligation Economic Recovery Notes.

The result of the fiscal year ended June 30, 1992 was a General Fund operating surplus of $110,181,277. The surplus was used to retire $110,100,000 of Economic Recovery Notes.

For the fiscal year ended June 30, 1993, there was a General Fund operating surplus of $113,490,652. By statute, the unappropriated surplus in the General Fund is deemed to be appropriated for debt service for the fiscal year ending June 30, 1994.

For the fiscal year ended June 30, 1994, there was a General Fund operating surplus of $19,654,737. By statute, the unappropriated surplus in the General Fund is deemed to be appropriated for debt service for the fiscal year ending June 30, 1995.

Per statute, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the year.

The Comptroller's February 1, 1995 letter indicated a General Fund deficit of $174.1 million. Subsequently, on February 15, 1995, the Governor released his recommended budget for the upcoming biennium. As part of that recommendation, the Governor included a plan to substantially reduce this deficit primarily through legislative action to reinstate State taxes on hospital patient services effective February 1, 1995, estimated to be $86.7 million from the gross earnings tax and $45.0 million from the sales tax, and by legislative changes to the tax levied in connection with underground fuel tanks estimated to produce $13.5 million in revenues to the General Fund. Based on the assumption such action would be taken, the Comptoller's monthly report of March 1, 1995, reflects a deficit of $2.6 million. The General Assembly has not yet adopted the Governor's plan and the Governor is currently exploring alternative actions including potential legislative changes.

No assurance can be given that subsequent projections will not indicate changes in the anticipated General Fund result.

The Governor's Recommended Biennial Budget for fiscal 1995-96 anticipates General Fund expenditures of $8,489.7 million and General Fund revenues of $8,495.3 million. After deducting $2.6 million for the anticipated carry-forward deficit from fiscal 1994-95, the estimated surplus for fiscal 1995-96 is $3.0 million. For fiscal 1996-97, the Governor's Recommended Budget anticipates General Fund expenditures of $8,617.2 million and General Fund revenue of $8,629.9 million resulting in a projected surplus of $12.7 million. Per statute, these surpluses will be deposited into the Budget Reserve Fund.

The Governor's Recommended Budget for the biennium remains within the limits imposed by the statutory expenditure cap. For fiscal 1995-96 and for fiscal 1996-97, permitted growth in capped expenditures is 3.59% and 3.71%, respectively. The Recommended Budget is $126.2 million below the expenditure cap in fiscal 1995-96 and $246.6 million below the expenditure cap in fiscal 1996-97.

The Governor's Recommended Budget calls for a lower income tax rate of 3% to be applied to a filer's first portion of taxable income with the remainder to be taxed at the current rate of 4.5%. This change is retroactive to January 1, 1995 and for joint filers the new 3% rate will apply to the first $12,000 of taxable income. By January 1, 1997, when the Governor's recommended changes are fully implemented, for joint filers the new 3% rate will apply to the first $30,000 of taxable income. After full implementation fully 43% of Connecticut's taxpayers will pay exclusively at the new 3% rate. In addition, the Governor is proposing to phase down the Corporation Business Tax beginning January 1, 1997 from 10.5% to 8% by January 1, 1999. These two changes, when combined with other miscellaneous revenue modifications, are expected to result in a $218 million revenue loss in fiscal 1995-96 and a $343 million revenue loss in fiscal 1996-97.

In order to achieve a balanced budget, the Governor, after a thorough review of all State budget programs and functions, has recommended expenditure reductions from estimated current services of approximately $1,020 million in fiscal 1995-96 and an additional $632 million in fiscal 1996-97. The Governor's budget proposes significant changes to the welfare system aimed at promoting economic self-sufficiency. These include permitting recipients to earn more before eliminating their benefits, imposing an 18 month time limit for receipt of benefits, and reducing the AFDC payment levels with no additional benefits for additional children. In fiscal 1995-96 these changes will reduce AFDC expenditures by $36 million from fiscal 1994-95 and General Assistance expenditures by $27 million. Include in the Governor's budget is a restructuring of the numerous categorical grants to municipalities. The Education Cost Sharing grant, the State's largest, will be consolidated with other reduction related grants. Overall, the Governor's budget pares back 95% of the projected increase in education grants to towns. The Governor's budget also proposes to cut in half, to $500 million, the amount of bonds annually authorized by the State to rein in debt service costs.

The Governor's Recommended Budget also calls for the reissuance of a portion of the fiscal 1995-96 Economic Recovery Fund payment and extending the payment over three additional years. This change will decrease the fiscal 1995-96 payment from $328.1 million to $91.9 million and increases the fiscal 1996-97 payment from zero to $91.3 million, the fiscal 1997-98 payment from zero to $87.2 million and the fiscal 1998-99 payment from zero to $86.6 million. This revision will result in a projected additional interest expense of $28.8 million over the period.

The budget recommended by the Governor for fiscal year 1995-1996 anticipates General Fund expenditures of $8,489,700,000 and General Fund revenues of $8,495,300,000. For fiscal 1996-1997, the adopted budget anticipates General Fund expenditures of $8,115,600,000 and General Fund revenues of $8,629,900,000. No assurance can be given that subsequent projections will not indicate changes in the anticipated General Fund result.

On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The statutory spending cap limits the growth of expenditures to either (1) the average of the annual increase in personal income in the State for each of the preceding five years, or (2) the increase in the consumer price index for urban consumers during the preceding twelve-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

By statute, no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly except as shall not cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness (excluding short-term and certain other indebtedness) which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective. As a result, the State had a debt incurring margin as of March 1, 1995 of $1,716,182,730.54.

Potentially, this law could limit the amount of Connecticut Municipal Obligations available for purchase by the Fund.

Several tax changes were adopted during the 1993 legislative session, the net effect of which is not yet clear. Among the most significant changes were the changes to the Corporation Business Tax based on income. A four year gradual rate reduction was adopted reducing the tax to 11.25% beginning January 1, 1995; 11% beginning January 1, 1996; 10.5% beginning January 1, 1997 and 10% beginning January 1, 1998. Additionally, the Corporation Business Tax based on capital was eliminated for regulated investment companies and real estate investment trusts. To assist manufacturers, the Gross Receipts Tax on electricity to those businesses will be phased out over the next four years. Further, to encourage continuing research and development in Connecticut, a research and development tax credit was provided for research and development expenses for income years commencing on or after January 1, 1993.

Several Sales Tax exemptions were added which include, among others, amusements and recreation, airport valet parking, certain tax preparation services and car washes. The Personal Income Tax estimated and withholding payment schedule was changed to conform to the federal timetable. A minimum tax was established so that Connecticut personal income taxpayers who are subject to the federal alternative minimum tax will now pay the higher of the State income tax or 23% of their adjusted federal tentative minimum tax. The tax on cigarettes was increased by 2 cents per pack effective July 1, 1993 and 3 cents per pack effective July 1, 1994 and a two dollar excise tax on automobile tires was enacted.

The State Department of Revenue Services has received claims for refund of the Corporation Business Tax ("CBT") for the years 1986 through 1993 aggregating more than $87,000,000, attributable to the inclusion in the income base of the CBT of interest on federal obligations while excluding from the base interest on certain State obligations. On March 8, 1995, the Connecticut General Assembly enacted legislation taking by eminent domain the rights of holders relating to exclusion of interest on any State obligation from the income base of the CBT, effective for interest accrued on or after January 1, 1992. The State will pay just compensation to holders for the rights taken. This legislative action is intended to eliminate the basis for such refund claims for 1992 and later years, aggregating approximately 70% of amounts claimed.
The just compensation payable to holders of State obligations is expected to aggregate substantially less than the refunds claimed for 1992 and later years. Public Act Additional legislative action authorizes the issuance of bonds in the amount of $48 million for the payment of compensation, interest, administration and refunds.

The State of Connecticut, its officers and employees, are defendants in numerous lawsuits. The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in any of the cases listed in the Litigation section of the Connecticut State Official Statement could materially affect the State of Connecticut's financial position.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN FLORIDA MUNICIPAL SECURITIES

The following is a summary of certain information contained in official statements of certain issuers of Florida Municipal Securities published prior to December 1995. The summary does not purport to be a complete description and is current as of the date of the corresponding official statement.

Personal income in Florida has been growing the last several years and generally has outperformed both the nation as a whole and the Southeast in particular. From 1985 through 1994, Florida's per capita income rose an average of 5.2% per year, while the national per capita income increased an average of 5.1%. Real personal income is estimated to increase 4.1% in 1995-96 and increase 3.8% in 1996-97. By the end of 1996-97, real personal income per capita in Florida is projected to average 4.2% higher than its 1994-95 level.

Florida's population growth is one reason why its economy has typically performed better than the nation as a whole. In 1980, Florida was ranked seventh among the 50 states with a population of 9.7 million people. Florida has continued to grow since then and as of April 1, 1994 ranks fourth with an estimated population of 13.9 million. Since 1984, Florida's average annual rate of population increase has been approximately 2.3% as compared to an approximately 1.0% average annual increase for the nation as a whole.

Throughout the 1980s, the unemployment rate in Florida had, generally, tracked below that of the nation. In recent years, however, as Florida's economic growth has slowed from its previous highs, the unemployment rate has tracked above the national average. Florida's unemployment rate is projected to be 5.3% in 1995 and 5.7% in 1996. The average rate of unemployment for Florida since 1985 is 6.3%, while the national average is 6.4%.

Until recently, Florida has had a dynamic construction industry, with single and multi-family housing starts accounting for 8.5% of total U.S. housing starts in 1994, while Florida's population was 5.3% of the nation's total population. The reason for such a dynamic construction industry was the rapid growth of Florida's population. In Florida, single and multi-family housing starts in 1995-96 are projected to reach a combined level of 116,000 units, while increasing to 117,100 in 1996-97. Total construction expenditures are forecasted to increase 3.3% in 1995-96 and increase by 6.5% in 1996-97.

Financial operations in Florida are maintained through the use of four funds types -- the General Revenue Fund, Trust Funds, the Working Capital Fund and, beginning in fiscal year 1995-96, the Budget Stabilization Fund. In fiscal year 1994-95, approximately 66% of total direct revenues to these Funds were derived from Florida State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax and alcoholic beverage tax, which amounted to 67%, 7%, 4%, and 4%, respectively, of total General Revenue Fund receipts available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1994-95, expenditures from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 49%, 32% and 11%, respectively, of the total General Revenue Fund available.

For fiscal year 1995-96, the estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida is $15,149.1 million, a 2.2% increase over 1994-95. With combined General Revenue Fund, Working Capital Fund and Budget Stabilization Fund appropriations at $14,824.0 million, unencumbered reserves at the end of 1995-96 are estimated at $325.1 million. For fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15,717.8 million, a 3.8% increase over fiscal year 1995-96.

The sales and use tax is the greatest single source of tax receipts in Florida. For the fiscal year ended June 30, 1995, receipts from this source were $10,672 million, an increase of 6.0% from fiscal year 1993-94. The second largest source of tax receipts is the motor fuel tax. The estimated collections from this source during the fiscal year ended June 30, 1994 were $1,733.4 million, however these revenues are almost entirely dedicated to trust funds for specific purposes and are not included in the General Revenue Fund. Alcoholic beverage tax revenues totalled $437.3 million for the fiscal year ending June 30, 1995. The receipts of the corporate income tax for the fiscal year ended June 30, 1995 were $1,063.5 million, an increase of 1.5% from the previous fiscal year. Gross receipt tax collections for fiscal year 1994-95 totalled $508.4 million, an increase of 10.4% over the previous fiscal year. Documentary stamp tax collections totalled $695.3 million during fiscal year 1994-95, decreasing 11.4% from the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests and other intangible personal property. Total collections from intangible personal property taxes were $818.0 million during fiscal year 1994-95, a 2.1% decline from the previous fiscal year. Severance taxes totalled $61.2 million during fiscal year 1994-95, up 1.1% from the previous fiscal year. In November, 1986, Florida voters approved a constitutional amendment to allow Florida to operate a lottery. Fiscal year 1994-95 produced ticket sales of $2.19 billion of which education received approximately $853.2 million.

Pursuant to a constitutional amendment which was ratified by the voters of Florida on November 8, 1994, the rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the Florida Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five year by the maximum amount of revenue permitted under the cap for the previous year. For the first year, which is fiscal year 1995-96, the limit is based on actual revenues from fiscal year 1994-95. State revenues are defined as taxes, licenses, fees and charges for services imposed by the Florida Legislature on individuals, businesses or agencies outside of State government. The definition of State revenues also includes the revenue from the sale of lottery tickets. Included among the categories of State revenues which are exempt from the revenue limitation, however, are funds used for debt service on State bonds and other payments related to debt.

The Florida State Constitution does not permit a state or local personal income tax. An amendment to the Florida State Constitution by the electors of Florida is required to impose a personal income tax in Florida.

As of January 1, 1994, property valuations for homestead property are subject to a growth cap. Growth in the assessed value of property qualifying for the homestead exemption will be limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full value on the next tax roll.

According to the Office of Comptroller, Department of Banking and Finance of the State of Florida, as of February 15, 1995, Florida maintained a bond rating of AA from Moody's, a bond rating of AA from S&P and a bond rating of AA from Fitch on all of its general obligation bonds. Outstanding general obligation bonds at June 30, 1994 totalled almost $6.1 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction.

INVESTMENT LIMITATIONS

The following are fundamental policies of each of the Funds.

A Fund may not:

1. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities and, for certain Funds, to other investments as described in the prospectuses by which shares of those Funds are offered, and provided further that this limitation does not apply to an investment of all of the investable assets of the 1784 International Equity Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund (a "Qualifying Portfolio"). For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

2. Make loans except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the prospectus by which shares of that Fund are offered and in the Statement of Additional Information.

3. Acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to the 1784 Massachusetts Tax-Exempt Income Fund, 1784 Connecticut Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund and 1784 Florida Tax-Exempt Income Fund, (b) the foregoing limitation shall not apply to 25% of the total assets of each of the Equity Funds, the Fixed Income Funds, the 1784 Tax-Exempt Medium-Term Income Fund or the 1784 Tax-Free Money Market Fund and (c) the foregoing limitation does not apply to an investment of all of the investable assets of the 1784 International Equity Fund in a Qualifying Portfolio.

4.   Invest in companies for the purpose of exercising control.

5. Borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet Shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

6. In the case of the Equity Funds, the Money Market Funds, the 1784 U.S. Government Medium-Term Income Fund, the 1784 Tax-Exempt Medium-Term Income Fund and the 1784 Massachusetts Tax-Exempt Income Fund, pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (5) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

7. Purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, any Fund may invest in companies which invest in real estate commodities or commodities contracts. Each of the Funds may invest in futures contracts and options thereon to the extent described in the prospectus by which shares of that Fund are offered and elsewhere in this Statement of Additional Information.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

10. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Fund, provided, that with respect to the 1784 International Equity Fund, the limitations do not apply to an investment of all of the investable assets of the Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

     It is the position of the Securities and Exchange Commission's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the Securities and Exchange Commission exempting such instruments from the definition of investment company.

11. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

12. Write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the prospectus offering shares of that Fund or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the prospectus by which shares of that Fund are offered.

NON-FUNDAMENTAL POLICIES

The following policies are not fundamental and may be changed by the Trust with respect to any Fund without approval by the Shareholders of that Fund.

No Fund may invest in warrants except that (i) each of the Equity Funds may each invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value; included in these amounts, but not to exceed 2% of the Fund's net assets may be warrants not listed on the New York Stock Exchange or American Stock Exchange; and (ii) the 1784 Short-Term Income Fund and the 1784 Income Fund may each invest in warrants in an amount not exceeding 2% of its net assets, this limitation does not apply to warrants acquired in units or attached to securities. Such warrants may not be listed on the New York Stock Exchange or American Stock Exchange.

No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets (10% for Money Market Funds), provided that this limitation does not apply to an investment of all of the investable assets of the 1784 International Equity Fund in a Qualifying Portfolio. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. The foregoing limitation does not apply to restricted securities, including those issued pursuant to Rule 144A under the 1933 Act, if it is determined by or under procedures established by the Board of Trustees of the Trust that, based on trading markets for the specific restricted security in question, such security is not illiquid.

No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

No Fund may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

No Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if, as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) municipal securities which are rated by at least one nationally recognized bond rating service; or (c) an investment of all of the investable assets of the 1784 International Equity Fund in a Qualifying Portfolio.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISERS

The Trust has entered into separate advisory agreements (each, an "Advisory Agreement") with The First National Bank of Boston ("Bank of Boston") and, with respect to the 1784 International Equity Fund, Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson"). The Advisory Agreement with Bank of Boston for the Funds other than the 1784 International Equity Fund is dated as of June 1, 1993 and the Advisory Agreement with Bank of Boston for the 1784 International Equity Fund is dated as of November 28, 1994. The Advisory Agreement with Kleinwort Benson for the 1784 International Equity Fund is dated as of October 27, 1995. Bank of Boston and Kleinwort Benson shall be referred to in this Statement of Additional Information, collectively, as the "Advisers" and each, individually, as an "Adviser." The prospectus by which shares of each Fund are offered contains a description of the fees payable to the Advisers for services rendered to that Fund under the applicable Advisory Agreements, and contains a description of certain voluntary waivers of such fees.

For the fiscal years ended May 31, 1994 and 1995, the Trust paid the following fees (after fee waivers) on behalf of the Funds to Bank of Boston under the Advisory Agreements to which Bank of Boston is a party:

------------------------------------------------------------------------------
                                            Bank of Boston     Bank of Boston
                                              Investment         Investment
                   Fund                      Advisory Fees      Advisory Fees
                                                 1994               1995
------------------------------------------------------------------------------
1784 Tax-Free Money Market Fund            $        0         $ 1,471,000
1784 U.S. Treasury Money Market Fund       $        0         $    69,000
1784 Institutional U.S. Treasury Money
  Market Fund                              $        0         $    85,000
1784 U.S. Government Medium-Term Income
  Fund                                     $        0         $    679,000
1784 Tax-Exempt Medium-Term Income Fund    $        0         $    602,000
1784 Massachusetts Tax-Exempt Fund         $        0         $    363,000
1784 Short-Term Income Fund                    N/A            $     86,000
1784 Income Fund                               N/A            $    521,000
1784 Connecticut Tax-Exempt Income Fund        N/A            $    138,000
1784 Rhode Island Tax-Exempt Income Fund       N/A            $     77,000
1784 Florida Tax-Exempt Income Fund            N/A               N/A
1784 Growth and Income Fund                $   12,000         $  1,393,000
1784 Asset Allocation Fund                 $        0         $     23,000
1784 International Equity Fund                 N/A            $          0
1784 Growth Fund                               N/A               N/A
------------------------------------------------------------------------------
                         Total             $   12,000         $  5,707,000
------------------------------------------------------------------------------


The foregoing table does not reflect contributions to the Funds made by Bank of Boston in order to assist the Funds in maintaining competitive expense ratios.

For the fiscal year ended May 31, 1995, the Trust paid $199,000 to Kleinwort Benson under the Advisory Agreement to which Kleinwort Benson is a party with respect to the 1784 International Equity Fund.

The continuance of each Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are neither parties to the Advisory Agreement nor "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 nor more than 60 days' written notice to the applicable Adviser, or by the applicable Adviser on 90 days' written notice to the Trust.

Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Trust or any Fund, except that the Adviser and its personnel shall not be protected against any liability to the Trust, any Fund or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its or their part in the performance of its or their duties or from reckless disregard of its or their obligations or duties thereunder.

THE ADMINISTRATOR

The Trust and SEI Financial Management Corporation (the "Administrator") are parties to an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement has an initial term of three years starting in May, 1993 and may be renewed for one additional two-year term unless either party gives notice of non-renewal to the other party not less than 90 days prior to the expiration of the initial term.

SEI Financial Management Corporation, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087. Alfred P. West, Jr., Carmen V. Romeo, and Henry H. Greer constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator. Mr. West serves as the Chairman of the Board of Directors, and Chief Executive Officer of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other institutional mutual funds:
SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI International Trust, SEI Institutional Managed Trust, Stepstone Funds, The Compass Capital Group of Funds, FFB Lexicon Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., Rembrandt Funds-R-, The Arbor Fund, Marquis-SM- Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., Inventor Funds, Inc., The Achievement Funds Trust, Insurance Investment Products Trust, Bishop Street Funds, CrestFunds, Inc. and Conestoga Family of Funds.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement"), dated as of June 1, 1993 and amended and restated as of September 14, 1995. The Trust has adopted a distribution plan dated as of June 1, 1993 with respect to each of the Equity Funds, the Fixed Income Funds and the Tax-Exempt Funds (other than the 1784 Tax-Free Money Market Fund), a distribution plan dated as of September 14, 1995 with respect to the Class C shares of the 1784 U.S. Treasury Money Market Fund, and a distribution plan dated as of September 14, 1995 with respect to the Class D shares of the 1784 U.S. Treasury Money Market Fund, in each case pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). The Distributor will receive no compensation for distribution of shares of the 1784 Tax-Free Money Market Fund or the 1784 Institutional U.S. Treasury Money Market Fund or for the distribution of the Class A shares of the 1784 U.S. Treasury Money Market Fund.

The Distribution Agreement and the Plans provide that the Trust will pay the Distributor a fee, calculated daily and paid monthly, at an annual rate of (i) 0.25% of the average daily net assets of each of the Equity Funds, the Fixed Income Funds and the Tax-Exempt Funds (other than the 1784 Tax-Free Money Market Fund), (ii) 0.25% of the average daily net assets of the Class C shares the 1784 U.S. Treasury Money Market Fund, and (iii) 0.75% of the average daily net assets of the Class D shares 1784 U.S. Treasury Money Market Fund. The Distributor can use these fees to compensate broker/dealers and service providers, including each Adviser and its affiliates, which provide administrative and/or distribution services to Shareholders of these Funds or holders of these shares of the 1784 U.S. Treasury Money Market Fund, as applicable, or their customers who beneficially own shares of these Funds or own these shares of the 1784 U.S. Treasury Money Market Fund, as applicable.

The Distribution Agreement is renewable annually and may be terminated by the Distributor, by the Trustees of the Trust who are not interested persons and have no financial interest in the Plans or any related agreement ("Qualified Trustees"), or, with respect to any particular Fund or Class of shares, by a majority vote of the outstanding shares of such Fund or such Class of shares, as applicable, for which the Distribution Agreement is in effect upon not more than 60 days' written notice by either party.

The Trust has adopted each of the Plans in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of each of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. Continuance of the Plan with respect to each of the Equity Funds, the Fixed Income Funds and the Tax-Exempt Funds (other than the 1784 Tax-Free Money Market Fund) was approved by the Trustees on March 15, 1995. Each of the Plans requires that quarterly written reports of amounts spent under such Plan and of the purposes of such expenditures be furnished to and reviewed by the Trustees. Expenditures may include (1) the cost of prospectuses, reports to Shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of the Trust's shares including the Distributor's expenses for travel, communication, and compensation and benefits for sales personnel;
(4) any other expenses reasonably incurred in connection with the distribution and marketing of the shares subject to approval of a majority of the Qualified Trustees. No Plan may be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Funds or the Class of shares which are subject to such Plan. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.

DAVID H. CARTER - Trustee - 224 Polpis Road, Nantucket, Massachusetts 02554 (date of birth March 21, 1933). Trustee, St. James Portfolios, since June, 1994; Main Board Director, Touche Remnant & Co. (investment advisor), 1982-1988; Managing Director, Bearbull (UK) Ltd., London (investment advisor), 1988-January 1993.

TARRANT CUTLER - Trustee - 5 Masconomo Street, Manchester, Massachusetts 01944 (date of birth June 12, 1926). Senior Executive Vice President, Massachusetts Financial Services Company, retired in 1991.

KENNETH A. FROOT - Trustee - Harvard University Graduate School of Business, Boston, Massachusetts 02163 (date of birth July 5, 1957). Thomas Henry Carroll-Ford Visiting Professor of Business Administration, Harvard University Graduate School of Business, since 1991; Associate Professor of Management with Tenure, Sloan School of Management, Massachusetts Institute of Technology, 1991-May 1992; Ford International Development Chair, Sloan School, 1987-1990; Research Associate, National Bureau of Economic Research, 1990-present.

KATHRYN F. MUNCIL - Trustee - c/o Fort William Henry Corporation, Canada Street, Lake George, New York 12845 (date of birth November 30, 1958). Chief Financial Officer, Fort William Henry Corporation, since 1993; Treasurer, Spaulding Investment Company (property management) 1985-1993.

*ROBERT A. NESHER - Trustee, President & Chief Executive Officer- 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth August 17, 1946). Retired since 1994. Director and Executive Vice President of SEI 1986 to July, 1994. Director and Executive Vice President of the Administrator and Distributor 1981 to July, 1994.

CARMEN V. ROMEO - Treasurer, Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth December 30, 1943). Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI. Director and Treasurer of the Administrator and Distributor since 1981.

ROGER P. JOSEPH - Secretary - 150 Federal Street, Boston, Massachusetts 02110 (date of birth October 3, 1951). Partner, Bingham, Dana & Gould, counsel to the Trust, since 1983.

DAVID G. LEE - Senior Vice President & Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth April 16, 1952). Senior Vice President of the Administrator and the Distributor since 1993. Vice President of the Administrator and the Distributor from 1991 to 1993. President of GW Sierra Trust Funds before 1991.

KEVIN P. ROBINS - Vice President & Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth April 15, 1961). Senior Vice President of SEI, the Administrator and the Distributor since 1994. Vice President of SEI, the Administrator and the Distributor from 1991 to 1994.
Vice President of SEI, the Administrator and the Distributor from 1992 to 1994. Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

ROBERT CARROLL - Vice President & Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth February 26, 1960). Vice President, Assistant Secretary of SEI, the Administrator and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, from 1990 to 1994. Associate, McGuire, Woods, Brattle & Boothe (law firm) before 1990.

SANDRA K. ORLOW - Vice President, Assistant Secretary - 680 East Swedesford Road, Wayne, Pennsylvania 19087 (date of birth October 18, 1953). Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

STEPHEN G. MEYER- Controller - 680 East Swedesford Road, Wayne, Pennsylvania 19087. Vice President and Controller, Chief Accounting Officer of SEI since 1992 (date of birth July 12, 1965). Senior Associate, Coopers & Lybrand L.L.P. from 1990 to 1992. Internal Audit, Vanguard Group of Investments prior to 1990.

*Mr. Nesher is a Trustee who may be deemed to be an "interested" person of the Trust as the term is defined in the 1940 Act.

The following table sets forth certain information regarding the compensation of the Trust's Trustees for the fiscal year ended May 31, 1995. The Officers of the Trust receive no compensation from the Trust for serving in such capacity.


                              Compensation Table
                                  Pension or                         Total
                                  Retirement       Estimated     Compensation
                   Aggregate       Benefits          Annual     from the Trust
                  Compensation    Accrued as     Benefits Upon   and the Funds
Name of Trustee     from the     Part of Fund      Retirement       Paid to
                     Trust         Expenses                         Trustee

David H. Carter  $15,000        $  0             $  0           $15,000
Tarrant Cutler   $15,000        $  0             $  0           $15,000
Kenneth A.       $15,000        $  0             $  0           $15,000
Froot
Kathryn F.       $15,000        $  0             $  0           $15,000
Muncil
Robert A.        $0             $  0             $  0           $0
Nesher


The Trustees and officers of the Trust own, in the aggregate, less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust who are employed by the Administrator is paid by the Administrator.

As of October 25, 1995, National Financial Services Corp., 200 Liberty Street, New York, NY 10281, owned of record 17.96% of the outstanding Class A shares of the 1784 U.S. Treasury Money Market Fund and 8.18% of the outstanding shares of the 1784 Short-Term Income Fund; and Arnold Fortuna Lawner & Cabot Inc., 101 Arch Street, Boston, MA 02110, owned beneficially and of record 5.03% of the outstanding shares of the 1784 Institutional U.S. Treasury Money Market Fund.

As of October 25, 1995, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02110, and its affiliates, owned of record the following percentages of the outstanding shares of the following Funds: 1784 Tax-Free Money Market Fund - 84.23%; 1784 Institutional U.S. Treasury Money Market Fund
- 44.60%; 1784 U.S. Government Medium-Term Income Fund - 84.74%; 1784 Tax-Exempt Medium-Term Income Fund -

94.45%; 1784 Massachusetts Tax-Exempt Income Fund - 66.21%; 1784 Growth & Income Fund - 78.72%; 1784 Asset Allocation Fund - 24.61%; 1784 International Equity Fund - 97.63%; 1784 Short-Term Income Fund - 67.83%; 1784 Income Fund - 92.32%; 1784 Connecticut Tax-Exempt Income Fund - 86.09%; and 1784 Rhode Island Tax-Exempt Income Fund - 93.25%. The Trust believes that The First National Bank of Boston possessed, on behalf of its underlying accounts, voting or investment power with respect to a majority of such shares.

COMPUTATION OF YIELD

From time to time the Trust advertises the "current yield" and "effective yield" (also referred to as "effective compound yield") of the Money Market Funds. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of these Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of these Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

Effective Yield = (Base Period Return + 1) (365/7) - 1.

The current and the effective yields reflect the reinvestment of net income earned daily on fund assets.

The yield of the Money Market Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in a Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which investors may compare these Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing fund instruments.

From time to time, the Trust may advertise a 30-day yield for each of the Equity Funds and each of the Fixed Income Funds. These figures will be based on historical earnings and are not intended to indicate future performance.
The yield of these Funds refers to the annualized net investment income per share generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2 [((a-b)/cd + 1)6 - 1]

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The Trust may also advertise a "tax-equivalent yield" for each of the Tax-Exempt Funds. The "tax-equivalent yield" is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of a Fund's yield, assuming certain tax brackets for a Shareholder. Any tax-equivalent yield quotation of a Fund will be calculated by adding (a) the portion of that Fund's current yield which is not tax-exempt and (b) the result obtained by dividing the portion of the Fund's current yield which is tax-exempt by the difference of one minus a stated income tax rate.

CALCULATION OF TOTAL RETURN

From time to time, the Trust may advertise total return for a Fund. The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value (as of the end of the designated time period) of a hypothetical $1,000 payment made at the beginning of the designated time period.

PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay for the redemptions of shares of the Funds in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges and tax liabilities on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which any of the New

York Stock Exchange, an Adviser, the Administrator or the Custodian is not open for business.

Purchase and redemption of shares of the 1784 U.S. Treasury Money Market Fund by Connecticut municipalities and other Connecticut municipal corporations and authorities pursuant to the provisions of Section 7-400 of the Connecticut General Statutes, as from time-to-time amended ("Con. Gen. Stat. Section 7-400"), may be made only through the use of (i) a bank, savings bank or savings and loan association incorporated under the laws of the State of Connecticut, or (ii) a federally chartered bank, savings bank or savings and loan association having its principal place of business in the State of Connecticut, or (iii) such other agent as may be permitted by Conn. Gen. Stat. Section 7-400.

SYSTEMATIC WITHDRAWAL PLAN

A Shareholder (other than a Shareholder of the 1784 Institutional U.S. Treasury Money Market Fund and holders of Class C or Class D shares of the 1784 U.S. Treasury Money Market Fund) may direct the shareholder servicing agent to send him or her regular monthly, quarterly, semi-annual or annual payments, as designated on the Account Application and based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. Such payments are drawn from the proceeds of the redemption of shares held in the Shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable).
To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the Shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the applicable Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate a SWP, shares having an aggregate value of at least $10,000 must be held on deposit by the shareholder servicing agent. The Shareholder by written instruction to the shareholder servicing agent may deposit into the account additional shares of the applicable Fund, change the payee or change the dollar amount of each payment. The shareholder servicing agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the applicable Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the shareholder servicing agent on 60 days' notice in writing to the Shareholder in the event that the applicable Fund ceases to assume the cost of these services. Any Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another Fund. Any such plan may be terminated at any time by either the Shareholder or the applicable Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of each of the shares of each Fund (including shares of each class of the 1784 U.S. Treasury Money Market Fund) is determined on each day on which both the New York Stock Exchange and the Federal Reserve Bank of Boston are open ("Business Days"). This determination is made once during each such day, as of 12:00 noon Eastern Time ("ET") in respect of shares of the 1784 U.S. Treasury Money Market Fund and the 1784 Tax-Free Money Market Fund, as of 3:00 p.m. ET in respect of the 1784 Institutional U.S. Treasury Money Market Fund (noon on a Half Day, as defined in the prospectus by which shares of such Fund are offered), and as of 4:00 p.m. ET in respect of the 1784 Growth and Income Fund, 1784 Asset Allocation Fund, 1784 International Equity Fund, 1784 Growth Fund, 1784 U.S. Government Medium-Term Income Fund, 1784 Tax-Exempt Medium-Term Income

Fund, 1784 Massachusetts Tax-Exempt Income Fund, 1784 Connecticut Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund, 1784 Florida Tax-Exempt Income Fund, 1784 Short-Term Income Fund and 1784 Income Fund. The Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Net asset value per share of each class of the 1784 U.S. Treasury Money Market Fund is calculated by adding the value of securities and other assets attributable to that class, subtracting liabilities attributable to that class and dividing by the number of outstanding shares of that class.

Securities of the Money Market Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of these Funds may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its fund securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate fund value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use by the Money Market Funds of amortized cost and the maintenance by these Funds of a net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for these Funds. Such procedures include the determination of the extent of deviation, if any, of these Funds' current net asset value per share calculated using available market quotations from these Funds' amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders of these Funds, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if any of these Funds incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in the account of each Shareholder of such Fund and to offset each such Shareholder's pro rata portion of such loss or liability from that Shareholder's accrued but unpaid dividends or from future dividends of the affected Fund while each other Fund must annually distribute at least 90% of its investment company taxable income.

In valuing each of the Equity Funds', the Fixed Income Funds' and the Tax-Exempt Funds' assets, short-term obligations are valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. This constitutes fair value as determined by the Board of Trustees of the Trust. A security listed on an exchange will be valued at its last sale price on that exchange using quotations on the exchange on which the security is traded most extensively. Lacking any sales, the security will be valued at the mean between the closing asking price and the closing bid price. Unlisted securities which are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high, or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Board of Trustees of the Trust although the actual calculation may be done by others. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Trust.

TAXES

TAX STATUS OF THE FUNDS

Each of the Funds is treated as a separate entity for federal income tax purposes under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and, in the case of the Tax-Exempt Funds, its tax-exempt income), and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Funds will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign withholding taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions would generally be taxable as ordinary dividend income to its shareholders.

Each of the Funds is organized as a series of a Massachusetts business trust and is not subject to any Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.

TAX STATUS OF THE SHAREHOLDERS

DISTRIBUTIONS BY FUNDS OTHER THAN THE TAX-EXEMPT FUNDS. Shareholders of Funds other than the Tax-Exempt Funds will have to pay federal income taxes and may be subject to state or local income taxes on the dividends and capital gain distributions they receive from those Funds. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares.

DISTRIBUTIONS BY THE TAX-EXEMPT FUNDS. The portion of each Tax-Exempt Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by that Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

Shareholders of the Tax-Exempt Funds will have to pay federal income taxes and may be subject to state or local income taxes on the non exempt-interest dividends (including dividends from earnings from taxable securities and repurchase transactions) and capital gain distributions they receive from the Funds. That portion of net investment income distributions not designated as tax-exempt and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or in additional shares. Distributions of net capital gains, whether paid in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares.

The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority. For a discussion of the state and local tax consequences of an exempt-interest dividend from any Fund investing in state or local obligations, see that Fund's prospectus.

DISTRIBUTIONS -- GENERAL. The Money Market Funds are not expected to make any capital gain distributions. Because the Funds other than the Equity Funds do not expect to earn any dividend income, it is expected that none of their dividends will qualify for the dividends received deduction for corporations. A portion of the Equity Funds' ordinary income dividends (but none of their capital gain distributions) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Any Fund dividend that is declared in October, November, or December of a calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Trust will notify shareholders regarding the federal tax status of distributions after the end of each calendar year.

Except in the case of the Money Market Funds, any Fund distribution (or, in the case of the Fixed Income Funds and the Tax-Exempt Funds, any Fund distribution of net capital gains or net short-term capital gains) will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution, other than an exempt-interest dividend paid by a Tax-Exempt Fund, may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Trust intends to advise shareholders of the extent, if any, to which their respective distributions consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

DISPOSITION OF SHARES IN THE FUNDS

In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a Shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss. In the case of the Tax-Exempt Funds, any loss realized upon a disposition of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. In the case of any Fund, any loss realized upon the disposition of shares in the Fund held for six months or less will (if not disallowed as described in the preceding sentence) be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

ADDITIONAL INFORMATION FOR SHAREHOLDERS OF THE TAX-EXEMPT FUNDS

Interest on indebtedness incurred by Shareholders to purchase or carry shares of a Tax-Exempt Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by certain private activity bonds should consult their tax advisors before purchasing shares of a Tax-Exempt Fund.

ADDITIONAL INFORMATION RELATING TO FUND INVESTMENTS

Except in the case of the Money Market Funds, the Funds' current dividend and accounting policies will affect the amount, timing, and character of distributions to Shareholders, and may, under certain circumstances, make an economic return of capital taxable to Shareholders. Any investment by a Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities including STRIPS, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

An investment by a Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Fund transactions in options, futures contracts, and forward contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Funds will limit their activities in options, futures contracts, forward contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to a Fund's foreign investments. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source; the Funds (other than the 1784 International Equity Fund) do not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or an exemption from tax on such income; the Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If the 1784 International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's Shareholders foreign income taxes paid. If the Fund so elects, Shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to the Fund's Shareholders foreign income taxes paid by it, Shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the applicable Fund. While it is not intended for the Funds generally to do so, a Fund may from time to time invest in stock of foreign issuers deemed to be "passive foreign investment companies" for U.S. tax purposes; any Fund making such an investment may be liable for U.S. income taxes on certain distributions and realized capital gains from stock of such issuers.

FOREIGN SHAREHOLDERS

Taxable dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%, although the 30% rate may be reduced to the extent provided by an applicable tax treaty. The Funds intend to withhold tax payments at the rate of 30% (or the lower treaty rate) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Funds by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdiction.

BACKUP WITHHOLDING

Each of the Funds is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% (or lower treaty rate) withholding.

FUND TRANSACTIONS; TRADING PRACTICES AND BROKERAGE

FUND TRANSACTIONS

None of the Advisers has any obligation to deal with any dealer or group of dealers in the execution of transactions in Fund securities. Subject to policies established by the Trustees, each Adviser to a Fund is responsible for placing the orders to execute transactions for such Fund. In placing orders, it is the policy of the Trust for each Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While each Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, each Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing transactions for the Funds will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of Bank of Boston, as Adviser to such Fund and who is appointed and supervised by the senior officers of Bank of Boston, or in the case of the 1784 International Equity Fund, by portfolio managers who are employees of Bank of Boston or of Kleinwort Benson and who are appointed and supervised by the senior officers of Bank of Boston or by senior officers of Kleinwort Benson. Changes in a Fund's investments are reviewed by the

Board of Trustees of the Trust. A portfolio manager may serve other clients of either of the Advisers or of an affiliate of either of the Advisers in a similar capacity.

Each Adviser selects brokers or dealers to execute transactions for the purchase or sale of securities for the Funds on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of its portfolio managers as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

Each Adviser may allocate, out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing fund performance evaluation and technical market analyses. Such services are used by each Adviser in connection with its investment decision-making process with respect to one or more portfolios under its management and may not be used exclusively with respect to the fund or account generating the brokerage. Not all brokerage and research services are useful or of value in advising any particular Fund.

As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the commissions paid to such broker/dealers are not, in general, expected to be higher than commissions that would be paid to broker/dealers not providing such services; further, in general, any such commissions are reasonable in relation to the value of the brokerage and research services provided. Unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to a broker/dealer solely because it provided research services to an Adviser. In addition, fund transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily fund pricing services to the Funds. Subject to best price and execution, commissions used for pricing may or may not be generated by the Funds receiving the pricing service.

Bank of Boston may place a combined order for two or more Funds (or for a Fund and another account under the Bank of Boston's management) engaged in the purchase or sale of the same security if, in the Bank of Boston's judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each Fund or account. It is believed that the ability of the Funds to participate in volume transactions will generally be beneficial to them. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular Fund may obtain, it is the opinion of the Bank of Boston and the Board of Trustees of the Trust that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, an Adviser may place orders for a Fund with broker/dealers which have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Fund transactions.

It is expected that an Adviser may execute brokerage or other agency transactions through the Distributor or such Adviser or an affiliate of such Adviser, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the Securities and Exchange Commission such policies as the Board of Trustees of the Trust may determine. Under these provisions, the Distributor or such Adviser or an affiliate of such Adviser is permitted to receive and retain compensation for effecting transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or such Adviser or an affiliate of such Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor, such Adviser or any such affiliate by the Trust for such exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, an Adviser may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or the Funds or payment of certain Trust expenses, such as custody, pricing and professional fees. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

SERVICEMARKS

The servicemark 1784 FUNDS and the "eagle" logo are used by permission of Bank of Boston, and in the event that the Advisory Agreements with Bank of Boston are terminated, the Trust has agreed to discontinue use of the servicemark and logo.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of series, each of which represents an equal proportionate interest in that series. Shareholders of each series are entitled upon liquidation or dissolution to a pro rata share in the net assets of that series available for distribution to shareholders. Shareholders have no preemptive rights. Currently, the Trust has fifteen series of shares, each of which is a Fund.
The 1784 U.S. Treasury Money Market Fund offers three classes of shares: Class A, Class C and Class D. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares, and may create additional classes of any one or more series. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Shares of each series of the Trust are entitled to vote separately to approve advisory agreements or changes in investment policies, but shares of all series of the Trust vote together in the election or selection of Trustees, principal underwriters and accountants.

The Declaration of Trust may be amended as authorized by vote of Shareholders of the Trust. Matters not affecting all series or classes of shares shall be voted on only by the shares of the series or classes affected. Shares of the Trust may be voted in person or by proxy, and any action taken by Shareholders may be taken without a meeting by written consent of a majority of Shareholders entitled to vote on the matter.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, and no Trustee shall be liable to the Trust or any Shareholder. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

FINANCIAL INFORMATION

The Statements of Net Assets at May 31, 1995, the Statements of Operations for the period ended May 31, 1995, the Statements of Changes in Net Assets for the period ended May 31, 1995, the Financial Highlights for the period ended May 31, 1995, the Notes to the Financial Statements and the Report of Independent Accountants, each of which is included in the two Annual Reports to Shareholders of the Trust (Accession Number 0000929638-95-000094), are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. A copy of each of the Annual Reports accompanies this Statement of Additional Information.



                 [Remainder of page intentionally left blank]

INVESTMENT ADVISERS                                            1784 FUNDS

The First National Bank of Boston  1784 GROWTH AND INCOME FUND
100 Federal Street                 1784 ASSET ALLOCATION FUND
Boston, MA 02110                   1784 INTERNATIONAL EQUITY FUND
                                   1784 GROWTH FUND
                                   1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
Kleinwort Benson Investment        1784 SHORT-TERM INCOME FUND
Management Americas Inc.           1784 INCOME FUND
200 Park Avenue                    1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
New York, New York 10166           1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
                                   1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
                                   1784 CONNECTICUT TAX-EXEMPT INCOME FUND
DISTRIBUTOR                        1784 FLORIDA TAX-EXEMPT INCOME FUND
                                   1784 TAX-FREE MONEY MARKET FUND
SEI Financial Services Company     1784 U.S. TREASURY MONEY MARKET FUND
680 East Swedesford Road           1784 INSTITUTIONAL U.S. TREASURY MONEY
Wayne, PA 19087-1658                    MARKET FUND

ADMINISTRATOR

SEI Financial Management Corporation
680 East Swedesford Road
Wayne, PA  19087-1658

LEGAL COUNSEL

Bingham, Dana & Gould
150 Federal Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109                           STATEMENT OF ADDITIONAL INFORMATION

CUSTODIAN

The First National Bank of Boston                          OCTOBER 2, 1995,
100 Federal Street                              AS AMENDED JANUARY 2, 1996,
Boston, MA 02110                                AS AMENDED FEBRUARY 28, 1996

____________________________________________________

The 1784 Funds:
   -are not insured by the FDIC or any other governmental agency;
   -are not guaranteed by The First National Bank of Boston or any of its affiliates;
   -are not deposits or obligations of The First National Bank of Boston or any of its affiliates;
   -involve investment risks, including possible loss of principal.
The First National Bank of Boston serves as investment adviser, custodian and fund accountant for the 1784 Funds. The 1784 Funds are distributed by SEI Financial Services Company, a party independent of The First National Bank of Boston or any of its affiliates. Financial Service Counselors are registered representatives of an independent broker-dealer or of 1784 Investor Services, Inc., an affiliate of The First National Bank of Boston.

                       1784 FUNDS

PART C:  OTHER INFORMATION



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS INCLUDED IN PART A (FOR THE 1784 GROWTH FUND AND THE 1784 FLORIDA TAX-EXEMPT INCOME FUND):

                    Not applicable

          FINANCIAL STATEMENTS INCLUDED IN PART B (FOR EACH OF FUNDS OF THE REGISTRANT OTHER THAN THE 1784 GROWTH FUND AND THE 1784 FLORIDA TAX-EXEMPT INCOME FUND):

                    Statements of Net Assets at May 31, 1995*
                    Statements of Operations for the period ended May 31, 1995* Statements of Changes in Net Assets for the period ended May 31, 1995*
                    Financial Highlights for the period ended May 31, 1995*

_________________________
*Incorporated by reference in the two Annual Reports to Shareholders of the Registrant for the period ended May 31, 1995, filed with the Securities and Exchange Commission via the EDGAR system on November 17, 1995 (Accession Number 0000929638-95-000094).

     (b)  EXHIBITS

                     *(1)     Declaration of Trust of the Registrant

                    **(2)     By-Laws of the Registrant

                      (5) Investment Advisory Agreement between the Registrant and The First National Bank of Boston with Schedule reflecting advisory fees to be paid by the Registrant on behalf of the 1784 Growth Fund and the 1784 Florida Tax-Exempt Income Fund

              *****(5)(a)     Investment Advisory Agreement between the
                              Registrant and The First National Bank of Boston with respect to the 1784 International Equity Fund

              *****(5)(b)     Investment Advisory Agreement between the
                              Registrant and Kleinwort Benson Investment
                              Management Americas Inc. with respect to the 1784
                              International Equity Fund

                ******(6)     Amended and Restated Distribution Agreement
                              between the Registrant and SEI Financial Services
                              Company

                   ***(8)     Custodian Agreement

                ***(9)(a)     Administration Agreement between the Registrant
                              and SEI Financial Management Corporation

                   (9)(b) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company

                ***(9)(c)     Fund Accounting Agreement between the Registrant
                              and The First National Bank of Boston

                     (11)     Consent of Independent Accountants

            ******(15)(a)     Amended and Restated Distribution Plan of the
                              Registrant

            ******(15)(b)     Distribution Plan (Class C Shares) of the
                              Registrant

            ******(15)(c)     Distribution Plan (Class D Shares) of the
                              Registrant

               ******(18)     Multiple Class Plan of the Registrant

                 ****(25)     Powers of Attorney of Trustees of Registrant


                  *Incorporated by reference to Registrant's Statement on  Form
                   N1-A filed ith the SEC on February 8, 1993.
                 **Incorporated by reference to Registrant's Pre-
                   Effective Amendment No. 2 filed with the SEC on May
                   18, 1993.
                ***Incorporated by reference to Registrant's Post-Effective
                   Amendment No. 2 filed with the SEC on January 31, 1994.
               ****Incorporated by reference to Registrant's Pre-Effective
                   Amendment No. 2 filed with the SEC on May 18, 1993 (on signature page).
              *****Incorporated by reference to Registrant's Post-Effective
                   Amendment No. 5 filed with the SEC on September 28, 1994.
             ******Incorporated by reference to Registrant's Post-Effective
                   Amendment No. 8 filed with the SEC on November 1, 1995.



ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

               See the Prospectuses and the Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Corporation which also controls the distributor of the Registrant, SEI Financial Services Company, and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                       Title of Class                  Number of Record Holders
                       --------------                  ------------------------

   Shares of beneficial interest, without par value     As of October 24, 1995


    1784 Growth and Income Fund                             4,285
    1784 Asset Allocation Fund                                736
    1784 Growth Fund                                            0
    1784 U.S. Government Medium-Term Income Fund            1,008
    1784 Short-Term Income Fund                               977
    1784 Income Fund                                          345

    1784 Tax-Exempt Medium-Term Income Fund                   401
    1784 Massachusetts Tax-Exempt Income Fund                 716
    1784 Rhode Island Tax-Exempt Income Fund                  902
    1784 Connecticut Tax-Exempt Income Fund                   386
    1784 Florida Tax-Exempt Income Fund                         0
    1784 Tax-Free Money Market Fund                           872
    1784 U.S. Treasury Money Market Fund (Class A)          1,192
    1784 U.S. Treasury Money Market Fund (Class C)              0
    1784 U.S. Treasury Money Market Fund (Class D)              0
    1784 Institutional U.S. Treasury Money Market Fund        288
    1784 International Equity Fund                            277

ITEM 27.  INDEMNIFICATION

               Article VIII of the Agreement and Declaration of Trust filed as
          Exhibit 1 to the Registration Statement is incorporated herein by reference. The Trust participates in a group liability policy under which the Trust and its trustees, officers and affiliated persons are insured against certain liabilities.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

               The First National Bank of Boston ("Bank of Boston") offers a wide variety of financial services to customers throughout New England, the United States and internationally. As of December 31, 1994, Bank of Boston and its affiliates had assets of $44.6 billion, including customer deposits of $31.4 billion and also managed more than $13 billion in assets worldwide. Bank of Boston's principal place of business is 100 Federal Street, Boston, Massachusetts 02110.

               Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of Bank of Boston is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows (each Director of Bank of Boston is also a director of Bank of Boston Corporation):



Name and Position                           Connection with and
with Investment Adviser                    Name of Other Company
----------------------                     ---------------------

Wayne A. Budd,
Director Senior Partner, Goodwin, Procter & Hoar, Exchange Place, Boston, MA 02109, since 1993. United States Attorney, District of Massachusetts from 1989 to 1992; Associate Attorney General of the United States Department of Justice from 1992 to 1993.

William F. Connell,
Director Chairman and Chief Executive Officer of Connell Limited Partnership, One International Place, Boston, MA 02109, since 1987. Director of Boston Edison Company, Arthur D. Little, Inc., Harcourt General, Inc. and North American Mortgage Company.

Gary L. Countryman,
Director Chairman and Chief Executive Officer of Liberty Mutual Insurance Company, 175 Berkeley Street, Boston, MA 02117. President of Liberty Mutual Insurance Company from 1981 to 1992, Chief Executive Officer since 1987 and Chairman since 1991; Director of Boston Edison Company, The Neiman-Marcus Group, Inc., and Alliance of American Insurers.

Alice F. Emerson,
Director Senior Fellow, The Andrew W. Mellon Foundation, 140 East 62nd Street, New York, NY 10021, since 1991. President Emerita of Wheaton College; Director of Eastman Kodak Company, Champion International Corporation and AES Corporation.

Charles K. Gifford,           Chairman and Chief Executive Officer of Bank of
Chairman, Chief Executive     Boston and Bank of Boston Corporation since July
Officer and President of      1995; President of Bank of Boston and Bank of
Bank of Boston Corporation,   Boston Corporation since 1989; Chief Operating
100 Federal Street,           Officer of Bank of Boston and Bank of Boston
Boston, MA 02110              Corporation from 1993 to July 1995; Director of
                              Massachusetts Mutual Life Insurance Company and
                              Boston Edison Company.

Thomas J. May,                Chairman and Chief Executive Officer of Boston
Director                      Edison Company, 800 Boylston Street, Boston, MA
                              02199, since July, 1994. Executive Vice President of Boston Edison Company from 1990 to 1993 and
                              President and Chief Operating Officer from 1993 to
                              July, 1994; Director of New England Mutual Life
                              Insurance Company.

Donald F. McHenry,            University Research Professor of Diplomacy and
Director                      International Relations, Georgetown University,
                              School of Foreign Service, Washington, D.C. 20057, since 1981. President of the IRC Group since
                              1983; Director of American Telephone and Telegraph
                              Company, Coca-Cola Company, International Paper
                              Company, and SmithKline Beecham, PLC.

J. Donald Monan, S.J.,        President of Boston College, 18 Old Colony Road,
Director                      Chestnut Hill, MA 02167, since 1972.

Paul C. O'Brien,              President of The O'Brien Group, Inc., One
Director                      International Place, Boston, MA 02110.  President
                              and Chief Executive Officer of New England
                              Telephone and Telegraph Company from 1988 to 1993 and Chairman of the Board from 1993 to December
                              1994.  Director of Cambridge NeuroScience, Inc,
                              First Pacific Networks Inc. and Shiva
                              Corporation.

Edward A. O'Neal,
Vice Chairman of Bank of      Senior Executive Vice President, Operating
Boston and Bank of Boston     Services and Nationwide  Consumer, Chemical
Corporation, 100 Federal      Banking Corporation, in 1992;  Executive Vice
Street, Boston, MA 02110      President of Bank of Boston Corporation,
                              and Group Executive of Bank of Boston's New
                              England Banking Group from 1992 to 1993 and
                              Vice Chairman of Bank of Boston Corporation and Bank of Boston since 1993.

John W. Rowe,                 President and Chief Executive Officer of New
Director                      England Electric System, 25 Research Drive,
                              Westborough, MA 01582, since 1989.  Director of
                              New England Electric System and UNUM Corporation.

William J. Shea,
Vice Chairman and Chief       Partner at Coopers & Lybrand from 1983 to 1992 and
Financial Officer of Bank     Vice Chairman from 1991 to 1992; Executive Vice of
Boston and Vice Chairman,     President, Chief Financial Officer and Treasurer
Chief Financial Officer       of Bank of Boston Corporation and Chief Financial
and Treasurer of Bank of      Officer of Bank of Boston from January to October,
Boston Corporation, 100       1993 and Vice Chairman of both since 1993.
Federal Street, Boston,
MA 02100

Richard A. Smith,             Chairman of the Board of Harcourt General, Inc.
Director                      and The Neiman-Marcus Group, Inc., 27 Bolyston
                              Street, Chestnut Hill, MA 02167, since 1991.
                              Chairman, President and Chief Executive Officer of
                              GC Companies Inc. since December, 1993; Chairman and Chief Executive Officer of Harcourt General,
                              Inc. from 1985 to 1991 and Chairman and Chief
                              Executive Officer of the Neiman-Marcus Group, Inc.
                              from 1987 to 1991.  Director of Liberty Mutual
                              Insurance Company and Liberty Mutual Fire
                              Insurance Company.

William C. Van Faasen,        President and Chief Executive Officer of Blue
Director                      Cross and Blue Shield of Massachusetts, Inc., 100
                              Summer Street, Boston, Massachusetts 02110.
                              Executive Vice President and Chief Operating
                              Officer of Blue Cross and Blue Shield of
                              Massachusetts, Inc. from 1990 to 1992 and
                              President and Chief  Executive Officer since 1992.

Thomas B. Wheeler,            President and Chief Executive Officer of
Director                      Massachusetts Mutual Life Insurance Company, 1295
                              State Street, Springfield, MA 01111.  President of
                              Massachusetts Mutual Life Insurance Company since
                              1987 and Chief Executive Officer since 1988;
                              Director of Massachusetts Mutual Life Insurance
                              Company and Textron Inc.

Alfred M. Zeien,              Chairman of the Board and Chief Executive Officer
Director                      of The Gillette Company, Prudential Tower
                              Building, Boston, MA 02199, since 1991. Director of Polaroid Corporation, Raytheon Company,
                              Repligen Corporation, and Massachusetts Mutual
                              Life Insurance Company.

               Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson") is the U.S. registered investment management subsidiary of the London based Kleinwort Benson Group plc, a holding company for a merchant banking group whose origins date back to 1792, which in turn is a subsidiary of Dresdner Bank A.G. Kleinwort Benson has offices in London, Hong Kong and Tokyo. As of December 31, 1994, Kleinwort Benson had approximately $1.014 billion of assets under management. Kleinwort Benson's principal place of business is 200 Park Avenue, New York, New York 10166.

               Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of Kleinwort Benson is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:


Name and Position               Connection with and
with Investment Adviser       Name of Other Company
-----------------------       ---------------------

Lesley M. S. Knox,                        --
Director and Non-executive
Chairman

Simon M. Robertson,           Deputy Chairman, Kleinwort Benson Group plc, 10
Director                      Fenchurch Street, London, England EC3M 3HB, since
                              1992.

John L. Duffy,                Chief Financial Officer, Kleinwort Benson North
Director                      America, Inc. from May 1991 to July 1993.

Lynn C. Thurber,              Managing Director and Chief Operating Officer,
Director                      Alex Brown Kleinwort Benson Realty Advisers
                              Corporation, 100 East Pratt Street, Baltimore, MD
                              21202, since July 1992.  Principal, Morgan Stanley
                              Incorporated, from 1975 to July 1992.

Geraint E.B. Thomas           Chief Executive Officer since 1994.  Finance
Chief Executive Officer       Director Kleinwort Benson  from 1986 to 1994.

ITEM 29.       PRINCIPAL UNDERWRITERS

          (a) The Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Stepstone Funds, The Compass Capital Group of Funds, FFB Lexicon Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, MarquisSM Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., Inventor Funds, Inc., The Achievement Funds Trust, Insurance Investment Products Trust, Bishop Street Funds, CrestFunds, Inc., Conestoga Family of Funds and Rembrandt Funds-Registered Trademark-, pursuant to distribution agreements dated July 15, 1982, November 29, 1982, December 3, 1982, July 10, 1985, January 22, 1987,
          August 30, 1988, January 30, 1991, March 8, 1991, October 18, 1991,
          November 14, 1991, February 28, 1992, May 1, 1992, May 29, 1992,
          October 30, 1992, November 1, 1992, November 1, 1992, January 28, 1993, August 17, 1993, January 3, 1994, July 16, 1993, August 1, 1994,
          December 27, 1994, December 30, 1994, January 27, 1995, March 1, 1995,
          May 1, 1995 and December 31, 1992, respectively.

               SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include fund evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

          (b) The following are the directors and officers of SFS. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, PA 19087.



                         Position and                  Positions and
Name                     Officers with Underwriter     Offices with Registrant
----                     -------------------------     -----------------------
Alfred P. West, Jr.      Director,Chairman and
                         Chief Executive Officer

Henry H. Greer           Director, President & Chief
                         Operating Officer

Carmen V. Romeo          Director, Executive Vice      Treasurer & Assistant
                         President & Treasurer         Secretary

Gilbert L. Beebower      Executive Vice President                --

Richard B. Lieb          Executive Vice President                --

Charles A. Marsh         Executive Vice President                --
                         of Capital Resources Division           --

Kenneth Zimmer           Senior Vice President                   --

Leo J. Dolan, Jr.        Senior Vice President                   --

Carl A. Guarino          Senior Vice President                   --

Jerome Hickey            Senior Vice President                   --

David G. Lee             Senior Vice President         Senior Vice President &
                                                       Assistant Secretary

William Madden           Senior Vice President                   --

A. Keith McDowell        Senior Vice President                   --

Dennis J. McGonigle      Senior Vice President                   --

Hartland J. McKeown      Senior Vice President                   --

James V. Morris          Senior Vice President                   --

Steven Onofrio           Senior Vice President                   --

Robert Wagner            Senior Vice President                   --

Patrick K. Walsh         Senior Vice President                   --

Kevin P. Robins          Senior Vice President,        Vice President &
                         General Counsel & Secretary   Assistant Secretary

Robert Crudup            Managing Director                       --

Victor Galef             Managing Director                       --

Kim Kirk                 Managing Director                       --

Carolyn McLaurin         Managing Director                       --

John Krzeminski          Managing Director                       --

Barbara Moore            Managing Director                       --

Donald Pepin             Managing Director                       --

Mark Samuels             Managing Director                       --

Wayne M. Withrow         Managing Director                       --

Mick Duncan              Team Leader                             --

Robert Ludwig            Team Leader                             --

Vicki Malloy             Team Leader                             --

Sandra K. Orlow          Vice President & Assistant    Vice President &
                         Secretary                     Assistant Secretary

Robert Aller             Vice President                          --

Charles Baker            Vice President                          --

Steve Bendinelli         Vice President                          --

Chris Brookmeyer         Vice President & Controller             --

Gordon W. Carpenter      Vice President                          --

Robert B. Carroll        Vice President & Assistant    Vice President &
                         Secretary                     Assistant Secretary

Ward Curtis              Vice President                          --

Edward Daly              Vice President                          --

Jeff Drennen             Vice President                          --

Lucinda Dancalfe         Vice President                          --

Kathy Heilig             Vice President                          --

Larry Hutchison          Vice President                          --

Michael Kantor           Vice President                          --

Samuel King              Vice President                          --

Donald H. Korytowski     Vice President                          --

Robert S. Ludwig         Vice President                          --

Jack May                 Vice President                          --

Larry Pokora             Vice President                          --

Kim Rainey               Vice President                          --

Paul Sachs               Vice President                          --

Steve Smith              Vice President                          --

Daniel Spaventa          Vice President                          --

Kathryn L. Stanton       Vice President & Assistant
                         Secretary                               --

William Zawaski          Vice President                          --

James Dougherty          Director, Brokerage Services            --

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

          The First National Bank of Boston (custodian, investment adviser and portfolio accountant)
          100 Federal Street
          Boston, Massachusetts  02110
               and
          150 Royall Street,
          Canton, Massachusetts  02021

          Kleinwort Benson Investment Management Americas Inc. (investment adviser)
          200 Park Avenue
          New York, NY 10166
               and
          10 Fenchurch Street
          London, England EC3M 3HB

          SEI Financial Management Corporation (administrator)
          680 E. Swedesford Road
          Wayne, PA  19087


ITEM 31.  MANAGEMENT SERVICES

          Not applicable.


ITEM 32.  UNDERTAKINGS

          (a)  Not applicable.
          (b) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement, containing reasonably current financial statements that need not be certified, within four to six months following the date shares of the 1784 Growth Fund and the date shares of the 1784 Florida Tax-Exempt Income Fund are sold to the public or operations for each such Fund otherwise begin.
          (c) The Registrant undertakes to furnish each person to whom an applicable prospectus is delivered with a copy of its latest Annual Reports to shareholders, upon request without charge.

                                     NOTICE

          A copy of the Agreement and Declaration of Trust for 1784 Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   Signatures




Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on the 15 day of December, 1995.

                                     1784 FUNDS




                                     By:  Robert A. Nesher
                                          --------------------------
                                          Robert A. Nesher
                                          President




Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacity on the date indicated.


Robert A. Nesher              Trustee, President & Chief     December 15, 1995
-----------------             Executive Officer
Robert A. Nesher

      *                       Treasurer & Assistant          December 15, 1995
-----------------             Secretary
Carmen V. Romeo


Stephen G. Meyer              Controller                     December 15, 1995
-----------------
Stephen G. Meyer


      *                       Trustee                        December 15, 1995
-----------------
David H. Carter


      *                       Trustee                        December 15, 1995
-----------------
Tarrant Cutler


      *                       Trustee                        December 15, 1995
-----------------
Kenneth A. Froot


      *                       Trustee                        December 15, 1995
-----------------
Kathryn F. Muncil

*By: Robert A. Nesher
     -----------------
     Robert A. Nesher
     Executed by Robert A. Nesher, Attorney-in-fact on behalf of those indicated, pursuant to Powers of Attorney previously filed.

                                  EXHIBIT INDEX



             Exhibit                       Names
             -------                       -----

               5 Investment Advisory Agreement between the Registrant and The First National Bank of Boston with Schedule reflecting advisory fees to be paid by the Registrant on behalf of the 1784 Growth Fund and the 1784 Florida Tax-Exempt Income Fund

               9(b) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company

               11        Consent of Independent Accountants